united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of Registrant as specified in charter)

17605 Wright Street, Suite 102, Omaha, NE 68137

(Address of principal executive offices) (Zip code)

CT Corporation System

1300 East Ninth Street, Cleveland, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/18

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Catalyst Insider Long/Short Fund
(CIAAX, CIACX, CIAIX)
Catalyst Hedged Commodity Strategy Fund
(CFHAX, CFHCX, CFHIX)
Catalyst Hedged Futures Strategy Fund
(HFXAX, HFXCX, HFXIX)
Catalyst Systematic Alpha Fund
(Formerly, Catalyst Intelligent Alternative Fund)
(ATRAX, ATRCX, ATRIX)
Catalyst Macro Strategy Fund
(MCXAX, MCXCX, MCXIX)
Catalyst Multi Strategy Fund
(Formerly, Catalyst/Auctos Multi Strategy Fund)
(ACXAX, ACXCX, ACXIX)
Catalyst/Exceed Defined Risk Fund
(CLPAX, CLPCX, CLPFX)
Catalyst/Millburn Hedge Strategy Fund
(MBXAX, MBXCX, MBXIX)
Catalyst/Exceed Defined Shield Fund
(SHIEX, SHINX, SHIIX)

June 30, 2018

Mutual Fund Series Trust

CATALYST FUNDS
ANNUAL REPORT
TABLE OF CONTENTS

Investment Review	Page 1

Portfolios of Investments	Page 42

Statements of Assets and Liabilities	Page 76

Statements of Operations	Page 78

Statements of Changes in Net Assets	Page 81

Financial Highlights	Page 85

Notes to Financial Statements	Page 103

Auditors Opinion	Page 127

Supplemental Information	Page 128

Trustees Table	Page 137

Expense Example	Page 139

Privacy Notice	Page 140

June 30, 2018

Catalyst Insider Long/Short Fund (CIAAX, CIACX, CIAIX)

(Unaudited)

Dear Shareholders,

The Catalyst Insider Long/Short Fund (the “Fund”) is a long/short equity fund that buys stock of companies experiencing corporate insider buying and sells short stock in companies where several insiders are selling. The Fund’s strategy is based on numerous academic studies and our own research that suggests that, over the long term, stocks with insider buying potentially outperform stocks with insider selling.

Investment Strategy

The Fund offers a dynamic long/short to market neutral alternative to traditional equity investing. The Fund’s strategy focuses on tracking insider activity when corporate insiders buy and sell stock in their own company according to the Securities and Exchange Commission (“SEC”) regulations. All insiders at firms that are regulated by the SEC are legally required to file a Form 4 listing their insider purchases and sales.

The advisor monitors these filings to find unusual clusters of insider buying or selling (multiple insiders buying or selling 1,000 shares or more in a quarter). Insider activity is ranked based on the position of the executive, the transaction size, the number of executives trading and the track record of those executives in their previous insider trades. The Fund goes long stock with the most significant insider buying and sells short stock with the most significant insider selling.

Fund Performance

Over the trailing year ended June 30, 2018, the Fund’s long portfolio performed strongly and generated double-digit returns. The Fund’s allocations within the health care, information technology and industrials sectors drove positive performance in the long portfolio; however, these gains were offset by the short equity holdings primarily within the consumer discretionary and information technology sectors. The Fund’s short portfolio was relatively concentrated within the information technology and consumer discretionary sectors due to compelling insider selling signals at companies within these sectors; however, the Fund’s short portfolio suffered as these were the best performing sectors in the S&P 500 Total Return Index over the trailing year ended June 30, 2018. The underperformance of the short portfolio caused the Fund to trail its benchmarks over the trailing year ended June 30, 2018.

The Fund’s total returns for fiscal year ended 06/30/18 and for the period since inception through 06/30/18 as compared to the S&P 500 Total Return Index and the IQ Hedge Long/Short Beta Total Return Index were as follows:

	Fiscal Year Ended	Since Inception
	(06/30/18)	(04/30/12-06/30/18)(1)
Class A without sales charge	-3.74%	-0.79%
Class A with sales charge	-9.26%	-1.74%
Class C	-4.54%	-1.51%
Class I (Inception Date – 6/6/14)	-3.59%	-5.95%
S&P 500 Total Return Index (2)	14.37%	10.78%
IQ Hedge Long/Short Beta TR Index (3)	6.45%	5.60%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Summary

The Fund offers an alternative for those seeking long-term capital appreciation through a long/short to market neutral equity exposure driven by corporate insider trading activity information signals. We believe corporate insiders understand their own firm better than any outsider possibly could. By reviewing numerous academic studies and performing our own historical research, we’ve found that companies with insider buying have the potential to outperform companies with insider selling over the long-term. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted such an outlook for the Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller

Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	Since inception returns assume inception date of 04/30/2012. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

(2)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Insider Long/Short Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(3)	The IQ Hedge Long/Short Beta Total Return Index attempts to replicate the risk-adjusted return characteristics of the collective hedge funds using a long/short equity investment style. Long/short equity hedge fund managers typically invest on both long and short sides of equity markets and diversify their risks by limiting the net exposure to particular sectors, regions or market capitalizations and focusing on company specific anomalies. The Catalyst Insider Long/Short Fund may or may not purchase the types of securities represented by the IQ Hedge Long/Short Beta Total Return Index.

3754-NLD-7/31/2018

Catalyst Insider Long/Short Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2018

The Fund’s performance figures* for each of the periods ended June 30, 2018, compared to its benchmark:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception**
Class A	-3.74%	-1.64%	-0.79%
Class A with load	-9.26%	-2.79%	-1.74%
Class C	-4.54%	-2.34%	-1.51%
Class I ***	-3.59%	N/A	-5.95%
S&P 500 Total Return Index (a)	14.37%	13.42%	10.78%
IQ Hedge Long/Short Beta Total Return Index(b)	6.45%	5.61%	5.60%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s Prospectus dated November 1, 2017, the Fund’s total annual operating expenses, including the cost of underlying funds, are 4.92% for Class A, 5.63% for Class C and 4.57% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

(b)	The IQ Hedge Long/Short Beta Total Return Index attempts to replicate the risk-adjusted return characteristics of the collective hedge funds using a long/short equity investment style. Long/short equity hedge fund managers typically invest on both long and short sides of equity markets and diversify their risks by limiting the net exposure to particular sectors, regions or market capitalizations and focusing on company specific anomalies. Investors cannot invest directly in an index.

**	Inception date is April 30, 2012, for Class A, Class C and the Benchmark.

***	Inception date is June 6, 2014 for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry (long only)	% of Net Assets
Healthcare Products	18.5%
Software	17.4%
Commercial Services	8.1%
Banks	6.4%
Healthcare Services	6.4%
Retail	6.2%
Distribution/Wholesale	5.5%
Energy-Alternate Sources	4.5%
Building Materials	4.4%
Beverages	4.2%
Other/Cash & Equivalents	18.4%
100.0%

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

June 30, 2018

Catalyst Hedged Commodity Strategy Fund (CFHAX, CFHCX, CFHIX)

(Unaudited)

Dear Fellow Shareholders,

The Catalyst Hedged Commodity Strategy Fund (“the Fund”) launched on September 30, 2015 with the goal of earning consistent returns from options strategies that are structured to profit across a broad range of market and volatility environments, while maintaining a relatively low sensitivity to the directional price movements of the underlying commodities. Returns have been the following for Class I shares: For the prior fiscal year, the 1-year return is -0.22% (Class I) and since inception return is 3.92% (Class I) with a standard deviation of 8.03%.

	Fiscal Year	Since Inception
	(06/30/17-06/30/18)	(09/30/2015-06/30/18)
Class A without sales charge	-0.48%	3.65%
Class A with sales charge	-6.29%	1.44%
Class C	-1.31%	2.90%
Class I	-0.22%	3.92%
S&P 500 Total Return Index[1]	14.37%	15.86%
Bloomberg Commodity Index TR2	7.34%	0.62%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

We’d like to review the Fund’s strategy, including some enhancements and background to our commentary. The Fund earns its return from investing in options in three sectors: energy, metals and agriculture. The Fund takes options positions within those sectors in three primary markets that have relative high option volume: crude oil, gold and corn. The Fund seeks to earn a return by taking advantage of options’ defined risk characteristics to construct favorable risk/return profiles along both price and volatility dimensions. Investment decisions are driven by options pricing models, the overall absolute level of volatility in each market, technical & fundamental analysis, and seasonality. Because options pricing is highly dependent on volatility and because the Fund’s decisions are driven by volatility behavior, Fund performance is sensitive to the prevailing level of volatility in the three underlying commodities. During periods of sustained, high volatility, the Fund sees greater opportunity for return than during periods of low volatility. Favorable risk to return trades can also be built seeking gains if prices end within a price range at expiration, even in times of low volatility. Overall, the Fund’s strategy is hedged and focuses on absolute return.

The Fund’s strategy is reactive in nature and does not depend on a prediction of price direction in these markets. The Fund typically enters positions that can potentially profit from: a controlled market advance or decline and from volatility expansions or contractions. Positioning in option structures that have profit potential during a flat market or lower volatility are also employed. The strategy segments absolute volatility levels in each market, and then specific option strategies are implemented based on the current level of volatility. As volatility changes, positions can be adjusted, and option structures can be entered or exited. Seasonality plays a factor as well, particularly in the corn market and to lesser extents in the oil and gold markets. These seasonal tendencies can help guide in determining trade placement. The Fund also benefits from its ability to diversify positions across three generally independent markets, with little consistent correlations. The Fund’s primary risk lies in “outlier” moves where markets move rapidly after positions are first entered; when markets have a parabolic move in either direction; and in the rare occasion when all three markets move against the portfolio positions concurrently.

Hedging and risk management protocols are an important part of the Fund’s strategy. Over the past year, the Portfolio Management Team has updated the risk metrics with the Catalyst Chief Risk Officer and the risk team. These guidelines are overseen by the risk team. Daily reports are reviewed to determine where the opportunities and risk lie. At certain times, such as during low volatility or after large price moves, opportunities can arise to reduce risk by buying back some of the short options in the portfolio. This part of the strategy does cost money to the portfolio but can reduce risk for potentially more favorable trades in the near future.

In FY 18, volatility remained muted in all 3 markets. This was not ideal for the Fund’s main strategy; however the Fund was able to end the calendar year 2017 near the top of its group with its 8.8% “I” share return. If one were to look at closing prices year-over-year in gold and corn, the one-year changes were a minimal 12 points and 10 points, respectively. During the year, both commodities rose and fell with less than 25% price swings, which is beneficial to the strategy allowing trades to become profitable without being too strained or “run over” by fast moving markets. The oil market was quite different however, reversing from its low levels over the past few years, closing up 61% year-over-year. The oil rise did have ebbs and flows, which helps with the strategy, but it also had wide trading days such as 4.6%, which can also reflect in wider price fluctuations in the Fund’s NAV. Besides last summer, oil volatility rarely was seen above 31 and the winter months saw oil volatility in the high teens. Again, these levels are not ideal for the strategy. Even with such moves, the Fund’s deviation declined year-over-year to 7.7%. In comparison, this is roughly only a fourth of the standard deviation of the large Oil ETF, USO.

During low volatility times, small monthly positive returns are targeted while positions are built in further out months in anticipation of volatility increases and/or steady price trends over that time frame. During the first half of calendar year 2018, there was opportunity to build positions later in the year in all three markets with respectable risk-return tradeoffs. Part of the early year gains were redistributed into positions later in the year which will take time to mature and if fruitful, would show benefit to the portfolio in the later third of the calendar year. The factors affecting the NAV decline for the beginning of 2018 were the tariff announcements in late May which affected the summer corn positions negatively; gold declining around the interest rate hike, the strong US dollar and weakening Chinese Yuan (closely correlated); the strong advances and decline moves in oil during May and June, and also the wide backwardation in oil prices. The portfolio’s positions are hedged, and we are optimistic of the positions making back much of their declines if prices rebound; historical seasonal factors return; and/or if the oil price backwardation normalizes.

Due to the nature of the strategy, minimal funds are needed for margin, which leaves a significant portion of the Fund’s AUM available for short term income investments. The portfolio holds a large portion of its assets in short term treasuries. These investments alone are anticipated to return over 1% annually for the Fund. In a rising interest rate environment there is the potential for return from this part of the portfolio to increase in the future.

We believe that the Fund’s price neutral, volatility-based strategy and utilization of option contracts drives our ability to outperform commodity benchmarks. Using options allows multiple opportunities to build and adjust portfolios, rather than just being in futures contracts.

In the environment presented, we are pleased with the results the fund has achieved, especially with the large oil advance, muted corn and gold markets and another year of relatively low volatility. Regardless of market environment, we are committed to delivering alpha to our shareholders via application of our price neutral, volatility driven options strategy.

Last and of the utmost importance, we would like to thank the shareholders who have joined and continue to support the Fund. We truly appreciate your confidence and trust.

Kimberly Rios

Edward S. Walczak

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Bloomberg Commodity Index TR (“BCOMM TR”) is composed of futures contracts and reflects the returns of fully collateralized investments in BCOM, which reflects commodity futures price movements.

4957-NLD-7/27/2018

Catalyst Hedged Commodity Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2018

The Fund’s performance figures* for the periods ended June 30, 2018, compared to its benchmark:

		Annualized
		Since
	1 Year Return	Inception**
Class A	-0.48%	3.65%
Class A with load	-6.29%	1.44%
Class C	-1.31%	2.90%
Class I	-0.22%	3.92%
Bloomberg Commodity Total Return Index(a)	7.34%	0.62%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s Prospectus dated November 1, 2017, the Fund’s total annual operating expenses are 2.52% for Class A, 3.27% for Class C and 2.27% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Bloomberg Commodity Total Return Index is composed of futures contracts and reflects the returns on a fully collateralized investment in the BCOM. This combines the returns of the BCOM with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasurey Bills.

**	Inception date is September 30, 2015.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Investment (long only) ^	% of Net Assets
United States Government Securities	88.2%
Private Investment Fund	6.0%
Other/Cash & Equivalents	5.8%
100.0%
^ Does not include derivatives in which the Fund invests.

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

June 30, 2018

Catalyst Hedged Futures Strategy Fund (HFXAX, HFXCX, HFXIX)

(Unaudited)

Dear Fellow Shareholders,

During the past fiscal year, the Catalyst Hedged Futures Strategy Fund (the “Fund”) experienced a decline in NAV per share of -6.09% (Class I).

	Fiscal Year	Since Inception
	(06/30/17-06/30/18)	(12/15/05-06/30/18)[2]
Class A without sales charge	-6.27%	10.86%
Class A with sales charge	-11.71%	10.35%
S&P 500 Total Return Index[1]	14.37%	8.51%
	Fiscal Year	Since Inception
	(06/30/17-06/30/18)	(08/30/13-06/30/18)
Class C	-7.07%	-2.57%
Class I	-6.09%	-1.60%
S&P 500 Total Return Index[1]	14.37%	13.44%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

The market and the Fund began FY 18 in similar albeit somewhat less severe fashion than both ended FY 17. Let me review just how unusual this period was in terms of market behavior. In FY 18, the market continued where it left off in FY 17 and completed 15 positive months in a row (S&P 500 Total Return Index), going a record 311 trading days without a 3% drawdown and a record 404 trading days without a 5% drawdown3 (S&P 500 Index). To offer some perspective, in only seven years since 1928 has the S&P 500 Index experienced an intra-year drawdown of less than 5%. 2017 was the first year since 1995 without such a 5% pullback, and 2017 exhibited the second lowest intra-year drawdown since 1928 at -2.80% (lowest was 1995 at -2.53%; average intra-year drawdown since 1928 is -16.33%). The S&P 500 Index did not experience a weekly loss (closing basis) of 2% or more for 72 consecutive weeks (from 9/9/2016 to 1/26/2018). Furthermore, the S&P 500 Index experienced only four 1% or more up days and four 1% or more down days in 2017. Only three years (1963-1965) since 1928 have had fewer “1% days” for the S&P 500 Index (the average annual number of “1% days” since 1928 is 60).

In addition to historically low realized volatility (actual price movement), volatility (measured by the VIX) priced into the options contracts that the Fund trades was also extremely low. In November 2017, the VIX recorded its lowest ever daily close, settling at 9.14. Since 1990, the VIX has closed below ten 68 times; 52 of those closes occurred in 2017. A bit of volatility crept into the market in the last days of January of this year, but, on the first Monday in February, the low volatility regime ended with a bang. On February 5th, the VIX increased 115.6% on a closing basis, the most ever in one day. The S&P 500 Index dropped -4.10% on that day, the largest one-day drop since 8/18/2011 (over 1600 trading days).

Outside of market trivia, why does this all matter? As a reminder, the Fund seeks to earn a return by taking advantage of options’ defined risk characteristics to construct favorable risk/return profiles along both price and volatility dimensions. Because options pricing is highly dependent on volatility and because the Fund’s decisions are driven by volatility behavior, Fund performance is sensitive to the prevailing level of volatility in the S&P 500 Index. During periods of sustained high S&P 500 Index volatility, the Fund generally sees greater opportunity for return than during periods of low S&P 500 Index volatility. The historically low levels of S&P 500 Index volatility, which continued from FY 17 through the first seven months of FY 18, unfavorably impacted the Fund’s strategy.

Remember also how our strategy is designed to operate. The Fund seeks positions that will profit from a controlled market advance or from the volatility expansion that typically accompanies a market decline. While not predictive of price direction, the strategy employed by the Fund seeks positioning in options structures that potentially profit from a continuation of an established price trend or from a rangebound market. In employing this part of the strategy, call options spreads are used to provide potential profit opportunity from an advancing equity market with little or no risk should the market decline. The risk in these positions is when markets advance at an extreme pace. Because market downturns are often more severe and more violent than market advances, portfolio risk is consciously inverted from below the market to above the market. While the strategy does not employ a directional bias, we do believe this is a desirable risk profile as part of an equity portfolio and consistent with our investment objectives. As a part of this risk tradeoff, we recognize that the most difficult environment for the Fund is a low volatility, rapidly advancing market and that under those conditions the Fund may experience some level of drawdown. These conditions certainly prevailed in FY 17 and the first seven months of FY 18.

The beginning of February marked a shift in volatility environments. Before February, the market simply did not “pull back.” The efficacy of most, if not all, of the strategy’s previously reliable price and volatility patterns was significantly diminished in this environment. Even in 2013, a year in which the S&P 500 recorded a +30% advance, there were four separate drawdowns exceeding -3%, including a mid-year drawdown of -5.76%. In the first seven months of FY 18, there were no 3% pullbacks (maximum drawdown between 6/30/2017 and 1/31/2018 was -2.23% for the S&P 500 Index). Again, the Fund’s direction-neutral strategy depends on the assumption of the normal price discovery characteristics of an auction market. This means there is some level of mean reversion and some level of back-and-forth movement in the market, which allows for adjustments and a reset of Fund positions at favorable prices. In 2017 there was almost none of this normal price action.

In the last five months of FY 2018, the environment has changed as more normal volatility returned to equity markets. In 2017, the VIX never even had an intraday reading of 20, while in the last five months of FY 18 there have been 22 VIX closes that have been above 20. In 2017, there were only seven VIX closes above 15, while the last five months of FY 18 saw 69 closes above this level. However, although volatility has been markedly greater than last year, it is not “high” but rather simply normal from an historical perspective. In the last 5 months of FY 18, the median close for the VIX was 16.42. Since 1990, over the entire history of the VIX, the median close has been 17.44. So, by this measure, we are experiencing not a “high” level of volatility, but simply a “normal” volatility environment. This gives us confidence that these conditions may persist since they are in fact in line with past behavior rather than at an extreme.

In comparison to 2017, the more normal volatility seen this year has made a material difference in the Fund’s ability to execute its strategy effectively. The Fund finished FY 18 with five consecutive positive months and significantly less volatility of returns than the S&P 500. For February through June, the Fund returned 3.16% (Class I) compared to a return of -3.73% for the S&P 500 Index. From the Fund’s low on February 6th, corresponding to the return of volatility to the market, the Fund gained more than 5% (Class I) through the fiscal year end. Positive performance with lower Fund volatility in the more normal market conditions of the past five months is what we hope to deliver with our options strategies.

Throughout FY 2018, a top priority has been to evaluate, test, and improve what we do along dimensions of entry, adjustments, exit, and of course risk control as we strive to achieve this objective. With improved entry and adjustment techniques and enhanced risk controls in place, we believe the strategy can continue to operate and perform in the same manner as it has done successfully over its 12-year history.

Edward S. Walczak

Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMFcom or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Hedged Futures Strategy Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Performance shown before September 2013 is for the Fund’s predecessor limited liability company (Harbor Assets, LLC). The prior performance is net of management fees and other expenses including the effect of the performance fee. The Fund has been managed in the same style and by the same portfolio manager since the predecessor limited liability company’s inception on December 15, 2005. The Fund’s investment goals, policies, guidelines and restrictions are, in all material respects, equivalent to the predecessor limited liability company’s investment goals, policies, guidelines and restrictions. From its inception on December 15, 2005 through the date of this prospectus, the predecessor limited liability company was not subject to certain investment restrictions, diversification requirements and other restrictions of the 1940 Act of the Code, which if they had been applicable, might have adversely affected its performance. In addition, the predecessor limited partnership was not subject to sales loads that would have adversely affected performance. Performance of the predecessor fund is not an indicator of future results.

(3)	Source: Cetera Investment Management

4979-NLD-8/6/2018

Catalyst Hedged Futures Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2018

The Fund’s performance figures* for each of the periods ended June 30, 2018, compared to its benchmark:

		Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception**
Class A	-6.27%	-1.75%	6.97%	10.86%
Class A with load	-11.71%	-2.91%	6.35%	10.35%
Class C	-7.07%	N/A	N/A	-2.57%
Class I	-6.09%	N/A	N/A	-1.60%
S&P 500 Total Return Index (a)	14.37%	13.42%	10.17%	8.51%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s Prospectus dated November 1, 2017, the Fund’s total annual operating expenses, including the cost of underlying funds, are 2.29% for Class A, 3.04% for Class C and 2.04% for Class I shares. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is December 15, 2005 for Class A (performance prior to August 30, 2013 represents the Fund’s predecessor limited partnership) and the Benchmark and August 30, 2013 for Class C and I.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Investment type ^	% of Net Assets
United States Government Securities	45.9%
Private Investment Fund	9.7%
Other/Cash & Equivalents	44.4%
100.0%

^ Does not include derivatives in which the Fund invests.

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2018

Catalyst Systematic Alpha Fund (ATRAX, ATRCX, ATRFX)

(Unaudited)

Dear Shareholders,

The Catalyst Systematic Alpha Fund seeks long-term capital appreciation with low correlation to the U.S. equity market through a multi-risk premia strategy that attempts to capture returns from various sources of systematic inefficiencies embedded in the capital markets.

Investment Strategy

The Fund offers access to the BNP Paribas Catalyst Systematic Alpha Index (1) (the “BNPP CASA Index”), which is designed to provide exposure to strategies that are not typically accessible through traditional investment products or asset classes. The BNPP CASA Index is a rules-based index designed to capitalize on structural inefficiencies and behavioral biases (risk premia) present within the equity, fixed-income, commodity, and currency markets. The Index is composed of seven rules-based Index Components created by BNP Paribas (each, a “BNPP Index Component”). The Fund will generally seek exposure to the Index by investing in non-exchange-traded total return swap contracts.

The BNPP CASA Index seeks to generate absolute returns through risk-balanced exposure to carry, momentum and volatility risk premia across the equity, commodity, currency and fixed income markets.

●	Carry Risk Premium captures the tendency for higher yielding assets to outperform lower yielding assets over time.

●	Volatility Risk Premium captures the behavioral tendency of markets to over exaggerate the probability of near-term market corrections.

●	Momentum Risk Premium captures the tendency for assets that have performed well in recent past to continue to perform well, and assets that have performed poorly in the recent past to continue to perform poorly.

The Index uses a rules-based, risk-budget model to dynamically allocate across the various BNPP Index Components. The Index may rebalance its exposure to the BNPP Index Components as frequently as daily to quickly adapt to various market conditions and risk levels.

The Fund will seek excess return above the BNPP CASA Index through active management of a fixed income portfolio and by investing in securities that provide exposure to the BNP Paribas Catalyst Systematic Alpha Index.

Performance

During fiscal year ended June 30, 2018, the Fund underwent a strategy change on 11/01/2017. The predecessor strategy, the Catalyst Intelligent Alternatives Fund, was rebranded the Catalyst Systematic Alpha Fund. Under the predecessor strategy, the Fund sought to achieve capital appreciation with low correlation to the U.S. equity market by tactically investing in alternative funds. The Fund’s total returns for the fiscal year prior to conversion were as follows:

Catalyst Intelligent Alternatives Fund
(Predecessor Strategy)
(06/30/17-10/31/17)
Class A	1.27%
Class C	0.97%
Class I	1.38%

The Fund’s new investment strategy is designed to provide exposure to carry, momentum and volatility risk premia across the equity, fixed-income, commodity, and currency markets. The Fund seeks to achieve this objective through exposure to the BNP Paribas Catalyst Systematic Alpha Index. The Fund’s total returns for the fiscal year after conversion were as follows:

Catalyst Systematic Alpha Fund
(New Strategy)
(11/01/17-06/30/18)
Class A	-7.21%
Class C	-7.67%
Class I	-7.03%

Under the new strategy, the Institutional and Class A shares slightly outperformed the -7.51% return for the BNPP CASA Index.

BNPP CASA Index Attribution

After a strong start to the calendar year in January, the BNPP CASA Index suffered from the market reversal and volatile market conditions in February. During the first half of 2018, the Index return was -9.96%, primarily driven by Volatility Risk Premium strategies (-6.1% attribution) followed by Momentum Risk Premium Strategies (-3.6% attribution).

The Index performed well during the month of January when the market was in a calm/low volatility environment. Most of its return was attributed to the strong performance of the cross-asset Momentum bucket, which benefitted from the stable upward trend of global equity markets and returned about 6% for the month, while Carry and Volatility Risk Premium strategies were flat.

From late January to the end of February (26-Jan to 28-Feb) was a very volatile period for the markets with extreme market moves that included:

(i)	the reversal of the positive trend in equities, with steep declines in several consecutive trading sessions that hurt the Momentum Risk Premium bucket of the Index (-9% attribution); and

(ii)	the volatility spike and stabilization at an elevated level throughout February, which hurt the Volatility Risk Premium bucket of the Index (-6% attribution).

The Carry bucket fared slightly better offsetting some of losses of the other two buckets (+1%).

Following the sharp drop of equities and the chaotic recovery in the following weeks, the Index performance was flat until the end of the fiscal first half of 2018, with Volatility Risk Premium strategies benefiting from the elevated implied-realized spread. However, the Momentum Risk Premium bucket was unprofitable as the strategy does not perform well in a sideways market, while Carry strategies provided a positive contribution.

Overall, first half of 2018 market conditions were not ideal for the Index, but it behaved the way we expected. Carry Risk Premium strategies performed consistently, while Volatility Risk Premium and Momentum Risk Premium strategies slumped largely due to the sharp market reversal in February.

The Fund’s total returns for the fiscal year period and since inception through 06/30/18 period as compared to the S&P 500 TR Index were as follows:

	1 Year	Since Inception
	(06/30/17-06/30/18)	(07/31/14-06/30/18)(3)
Class A	-6.03% (4)	-2.58%
Class C	-6.77% (4)	-3.35%
Class I	-5.74% (4)	-2.41%
S&P 500 TR Index(2)	14.37%	11.43%
Class A with Sales Charge	-11.47%	-4.04%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the fund’s prospectus please call the fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Summary

The Catalyst Systematic Alpha Fund seeks to offer investors a distinct opportunity to capture returns from various sources of systematic inefficiencies embedded in the capital markets. We are confident in the long-term potential of the strategy of the Catalyst Systematic Alpha Fund and are glad that you have decided to share in our vision.

Sincerely,

David Miller

Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	BNP Paribas Catalyst Systematic Alpha Index™ is a rules-based Index designed to capitalize on structural inefficiencies and behavioral biases (risk premia) present within the equity, fixed-income, commodity, and currency markets. The BNPP CASA Index is composed of seven rules-based Index Components created by BNP Paribas (each, a “BNPP Index Component”). Carry Risk Premium captures the tendency for higher yielding assets to outperform lower yielding assets over time. Volatility Risk Premium captures the behavioral tendency of markets to exaggerate the probability of near-term market corrections. Momentum Risk Premium captures the tendency for assets that have performed well in the recent past to continue to perform well, and assets that have performed poorly in the recent past to continue to perform poorly.

BNP Paribas does not sponsor, endorse, sell, or promote any investment fund or other vehicle that is offered by third parties and that seeks to provide an investment return based on the returns of the BNP Paribas Catalyst Systematic Alpha Index (the “Index”). A decision to invest in any such investment fund or other vehicle should not be made in reliance on any of the statements set forth in this document. Prospective investors are advised to make an investment in any such fund or vehicle only after carefully considering the risks associated with investing in such funds, as detailed in an offering memorandum or similar document that is prepared by or on behalf of the issuer of the investment fund or vehicle. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

(2)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Systematic Alpha Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(3)	Since inception returns assume inception date of 07/31/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

(4)	The returns are based upon unadjusted net asset values and may differ from the returns shown in the financial statements, which include adjustments in accordance with accounting principles generally accepted in the United States.

3761-NLD-8/1/2018

Catalyst Systematic Alpha Fund (Formerly, Catalyst Intelligent Alternative Fund)
PORTFOLIO REVIEW (Unaudited)
June 30, 2018

The Fund’s performance figures* for each of the periods ended June 30, 2018, compared to its benchmark:

		Annualized
	1 Year Return	Since Inception**
Class A	-6.03% (a)	-2.58%
Class A with load	-11.47% (a)	-4.04%
Class C	-6.77% (a)	-3.35%
Class I	-5.74% (a)	-2.41%
S&P 500 Total Return Index(b)	14.37%	11.43%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s Prospectus dated November 1, 2017, the Fund’s total annual operating expenses, including the cost of underlying funds, are 5.86% for Class A, 6.61% for Class C and 5.04% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The returns are based upon unadjusted net asset values and may differ from the returns shown in the financial statements, which include adjustments in accordance with accounting principles generally accepted in the United States.

(b)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is July 31, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Investment type	% of Net Assets
Aggregate Bond ETF	35.6%
Corportate Bond ETF	18.7%
Fixed Income ETF	14.7%
Open Ended Fund	7.3%
Index Related ETF	3.8%
Inflation Protected ETF	1.4%
Other/Cash & Equivalents	18.5%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2018

Catalyst Macro Strategy Fund (MCXAX, MCXCX, MCXIX)

(Unaudited)

Dear Fellow Shareholders,

The Catalyst Macro Strategy Fund (“the Fund”) offers an actively managed, absolute return strategy that seeks to generate positive returns in any market environment by participating in macroeconomic trends in volatility, equities, currencies, fixed income and commodities. Our investment strategy does not rely on predicting the direction of the market or determining which stocks will have the best future performance. Rather, we actively seek out persistent phenomena, such as those related to poorly structured securities that potentially allow us to generate positive returns regardless of what happens in the market. We believe that these types of investment strategies offer investors a disciplined and repeatable process that has the potential to generate meaningful, uncorrelated returns in many market environments.

Investment Strategy

During FY 2018, we expanded our investment universe to include swaps, structured notes and commodity futures. We began implementing strategies through swaps in 2018, with the goal of providing more stable returns. In the past, including in February of 2018, unprecedented events led to significant volatility and mispricing in the options markets, and the Fund was not able to hedge against these as anticipated due to this mispricing. We believe that implementing strategies through swaps will reduce these types of risks.

The Fund seeks to take advantage of market trends by implementing various strategies, which may include, but are not limited to:

(1)	Mean Reversion - The Fund seeks to take advantage of trends in currencies, commodities and the volatility of the market by buying and selling equities and options on these asset classes, which exhibit mean reverting properties. Historically, when the price of a mean reverting asset deviates from the average, the asset price typically moves back toward the average price in the future. For example, when commodity prices spike, they historically decline back to the long-term average price in the future. In this example, when commodity prices significantly increase above the long-term average, the Fund would seek to take advantage of the expected future decline back towards the mean in commodity prices by buying or selling instruments that profit from a decline in commodity prices.

(2)	Roll Yield Capture - Historically, the ETFs and leveraged ETFs that track volatility and commodities such as oil and natural gas have dramatically underperformed the underlying commodity due to factors such as trading frictions, path dependency and roll yield. Because the ETFs performance is derived through the use of futures contracts, a regular rebalance of the ETFs positions is required in order to replicate the performance of the underlying commodity that they track. This rebalancing is naturally inefficient and is the primary reason why the ETFs underperform the underlying commodity. The fund seeks to exploit the inefficiencies of these products through various products and typically has hedged short exposure to these volatility and commodity-tracking ETFs, including the leveraged ETFs.

(3)	Leveraged ETF Inefficiencies - Leveraged ETFs often fail to achieve their intended objectives (i.e., generating a return corresponding to a multiple of an index return) over long periods of time due to structural flaws. In particular, leveraged ETFs on volatile, non-trending asset classes tend to lose significant value over time because of compounding. For example, an investor who puts $100 into a two-times leveraged ETF realizes a gain of 20% ($20) if the index it tracks goes up 10 percent in one day. However, if the same index goes down 9.1% the next day to fall back to its starting point, the same investor will realize a loss of 18.2% ($21.84) and will end up with a loss of $1.84. The Fund seeks to take advantage of the inefficiencies in these leveraged ETFs by structuring positions that will profit from declines in these leveraged ETFs. To manage the risk associated with this strategy, positions are often hedged.

(4)	Long Dated Option Inefficiencies - The Fund uses a number of strategies that seeks to take advantage of option mispricing. One strategy relates to high volatility call options historically being overpriced and low volatility call options historically being underpriced. The Fund looks to capture this inefficiency by selling a basket of high volatility calls to buy a basket of low volatility calls (gaining more notional exposure to the low volatility calls due to the difference in premiums). Another strategy relates to the time-value premium on long-dated options being underpriced relative to the time-value premium on short-dated options. The Fund seeks to capture this inefficiency through the use of spread trades, whereby buying a basket of long-dated calls and selling short-dated calls against the same basket.

Fund Performance

During the first half of the fiscal year ended June 30, 2018, the Fund (MCXIX) achieved significant outperformance, generating returns of 5.45% in 3Q 2017 and 14.16% in 4Q 2017. The second half of the fiscal year presented a challenging market environment for the Fund, with a historically unusual circumstance that lead to a -38.09% drawdown in 1Q 2018. The outperformance in the first half of the fiscal year was driven by the Fund’s VIX roll yield strategy. As volatility trended steadily lower in 2H 2017, the Fund’s roll yield strategy was able to capture outsized gains from the stable decline in VIX futures.

As we headed into 1Q 2018, a volatility spike in early February sent a shock wave through the equity markets. The VIX Index experienced its largest one-day move in history on Monday, February 5th (115.60% versus next closest of 64.22% on 2/27/2007). After the market close, the VIX Index spiked significantly higher (> 80%) during after-hours trading. This unprecedented move during the day and after the close led to an irrevocable call on the XIV ETN, effectively shutting down the ETN. This resulted in a number of other ETFs and ETNs tracking the VIX performance to be halted on Tuesday, February 6th. On Tuesday, February 6th, the VIX index dropped drastically. However, the short VIX ETFs and ETNs that the Fund held did not benefit from this move in their favor because they were halted before the open on Tuesday, February 6th. This unprecedented volatility spike caused a substantial amount of damage to funds that use short volatility strategies. Despite the forced liquidations and closures of other strategies, the Fund was able to avoid the worst of the drawdowns experienced by other funds due to its hedging and multi-strategy investment approach. The drawdown experienced in 1Q 2018 caused the Fund to trail its IQ Hedge Composite Beta Index benchmark for the Fiscal Year ended June 30, 2018.

The Fund’s total returns for the fiscal year ended 06/30/18 and for the period since inception through 06/30/18 as compared to the S&P 500 Total Return Index and IQ Hedge Composite Beta Index were as follows:

	Fiscal Year	Since Inception
	(06/30/17-06/30/18)	(03/11/14-06/30/18)[3]
Class A	-25.27% (4)	-6.91%
Class C	-25.90% (4)	-7.51%
Class I	-25.12% (4)	-6.69%
IQ Hedge Composite Beta Index (1)	3.46%	2.60%
S&P 500 Total Return Index (2)	14.37%	11.38%
Class A with Sales Charge	-29.55%	-8.19%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Outlook

The investment team constantly monitors the macro environment for investment opportunities across all asset classes. We actively trade in and out of positions in an attempt to keep the portfolio in the best opportunities while considering risk and return. We believe that the Fund is well positioned to benefit from its distinctive strategy going forward.

Sincerely,

David Miller

Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The IQ Hedge Composite Beta Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using various hedge fund investment styles, including long/short equity global macro, market neutral, event driven, fixed income arbitrage and emerging markets. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Macro Strategy Fund may or may not purchase the types of securities represented by the IQ Hedge Composite Beta Index.

(2)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Macro Strategy Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(3)	Since inception returns assume inception date of 03/11/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

(4)	The returns are based upon unadjusted net asset values and may differ from the returns shown in the financial statements, which include adjustments in accordance with accounting principles generally accepted in the United States.

3752-NLD-7/31/2018

Catalyst Macro Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2018

The Fund’s performance figures* for each of the periods ended June 30, 2018, compared to its benchmark:

		Annualized
	1 Year Return	Since Inception**
Class A	-25.27% (c)	-6.91%
Class A with load	-29.55% (c)	-8.19%
Class C	-25.9% (c)	-7.51%
Class I	-25.12% (c)	-6.69%
S&P 500 Total Return Index(a)	14.37%	11.38%
IQ Hedge Composite Beta Index(b)	3.46%	2.60%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s Prospectus dated November 1, 2017, the Fund’s total annual operating expenses, including the cost of underlying funds, are 3.31% for Class A, 4.10% for Class C and 3.14% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

(b)	The IQ Hedge Composite Beta Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using various hedge fund investment styles, including long/short equity global macro, market neutral, event driven, fixed income arbitrage and emerging markets. Investors cannot invest directly in an index.

(c)	The returns are based upon unadjusted net asset values and may differ from the returns shown in the financial statements, which include adjustments in accordance with accounting principles generally accepted in the United States.

**	Inception date is March 11, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Investment Type (long only) ^	% of Net Assets
Common Stock	18.9%
Short Term Investment	13.5%
U.S. Government	1.0%
Other/Cash & Equivalents	66.6%
100.0%

^ Does not include derivatives in which the Fund invests.

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

June 30, 2018

Catalyst Multi Strategy Fund (ACXAX, ACXCX, ACXIX)

(Unaudited)

Dear Fellow Shareholders,

During the first half of 2018, the Catalyst Multi Strategy Fund (“the Fund”) outperformed the Societe Generale Commodity Trading Index, a benchmark that is widely used to measure performance of funds within our Morningstar category. This represents a U-turn from our performance relative to this index in the second half of 2017 and marks the point at which I was given the opportunity to take over as the Fund’s portfolio manager.

We maintain continuity with the strategy employed going back to the predecessor inception date of October 31, 2007. In any systematic strategy, however, incremental design changes must seek to outpace changing market dynamics. This is in line with our overarching objective to deliver “crisis alpha” or gains when the stock market suffers sustained underperformance. Furthermore, we believe that we can offer a better alternative to the other investment choices in our Morningstar category by focusing on improved performance during particularly challenging periods for our strategy. Escaping these periods with gains or much smaller losses than our peers can dramatically improve our relative, long-term performance.

While the second half of 2017 saw very strong global equity performance, thus far 2018 has been a different story. Global stocks produced gains in the first half of 2018, but not at nearly the same pace as in 2017. Global stocks soared at the beginning of 2018. In January, our strategy enjoyed gains from its positions in the Hang Seng futures index and other global equity indices. We also benefited from solid trends in energies, currencies and global interest rates. By the end of January, we steadily pared our long positions in global equities. Subsequently, what we saw in the first couple days of February was a perfect storm in the market, which caused massive shifts in not just stocks, but commodities, interest rates and the U.S. Dollar. While peers in our fund asset class suffered significant loss, we contained our loss and preserved some gains from the prior month. This also enabled us to contain the overall loss we have posted in the most recent fiscal year.

Since the sudden drop in equities during the first week of February, most global stock indices have rebounded. While this recovery helped our peers, we believe that problems are brewing in global equities. It seems likely that the next drop in stocks may not see such a swift revival. Our portfolio shifted toward more concentrated risk across commodities. This has given us greater opportunity to balance losses from interest rates and currencies by capitalizing on supply disruptions and excess in agricultural commodities. Elevated geopolitical risk across the globe led to opportunities in oil and the broader energy sector. In the energy sector especially, our ability to trade with a shorter time horizon relative to many of our peers created profitable opportunities for us, while most experienced losses in their portfolio.

Global market volatility ebbs and flows, but thus far in 2018, even as volatility drops, it has not reached the depths of the lows witnessed in 2017. This is a positive development since we tend to thrive on volatility. In recent months, we initiated a very defensive equity posture via VIX future trades on several occasions. These trades detracted from our performance this time around, but this will help us deliver performance that we believe our investors expect if we were to see much further losses in global equities.

Multi-Strategy Fund Performance

The Fund’s total returns for the 2018 YTD period ended 06/30/18, fiscal year ended 06/30/2018 and for the period since inception through 06/30/2018 as compared to the Benchmark Index were as follows:

	Calendar YTD	1 Year	Since Inception (3)
Class I	-1.21%	-1.01%	3.71%
Class A	-1.28%	-1.15%	-2.07%
Class A with Sales Charge	-6.94%	-6.82%	-4.13%
Class C	-1.65%	-1.92%	-2.86%
SG CTA Index (1)	-4.67%	1.19%	1.83%
BofAML 3 Month T-Bill Index (2)	0.81%	1.36%	0.52%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Summary

Given heightened uncertainty and the potential for turbulence in global financial markets, we believe investors should focus on diversification for their portfolios. The Catalyst Multi Strategy Fund seeks to provide such diversification. In the coming quarters, we shall witness how global economies react to widening threats of global trade tariffs and how the U.S. market responds to consequential U.S. mid-term elections. We appreciate the opportunity to help you achieve your investment goals.

Sincerely,

Darren J. Kottle, CFA

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	SG CTA Index provides the market with a reliable performance benchmark of major commodity trading advisors (CTAs).

(2)	BofAML 3 Month T-Bill Index is used to represent the short-term U.S. Government bond market.

(3)	Performance shown before August 13, 2015 is for the Fund’s predecessor limited liability company (Auctos Global Diversified Fund, LLC). The prior performance is net of management fees and other expenses including the effect of the performance fee. The Fund has been managed in the same style and by the same portfolio manager since the predecessor limited liability company’s inception on October 31, 2007. The Fund’s investment goals, policies, guidelines and restrictions are, in all material respects, equivalent to the predecessor limited liability company’s investment goals, policies, guidelines and restrictions. From its inception through August 13, 2015, the predecessor limited liability company was not subject to certain investment restrictions, diversification requirements and other restrictions of the 1940 Act of the Code, which if they had been applicable, might have adversely affected its performance. In addition, the predecessor limited partnership was not subject to sales loads that would have adversely affected performance. Performance of the predecessor fund is not an indicator of future results.

4954-NLD-7/27/2018

Catalyst Multi-Strategy Fund (Formerly, Catalyst Auctos/Multi Strategy Fund)

PORTFOLIO REVIEW (Unaudited)

June 30, 2018

The Fund’s performance figures* for each of the periods ended June 30, 2018, compared to its benchmark:

		Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception**
Class A ***	-1.15%	N/A	N/A	-2.07%
Class A with load ***	-6.82%	N/A	N/A	-4.13%
Class C ***	-1.92%	N/A	N/A	-2.86%
Class I	-1.01%	2.49%	2.05%	3.71%
BofAML 3 Month Treasury Bill Index (a)	1.36%	0.42%	0.35%	0.52%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance for periods greater than 1 year are annualized. As disclosed in the Fund’s Prospectus dated November 1, 2017, the Fund’s total annual operating expenses, including the cost of underlying funds, are 3.04% for Class A, 3.81% for Class C and 2.80% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index “BofAML 3-Month T-Bill,” is an index of short-term U.S. Government securities maturing in 90 days. Investors cannot invest directly in an index.

**	Inception date is October 31, 2007 for Class I and Benchmarck.

***	Inception date is August 13, 2015 for Class A and Class C.

The Fund is the successor to the Auctos Global Diversified Fund, LLC (the “Predecessor Fund”). Effective August 13, 2015, all of its outstanding shares were transferred into the Class I Shares of the Multi Strategy Fund. The Predecessor Fund has substantially similar investment objectives and strategies to those of the Fund. Class I performance includes the performance of the Predecessor Fund prior to the commencement of the Fund’s operations as a series of the Trust on August 13, 2015. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”).

Comparison of the Change in Value of a $10,000 Investment

Holdings by Investment Type ^	% of Net Assets
U.S. Treasury Note	8.5%
Other/Cash & Equivalents	91.5%
100.0%

^   Does not include derivatives in which the Fund invests.

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

June 30, 2018

Catalyst Exceed Defined Risk Fund (CLPAX, CLPCX, CLPFX)

(Unaudited)

Dear Fellow Shareholders,

The Catalyst Exceed Defined Risk Fund (the “Fund”) seeks to provide a defined outcome, structured return strategy that offers controlled exposure to the S&P 500, with the objective of providing enhanced upside returns to a cap and limiting downside. It seeks to act similarly to other defined outcome vehicles such as structured notes and fixed income annuities. The fund seeks to track the EXHEDG index by investing directly or indirectly in components of the EXHEDG Index. The EXHEDG Index is comprised of short-term investment grade fixed-income securities and exchange-traded put and call options on SPDRs. The EXHEDG Index is designed to provide returns that are correlated with, but less volatile than, those of the S&P 500.

In our last shareholder letter written by this management team (SHIIX year-end 2017), we had highlighted the historic lack of volatility within the equity markets and commented on the fact that the market moves in cycles where a single event can quickly drive the market into a risk-on situation. Indeed, the prior lows that were surpassed in 2017 were those of 2007. A mere year later, in 2008, the market hit historic highs in volatility levels while dropping over 30% for the year.

While 2017 stood out for its lack of volatility or pullbacks, 2018 started with a bang. After a rapid and strong but short-lived move up, the market became overly concerned with the pop in short term interest rate levels, resulting in a large spike in volatility and a quick market drop of over 10%. That initial market drop, and ensuing volatility pop was exacerbated by a number of volatility strategies in the market place that were stressed to the point of either tremendous losses or actual closure. While the market has settled down a bit, the current market is still navigating a number of risks inclusive of

●	The potential for trade wars to negatively affect global economic growth;

●	Rate concerns surrounding both an increase in yields as well as a potentially inverted yield curve which has historically predicted a coming recession; and

●	A geo-political climate that is tense at best with a number of strongmen as well as atypical political players which lends a general level of ambiguity and heightens the risk of a negative headline stoking market fears.

As such, it may be a good time to take a more conservative exposure to the market inclusive of equity hedge strategies such as ours.

So far in 2018 there have been 36 days upon which the S&P 500 had a daily move of more than 1% up or down and 8 days upon which the S&P 500 had a daily move of more than 2% up or down1. This compares with 8 days in total for 2017 of a move of more than 1% up or down and no days with a 2% up or down move. Annual volatility for the first six month of the year of 16.4% is more than double last year’s volatility level of 6.9%2. Current year metrics are more in line with historical market expectations and should provide advisors and clients alike a reminder of how one generally feels through the ups and downs of the market place as well as the potential benefits of lower volatility, hedge products.

It is worth noting, as the following analysis illustrates, that the market spends a material amount of time in negative territory. When measuring one-year intervals every month from 1951 through June 2018, the market has been in negative territory over 25% of the time3.

Total Gains and Losses	810
Number of Losses	214	26.4%
Loss <= 10%	114	53%
10% - 20% Loss	67	31%
20% - 30% Loss	22	10%
30% + Loss	11	5%

[1]	S&P 500 daily data downloaded from Yahoo Finance; Volatility and day count calculated internally off this data

[2]	S&P 500 daily data from Yahoo Finance; internal calculations back to 1950

[3]	S&P 500 measured by one-year intervals from month end from 1951 – 2017, price return

While we cannot tell you when the market will decline or what may precipitate a decline, we know it is likely to occur. And we are sensitive to the conundrum that advisors and investors are in when balancing the need to generate market returns while at the same time providing a level of risk management in an inevitable downturn. Many investors cannot afford to partake in a full decline of the market financially or psychologically. Adding to the complexity of this puzzle is an increasing yield environment off a relatively low basis which can make it very difficult to assess whether to use fixed income as a traditional hedge for equity exposure.

Investment Strategy

There are two differences in the way the Fund strategy seeks to provide market exposure as compared to a traditional defined outcome approach such as a structured note:

The strategy purchases a portfolio of investment grade fixed income securities with maturities that average approximately 1.5 years, or a proxy for this (e.g., an ETF) and a portfolio of exchanged based options on the S&P as compared to an issued note with embedded over-the-counter options.

The strategy ladders and rebalances purchases as compared to using a distinct maturity date.

One of the potential benefits of these sorts of products is a level of definition provided within the product- and hence the term “Defined” in our name. Definition potentially is a benefit in investing for a number of reasons.

Our strategy seeks to limit downside by providing a 10% annual buffer on market losses. In every investment strategy in the market that seeks to limit downside risk there is an inherent cost. The big question is how the cost is paid for and how transparent is that amount. Many strategies seek to mitigate this cost in some way by trying to take advantage of some perceived mispricing in the market. The result tends to be a less clear understanding of how the cost will play out for the investor. There could also be a lack of clarity of return expectations based on the lesser defined cost portion of the equation. This may not sit well with investors who are hard wired behaviorally to be averse to ambiguity. We believe the market is already poorly defined. To have a product that also provides poor definition could result in an unsettling amount of ambiguity regarding one’s expected risk and return exposure.

Our strategy seeks to limit the same downside regardless of market activity in return for participation up to a cap that is variable. Market direction is impossible to predict. The 2013 equity return was a surprise. So was 2008. Market action is always easy to explain after the fact but really hard to call prior. As a result, given the lack of clarity on expected market results, it is also hard to figure out what strategy may do better or worse than expected. By having a higher level of definition prior, one at least is positioned to have a better understanding of performance based on market results.

In short, the Fund seeks to provide an innovative approach to defining a risk / reward exposure for the potential benefit of advisors and their clients. We welcome any feedback and thoughts as we look to bring effective institutional based products to the market in hopefully creative and efficient ways.

Fund Performance

The Fund’s total returns for the fiscal year ended 06/30/18 and for the period since inception through 06/30/18 as compared to the S&P 500 Total Return Index were as follows:

	Fiscal Year Ended	Since Inception
	(06/30/18)	(12/31/13)(2)
Class A	5.88%	4.43%
Class C	5.20%	3.59%
Class I (Inception Date – 6/6/14)	6.12%	3.45%
S&P 500 Total Return Index(1)	14.37%	11.23%
Class A with Sales Charge	-0.18%	3.06%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at wwwCatalystMF.com.

The Fund is comprised of exchange listed SPY equity options and a mix of short term investment grade bonds, and ETFs that seek to provide a proxy for short term investment grade bonds and short-term treasury bonds. The options serve the purpose of providing a relatively defined exposure to the S&P 500 as detailed above. The bonds serve as collateral for the option positions as well as provide a potential yield that is used in purchasing the options.

Fund returns over the last 12 months were generated primarily by the option component of the strategy. The strategy is designed with the objective to participate on the upside up to a cap on gains generally in the low to mid double digits while providing some level of hedge to the downside.

The bond component created a drag on returns over the last 12 months. This drag was due to rising interest rates, which doubled in the fiscal year ending June 30, 2018. When yields increase, existing fixed income holdings normally decline in value. An approximate 1% increase in yields could result in a 1.5% decrease in value for a fixed income portfolio with a 1.5-year duration. This decrease is usually mitigated by the expected increase in yield captured from the portfolio.

Rising yield is a long-term positive for the Fund as it is expected to provide more yield to purchase the respective option strategies, which in turn, should result in either additional potential hedge on the downside or additional potential participation on the upside.

Sincerely,

Joseph Halpern

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Exceed Defined Risk Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Since inception returns assume inception date of 12/31/2013. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

3763-NLD-8/6/2018

Catalyst Exceed Defined Risk Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2018

The Fund’s performance figures* for each of the periods ended June 30, 2018, compared to its benchmark:

		Annualized Since
	1 Year Return	Inception**
Class A	5.88%	4.43%
Class A with load	-0.18%	3.06%
Class C	5.20%	3.59%
Class I	6.12%	3.45%
S&P 500 Total Return Index(a)	14.37%	11.23%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s Prospectus dated November 1, 2017, the Fund’s total annual operating expenses are 4.90% for Class A, 8.97% for Class C and 9.26% for Class I shares . Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is December 31, 2013 for Class A, Class C and the Benchmark, and June 6, 2014 for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Investment (long only) ^	% of Net Assets
Exchange Traded Funds	17.2%
Banks	13.7%
Electric	6.2%
Food	5.4%
Short-Term Investments	5.0%
Auto Manufacturers	4.8%
Healthcare/Products	4.4%
Pharmaceuticals	4.2%
United States Government Securities	3.7%
Media	3.4%
Other/Cash & Equivalents	32.0%
100.0%

^ Does not include derivatives in which the Fund invests.

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

June 30, 2018

Catalyst/Millburn Hedge Strategy Fund (MBXAX, MBXCX, MBXIX)

(Unaudited)

Dear Fellow Shareholders,

The Catalyst/Millburn Hedge Strategy Fund (“The Fund”) was profitable largely due to long equity futures and ETF positions during the last six months of 2017, and to long energy positions from late 2017 through June 2018. Trading of interest rate futures was also profitable, and trading of soft and agricultural commodity futures posted a marginal gain. Meanwhile, trading of currency forwards and metal futures was unprofitable. The Fund’s total returns for the trailing year and for the period since inception on 1/1/1997 compared to the S&P 500 Total Return Index and ML 3 Month T-Bill Index were as follows:

	Fiscal Year (06/30/17-06/30/18)	Since Inception (3)
Class I	8.10%	11.16%
S&P 500 Total Return Index (1)	14.37%	8.25%
BofAML 3 Month Treasury Bill Index (2)	1.36%	2.21%
Class A	7.88%	11.39%
Class C	7.02%	10.53%
S&P 500 Total Return Index (1)	14.37%	14.12%
BofAML 3 Month Treasury Bill Index (2)	1.36%	0.80%
Class A with Sales Charge	1.67%	8.78%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Broadening and deepening global growth; increasing corporate profits; broadly accommodative monetary policies globally; less extreme than feared election outcomes in Europe; signs that China was addressing its debt problems; and the passage of a business-friendly tax plan in the U.S. led to broad-based gains from long equity ETF and equity futures positions during the latter half of 2017 and pushed stocks to overbought levels during a sharp price run-up in early 2018. Subsequently, equity markets were weighed down by a series of worries including: reports suggesting that an acceleration of U.S. wages and inflation combined with increased fiscal deficit spending could prompt the Federal Reserve to raise interest rates faster and further than previously anticipated; increased equity market volatility globally as the “central bank put” was removed from market psychology; the rising threat of a trade war; a first quarter slowdown in global growth momentum; and unsettled political conditions in the U.S., Germany and the U.K. Importantly, the tech sector, which has led the equity rally of recent years, was negatively impacted by the Facebook data breach; the influence of the first autonomous car fatalities on Uber, Nvidia, and Tesla; Moody’s downgrade of Tesla; and President Trump’s tweets about Amazon. As a result, equity markets fell sharply in volatile trading from their late January highs to the end of March. During the second quarter of 2018, escalating trade tensions, a rising U.S. dollar, political uncertainties—especially in Italy, Spain, Turkey, Mexico and Brazil, tightening global credit markets, and worries about future global growth spooked market participants, triggering volatile trading with emerging markets and trade dependent economies under particular pressure. Overall, long positions in ETF’s, especially for

U.S. small-cap, mid-cap and REIT stocks, were highly profitable. In addition, long positions in Chinese, Hong Kong, Japanese, British, French, Dutch and U.S. Russell index futures were profitable, as was trading of Korean equity futures. On the other hand, losses were sustained trading German, Spanish, STOXX, Dow Jones, S&P 500, South African and Emerging Market index futures. A short VIX trade was also quite unprofitable during the January-February turmoil.

With two extensions of the OPEC/non-OPEC production control agreement in 2017—one in May and one in November; the U.S. decision to pull out of the JCPOA agreement with Iran; the implosion of the Venezuelan economy; Libyan production difficulties; and persistent declines in global oil inventories all negatively impacting energy supplies, and with increasingly solid growth in global energy demand, crude prices rose to four-year highs during the second quarter of 2018. Brent crude climbed from $48 per barrel on June 30, 2017 to nearly $80 per barrel on May 23 and WTI crude rose from $44 to above $74 per barrel on June 29, 2018. Of course, this price advance was not without volatility. There were several sharps selloffs when market participants focused on supply increases due to rising shale production. Another price swoon occurred late in the period when OPEC and Russia announced a relaxation of their production restraint agreement, but the stated production increase disappointed market expectations, particularly in light of future potential supply cuts from Iran, Venezuela and Libya. On balance, long positions in Brent crude, WTI crude, London gas oil and heating oil were profitable. A short natural gas trade was, on the other hand, unprofitable.

Interest rates were buffeted by conflicting forces and futures prices and yields experienced wide swings during the period. Central banks indicated with both words and actions that the time was at hand for 10 years of extraordinarily easy monetary policy to come to an end. The Federal Reserve increased official interest rates three times; the Bank of Canada also raised rates three times; the Bank of England increased rates once; the ECB decided to scale back its QE purchase program beginning in January 2018 and end it in December 2018; and the PBOC moved to scale back economy-wide leverage in China. Against this background, signs of strengthening global growth and evidence of rising wages and inflation, especially in the U.S., led to rising interest rates and falling prices of interest rate futures. Indeed, the yield on U.S. 10-yr notes rose from 2.04% on September 7 to hit a 4-year high of 3.11% on May 17 Subsequently, however, these rising interest rates, a rising U.S. dollar, increased equity market volatility globally, subdued actual inflation statistics, escalating trade frictions and political uncertainties sparked tumult in emerging markets, including Turkey, Brazil, Argentina, Mexico, Malaysia and Indonesia, triggering growth concerns and capital flight. In addition, there were worries that political turmoil in Italy and Spain could spread and impede European growth. Hence, a flight to safety drove interest rates sharply off their highs (except in Italy where rates shot up). Strong demand from central banks, pension funds and insurance related buyers for high quality government debt with attractive yields added to the price rallies. For the year, Long positions in German, French and Japanese note and bond futures were profitable. A long position in the Italian bond future was also profitable despite a sizable loss sustained during May’s political turmoil. A short Eurodollar trade was profitable during the November-March period as U.S. rates rose sharply. Meanwhile long positions in U.S., Australian, and British notes and bonds suffered losses, reducing the sector profitability.

Trading of grains was slightly profitable because small profits from short corn and wheat trades outdistanced the loss from trading soybeans. Long soybean trades entered when traders responded to drought concerns produced losses when those dry spells failed to have a lasting impact on grain yields and prices. Indeed, both the U.S. and Russia reported bumper harvests. A likely reduction in demand due to increased tariffs on grain combined with ample global supplies produced marked price decreases late in the period. Hence, short soybean and corn trades were profitable, particularly in June. A short coffee trade was also marginally profitable, but other soft commodities were relatively flat.

Global trade tensions, tightening credit, a stronger dollar, and a slowing manufacturing sector in China buffeted metal prices. Trading of aluminum, copper and gold were unprofitable, while the gain on a short silver trade in February provided a partial offset.

The U.S. dollar was volatile and currency trading was unprofitable during the period under review. The Bloomberg dollar index (DXY) declined about 7% in an erratic saw-toothed pattern from the start of the period to late March 2018, driving the index to a nearly 40-month low. During this July-March period, the difficult reality of governing diminished the election euphoria for the Trump Administration and politics in the U.S. grew more toxic; the opening salvos of the trade and tariff confrontations were announced by the Trump Administration; the ECB, Bank of England, PBOC, and Bank of Canada among others shifted toward a less accommodative policy stance; and global growth accelerated faster than did U.S. growth. Subsequently, during April and May of 2018, the U.S. dollar advanced solidly, recovering virtually all of the prior loss. At first, the more hawkish stance by the Federal Reserve relative to other major central banks underpinned the dollar advance. Next, capital flight from emerging markets, and then increased demand in the wake of the European political uncertainties, boosted the U.S. currency. In June, however, volatile range-bound trading dominated again. On balance, trading the U.S. unit against the New Zealand, Canadian and Australian dollars, Japanese yen, Swiss franc, Norwegian krone, Mexican peso, South African rand and Russian ruble were unprofitable. On the other hand, trading the American dollar against the euro, Brazilian real and Swedish krona produced partially offsetting profits.

Sincerely,

Millburn Ridgefield Corporation

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst/Millburn Hedge Strategy Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	ML 3 Month T-Bill Index is used to represent the short-term U.S. Government bond market.

(3)	The performance of A&C shares is since 12/28/15 and that of the I is since 1/1/97, which includes the Fund’s Predecessor Fund (Millburn Hedge Fund, L.P.). The prior performance is net of management fees and other expenses including the effect of the performance fee. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. From its inception through December 28, 2015, the Predecessor Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the 1940 Act of the Code, which if they had been applicable, might have adversely affected its performance. In addition, the Predecessor Fund was not subject to sales loads that would have adversely affected performance. Performance of the predecessor fund is not an indicator of future results.

4964-NLD-7/30/2018

Catalyst/Millburn Hedge Strategy Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2018

The Fund’s performance figures* for each of the periods ended June 30, 2018, compared to its benchmark:

		Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception**
Class A	7.88%	N/A	N/A	11.39%
Class A with load	1.67%	N/A	N/A	8.78%
Class C	7.02%	N/A	N/A	10.53%
Class I	8.10%	11.47%	7.64%	11.16%
BofA Merrill Lynch 3 Month U.S. Treasury Bill Index(a)	1.36%	0.42%	0.35%	2.21%
Credit Suisse Managed Futures Hedge Fund Index (b)	4.00%	1.88%	0.62%	4.39%
S&P 500 Total Return Index(c)	14.37%	13.42%	10.17%	8.25%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s Prospectus dated November 1, 2017, the Fund’s total annual operating expenses are 2.25% for Class A, 3.00% for Class C and 2.00% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index “BofAML 3-Month T-Bill”, is an index of short-term U.S. Government securities maturing in 90 days.

(b)	Credit Suisse Managed Futures Hedge Fund Index is designed to broadly represent the performance of Managed Futures hedge funds in the Credit Suisse database representing at least 85% of total Managed Futures hedge fund assets under management. Investors cannot invest directly in an index.

(c)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is December 28, 2015 for A & C shares and January 1, 1997 for I shares and Benchmarks.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Investment Type ^	% of Net Assets
Exchange Traded Funds	49.4%
United States Government Securities	28.1%
Other/Cash & Equivalents	22.5%
100.0%

^ Does not include derivatives in which the Fund invests.

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2018

Catalyst Exceed Defined Shield Fund (SHIEX, SHINX, SHIIX)

(Unaudited)

Dear Fellow Shareholders,

The Catalyst Exceed Defined Shield Fund (the “Fund”) seeks to limit downside exposure while providing upside participation to a cap. The charts below illustrate where the Fund seeks to limit on rolling annual basis losses when the S&P declines by more than 12.5% and participate in increases in the S&P up to approximately 15%.

In our last shareholder letter written by this management team, we had highlighted the historic lack of volatility within the equity markets and commented on the fact that the market tends to move in cycles where a single event can quickly drive the market into a risk-on situation. Indeed, the prior lows that were surpassed in 2017 were similar to those of 2007. A mere year later, in 2008, the market hit historic highs in volatility levels while dropping over 30% for the year.

While 2017 stood out for its lack of volatility or pullbacks, 2018 started with a bang. After a rapid and strong but short-lived move up, the market became overly concerned with the pop in short term interest rate levels, resulting in a large spike in volatility and a quick market drop of over 10%. That initial market drop, and ensuing volatility pop was exacerbated by a number of volatility strategies in the market place that were stressed to the point of either tremendous losses or actual closure. While the market has settled down a bit, the current market is still navigating a number of risks inclusive of:

●	The potential for trade wars to negatively affect global economic growth;

●	Rate concerns surrounding both an increase in yields as well as a potentially inverted yield curve which has historically predicted a coming recession; and

●	A geo-political climate that is tense at best with a number of strongmen as well as atypical political players which lends a general level of ambiguity and heightens the risk of a negative headline stoking market fears.

As such, it may be a good time to take a more conservative exposure to the market inclusive of equity hedge strategies such as ours.

So far in 2018 there have been 36 days upon which the S&P 500 had a daily move of more than 1% up or down and 8 days upon which the S&P 500 had a daily move of more than 2% up or down1. This compares with 8 days in total for 2017 of a move of more than 1% up or down and no days with a 2% up or down move. Annual volatility for the first six months of the year of 16.4% is more than double last year’s volatility level of 6.9%2. Current year metrics are more in line with historical market expectations and should provide advisors and clients alike a reminder of how one generally feels through the ups and downs of the market place as well as the potential benefits of lower volatility, hedge products.

It is worth noting, as the following analysis illustrates, that the market spends a material amount of time in negative territory. When measuring one-year intervals every month from 1951 through June 2018, the market has been in negative territory over 25% of the time3.

Total Gains and Losses	810
Number of Losses	214	26.4%
Loss <= 10%	114	53%
10% - 20% Loss	67	31%
20% - 30% Loss	22	10%
30% + Loss	11	5%

[1]	S&P 500 daily data downloaded from Yahoo Finance; Volatility and day count calculated internally off this data

[2]	S&P 500 daily data from Yahoo Finance; internal calculations back to 1950

[3]	S&P 500 measured by one-year intervals from month end from 1951 – 2017, price return

While we cannot tell you when the market will decline or what may precipitate a decline, we know it is likely to occur. And we are sensitive to the conundrum that advisors and investors are in when balancing the need to generate market returns while at the same time providing a level of risk management in an inevitable downturn. Many investors cannot afford to partake in a full decline of the market financially or psychologically. Adding to the complexity of this puzzle is an increasing yield environment off a relatively low basis which can make it very difficult to assess whether to use fixed income as a traditional hedge for equity exposure.

Investment Strategy

The Fund seeks to track the EXPROT Index, with the objective of providing an investment vehicle with a risk/return profile in which the risks may be limited, and the potential rewards are capped at approximately 15%.

In tracking the EXPROT Index, the Fund implements a Defined Outcome Investment Strategy, which utilizes a broad range of options-based strategies that seek to limit risk/return exposure to pre-determined levels. Examples of other defined outcome vehicles (other than the Fund) include structured notes and fixed income annuities. The targeted downside participation is specified in advance, as is the upside. The performance cap on the upside varies and is a function of market volatility.

Fund Performance

The Fund’s total returns for the fiscal year ended 06/30/18 and for the period since inception through 06/30/18 as compared to the S&P 500 Total Return Index were as follows:

	Calendar	1 Year	Since Inception
	YTD	(06/30/18)	(04/14/2015) (2)
Class A	1.38%	9.14%	5.48%
Class C (09/05/2017)	0.99%	n/a	7.07%
Class I*	1.47%	9.46%	5.77%
S&P 500 Total Return Index (1)	2.65%	14.37%	10.71%
Class A with Sales Charge	-4.55%	2.85%	3.56%

*	Since inception returns assume inception date of 04/14/2015 for Class A and I, and 09/05/2017 for Class C.

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at wwwCatalystMF.com.

The Fund is comprised of exchange listed SPY equity options and a mix of short term investment grade bonds, and ETF’s that seek to provide a proxy for short term investment grade bonds and short-term treasury bonds. The options serve the purpose of providing a relatively defined exposure to the S&P 500 as detailed above. The bonds serve as collateral for the option positions as well as provide a potential yield that is used in purchasing the options.

Fund returns over the last 12 months were generated primarily by the option component of the strategy. The strategy is designed with the objective to participate on the upside up to a cap on gains generally in the low to mid double digits while providing some level of hedge to the downside.

The bond component created a drag on returns over the last 12 months. This drag was due to rising interest rates, which doubled in the fiscal year ending June 30, 2018. When yields increase, existing fixed income holdings normally decline in value. An approximate 1% increase in yields could result in a 1.5% decrease in value for a fixed income portfolio with a 1.5-year duration. This decrease is usually mitigated by the expected increase in yield captured from the portfolio.

Rising yield is a long-term positive for the fund as it provides more yield to purchase the respective option strategies, which in turn, will result in either additional potential hedge protection on the downside or additional potential participation on the upside.

Sincerely,

Joseph Halpern

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Exceed Defined Shield Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Since inception returns assume inception date of 04/14/2015. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

3764-NLD-8/6/2018

Catalyst Exceed Defined Shield Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2018

The Fund’s performance figures* for each of the periods ended June 30, 2018, compared to its benchmarks:

			Annualized Since
	7 Month Return	1 Year Return	Inception**
Class A	2.15%	9.14%	5.48%
Class A with Load	-3.69%	2.85%	3.56%
Class C	1.77%	N/A	7.07%
Class I	2.30%	9.46%	5.77%
S&P 500 Total Return Index (a)	3.79%	14.37%	10.71%
EXPROT Index (b)	2.82%	10.75%	7.51%
HFRX Equity Hedge Index (c)	1.28%	6.28%	1.13%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s Prospectus dated March 30, 2018, the Fund’s total annual operating expenses are 1.89% for Class A, 2.64% for Class C and 1.64% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

**	Inception date is April 14, 2015 for Class A, Class I and the Benchmark, and September 5, 2017 for Class C. Total returns prior to the Fund Inception on September 5, 2017 are based on the performance of the Fund’s Predecessor Fund.

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

(b)	The NASDAQ Exceed Structured Protection Index (“EXPROT Index”), is a large cap based index with a high degree of principal protection. The Index is comprised of a basket of four rolling structured investments, each of which provides largely principal protected exposure to the S&P 500. Exceed Investments, LLC professionally manages the EXPROT Index. Investors cannot invest directly in an Index.

(c)	The HFRX Equity Hedge Index (“HFRX Equity”), tracks strategies that maintain positions both long and short in primarily equity and equity derivative securities. The total return of the HFRX Equity includes the reinvestment of dividends and income. The total return of HFRX Equity does not include expenses. HFRX Equity is not professionally managed and is not available for investment.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Investment (long only) ^	% of Net Assets
Banks	12.5%
Exchange Traded Funds	9.9%
Electric	9.2%
Aerospace/Defense	6.0%
Auto Manufacturers	5.5%
Healthcare/Services	5.0%
Pharmaceuticals	3.7%
Healthcare/Products	3.3%
Diversified Financial Services	3.1%
United States Government Securities	3.1%
Other/Cash & Equivalents	38.7%
100.0%

^ Does not include derivatives in which the Fund invests.

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

CATALYST FUNDS
CATALYST INSIDER LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS
June 30, 2018

Shares		Value
	COMMON STOCK - 102.6%
	AEROSPACE/DEFENSE - 4.0%
1,000	HEICO Corp.	$72,930

	BANKS - 6.4%
1,800	Horizon Bancorp.	37,242
2,300	Old Line Bancshares, Inc.	80,293
		117,535
	BEVERAGES - 4.2%
350	Constellation Brands, Inc.	76,605

	BUILDING MATERIALS - 4.4%
1,400	Patrick Idustries, Inc. *	79,590

	COMMERCIAL SERVICES - 8.1%
1,350	HealthEquity, Inc. *	101,385
900	IHS Markit Ltd. *	46,431
		147,816
	DISTRIBUTION/WHOLESALE - 5.5%
665	Pool Corp.	100,747

	DIVERSIFIED FINANCIAL SERVICES - 3.8%
2,700	MMA Capital Management LLC *	69,255

	ENERGY-ALTERNATE SOURCES - 4.5%
1,700	SolarEdge Technologies, Inc. *	81,345

	ENTERTAINMENT - 2.8%
170	Churchill Downs, Inc.	50,405

	HEALTHCARE PRODUCTS - 18.5%
2,600	AxoGen, Inc. *	130,650
675	Edwards Lifesciences Corp. *	98,260
500	IDEXX Laboratories, Inc. *	108,970
		337,880
	HEALTHCARE SERVICES - 6.4%
950	Centene Corp. *	117,050

	INSURANCE - 2.9%
400	Reinsurance Group of America, Inc.	53,392

	INTERNET - 2.8%
200	Stamps.com, Inc. *	50,610

	LEISURE PRODUCTS - 2.8%
1,200	Malibu Boats, Inc. *	50,328

	MISCELLANEOUS MANUFACTURING - 1.9%
300	Proto Labs, Inc. *	35,685

	RETAIL - 6.2%
1,550	Ollie’s Bargain Outlet Holdings, Inc. *	112,375

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST INSIDER LONG/SHORT FUND PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

Shares		Value
	COMMON STOCK - 102.6% (Continued)
	SOFTWARE - 17.4%
450	Adobe Systems, Inc. *	$109,714
600	Broadridge Financial Solutions, Inc.	69,060
650	Ebix, Inc.	49,562
900	Paycom Software, Inc. *	88,947
		317,283

	TOTAL COMMON STOCK (Cost - $1,556,677)	1,870,831

	SHORT-TERM INVESTMENTS - 14.7%
267,207	Fidelity Investments Money Market Government Portfolio, Institutional Class, 1.81% **	$267,207
	TOTAL SHORT-TERM INVESTMENTS (Cost - $267,207)

	TOTAL INVESTMENTS - 117.3% (Cost - $1,823,884)	$2,138,038
	LIABILITIES IN EXCESS OF OTHER ASSETS - (17.3)%	(314,510)
	NET ASSETS - 100.0%	$1,823,528

Shares		Value
	SECURITIES SOLD SHORT - (39.0)% *
	COMMON STOCK - (39.0)%
	AEROSPACE/DEFENSE - (1.1)%
550	Astronics Corp.	$19,783

	AUTO MANUFACTURERS - (2.7)%
145	Tesla, Inc.	49,728

	CHEMICALS - (5.1)%
3,300	Mosaic Co.	92,565

	ENERGY-ALTERNATE SOURCES - (4.3)%
30,400	Pacific Ethanol, Inc.	79,040

	ENTERTAINMENT - (3.9)%
3,300	SeaWorld Entertainment, Inc.	72,006

	FOOD - (2.6)%
900	TreeHouse Foods, Inc.	47,259

	INSURANCE - (5.4)%
1,860	American International Group, Inc.	98,617

	INTERNET - (4.7)%
11,600	Liquidity Services, Inc.	75,980
3,400	Rubicon Project, Inc.	9,690
		85,670
	REAL ESTATE INVESTMENT TRUST - (2.5)%
800	Macerich Co.	45,464

	TELECOMMUNICATIONS - (6.7)%
1,300	Acacia Communications, Inc.	45,253
5,150	ADTRAN, Inc.	76,478
		121,731

	TOTAL COMMON STOCK (Cost - $721,893)	711,863

	TOTAL SECURITIES SOLD SHORT (Proceeds - $721,893)	$711,863

LLC - Limited Liability Company

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2018, is subject to change and resets daily.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST HEDGED COMMODITY STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2018

				Options	Options
Contracts (a)		Counterparty	Notional Value	Expiration Date	Exercise Price	Value
	OPTIONS PURCHASED - 58.9% *
	CALL OPTIONS PURCHASED - 24.7%
400	Corn Future, Maturing August 2018 +	Wedbush	$8,300,000	7/27/2018	$415.00	$25,000
250	Corn Future, Maturing August 2018 +	Wedbush	5,562,500	7/27/2018	445.00	7,812
400	Corn Future, Maturing August 2018 +	Wedbush	9,400,000	7/27/2018	470.00	5,000
250	Corn Future, Maturing August 2018 +	Wedbush	6,187,500	7/27/2018	495.00	1,563
17	Corn Future, Maturing September 2018 +	Wedbush	318,750	8/24/2018	375.00	7,650
283	Corn Future, Maturing September 2018 +	Wedbush	5,660,000	8/24/2018	400.00	63,675
17	Corn Future, Maturing September 2018 +	Wedbush	352,750	8/24/2018	415.00	2,550
300	Corn Future, Maturing September 2018 +	Wedbush	6,450,000	8/24/2018	430.00	31,875
400	Corn Future, Maturing September 2018 +	Wedbush	9,200,000	8/24/2018	460.00	22,500
300	Corn Future, Maturing September 2018 +	Wedbush	7,200,000	8/24/2018	480.00	13,125
400	Corn Future, Maturing December 2018 +	Wedbush	7,400,000	11/23/2018	370.00	427,500
400	Corn Future, Maturing December 2018 +	Wedbush	8,600,000	11/23/2018	430.00	140,000
150	Crude Oil Future, Maturing August 2018 +	Wedbush	9,675,000	7/17/2018	64.50	1,450,500
150	Crude Oil Future, Maturing August 2018 +	Wedbush	10,875,000	7/17/2018	72.50	367,500
200	Crude Oil Future, Maturing August 2018 +	Wedbush	14,900,000	7/17/2018	74.50	268,000
150	Crude Oil Future, Maturing August 2018 +	Wedbush	11,325,000	7/17/2018	75.50	142,500
50	Crude Oil Future, Maturing August 2018 +	Wedbush	3,850,000	7/17/2018	77.00	27,500
250	Crude Oil Future, Maturing August 2018 +	Wedbush	19,375,000	7/17/2018	77.50	117,500
100	Crude Oil Future, Maturing September 2018 +	Wedbush	7,250,000	8/16/2018	72.50	254,000
45	Crude Oil Future, Maturing October 2018 +	Wedbush	2,655,000	9/17/2018	59.00	547,200
50	Crude Oil Future, Maturing October 2018 +	Wedbush	2,975,000	9/17/2018	59.50	585,000
100	Crude Oil Future, Maturing October 2018 +	Wedbush	6,050,000	9/17/2018	60.50	1,078,000
100	Crude Oil Future, Maturing October 2018 +	Wedbush	6,450,000	9/17/2018	64.50	737,000
90	Crude Oil Future, Maturing October 2018 +	Wedbush	6,165,000	9/17/2018	68.50	409,500
180	Crude Oil Future, Maturing October 2018 +	Wedbush	12,690,000	9/17/2018	70.50	615,600
405	Crude Oil Future, Maturing October 2018 +	Wedbush	28,957,500	9/17/2018	71.50	1,186,650
110	Crude Oil Future, Maturing October 2018 +	Wedbush	7,920,000	9/17/2018	72.00	297,000
100	Crude Oil Future, Maturing October 2018 +	Wedbush	7,350,000	9/17/2018	73.50	211,000
60	Crude Oil Future, Maturing October 2018 +	Wedbush	4,500,000	9/17/2018	75.00	98,400
220	Crude Oil Future, Maturing October 2018 +	Wedbush	16,720,000	9/17/2018	76.00	301,400
210	Crude Oil Future, Maturing October 2018 +	Wedbush	16,170,000	9/17/2018	77.00	241,500
200	Crude Oil Future, Maturing October 2018 +	Wedbush	15,700,000	9/17/2018	78.50	176,000
150	Crude Oil Future, Maturing October 2018 +	Wedbush	12,450,000	9/17/2018	83.00	61,500
200	Crude Oil Future, Maturing November 2018 +	Wedbush	12,900,000	10/17/2018	64.50	1,444,000
200	Crude Oil Future, Maturing November 2018 +	Wedbush	13,100,000	10/17/2018	65.50	1,304,000
100	Crude Oil Future, Maturing November 2018 +	Wedbush	7,150,000	10/17/2018	71.50	312,000
200	Crude Oil Future, Maturing November 2018 +	Wedbush	14,600,000	10/17/2018	73.00	504,000
110	Crude Oil Future, Maturing November 2018 +	Wedbush	8,195,000	10/17/2018	74.50	222,200
200	Crude Oil Future, Maturing November 2018 +	Wedbush	15,300,000	10/17/2018	76.50	298,000
150	Crude Oil Future, Maturing November 2018 +	Wedbush	11,775,000	10/17/2018	78.50	163,500
310	Crude Oil Future, Maturing November 2018 +	Wedbush	25,575,000	10/17/2018	82.50	186,000
200	Crude Oil Future, Maturing December 2018 +	Wedbush	13,000,000	11/14/2018	65.00	1,364,000
200	Crude Oil Future, Maturing December 2018 +	Wedbush	13,900,000	11/14/2018	69.50	838,000
100	Crude Oil Future, Maturing December 2018 +	Wedbush	7,400,000	11/14/2018	74.00	236,000
120	Crude Oil Future, Maturing December 2018 +	Wedbush	9,180,000	11/14/2018	76.50	200,400
110	Crude Oil Future, Maturing December 2018 +	Wedbush	8,635,000	11/14/2018	78.50	137,500
100	Crude Oil Future, Maturing December 2018 +	Wedbush	8,150,000	11/14/2018	81.50	82,000
1,020	Gold Future, Maturing August 2018 +	Wedbush	129,030,000	7/26/2018	1,265.00	805,800
600	Gold Future, Maturing August 2018 +	Wedbush	76,500,000	7/26/2018	1,275.00	306,000
300	Gold Future, Maturing August 2018 +	Wedbush	41,700,000	7/26/2018	1,390.00	6,000
200	Gold Future, Maturing August 2018 +	Wedbush	28,300,000	7/26/2018	1,415.00	2,000
900	Gold Future, Maturing August 2018 +	Wedbush	129,600,000	7/26/2018	1,440.00	9,000
1,400	Gold Future, Maturing September 2018 +	Wedbush	177,100,000	8/28/2018	1,265.00	2,380,000
100	Gold Future, Maturing September 2018 +	Wedbush	13,550,000	8/28/2018	1,355.00	17,000
100	Gold Future, Maturing September 2018 +	Wedbush	13,750,000	8/28/2018	1,375.00	11,000
150	Gold Future, Maturing September 2018 +	Wedbush	21,825,000	8/28/2018	1,455.00	4,500
125	Gold Future, Maturing October 2018 +	Wedbush	16,562,500	9/25/2018	1,325.00	77,500
210	Gold Future, Maturing October 2018 +	Wedbush	29,925,000	9/25/2018	1,425.00	25,200
250	Gold Future, Maturing November 2018 +	Wedbush	33,250,000	10/25/2018	1,330.00	237,500
250	Gold Future, Maturing November 2018 +	Wedbush	33,500,000	10/25/2018	1,340.00	202,500
250	Gold Future, Maturing November 2018 +	Wedbush	34,625,000	10/25/2018	1,385.00	102,500
150	Gold Future, Maturing November 2018 +	Wedbush	20,925,000	10/25/2018	1,395.00	52,500
250	Gold Future, Maturing November 2018 +	Wedbush	35,625,000	10/25/2018	1,425.00	60,000
	TOTAL CALL OPTIONS PURCHASED (Cost - $24,603,595)					21,512,100

	PUT OPTIONS PURCHASED - 34.2%
325	Corn Future, Maturing August 2018 +	Wedbush	6,093,750	7/27/2018	375.00	341,250
100	Corn Future, Maturing August 2018 +	Wedbush	1,900,000	7/27/2018	380.00	125,000
500	Corn Future, Maturing August 2018 +	Wedbush	9,875,000	7/27/2018	395.00	953,125
2,250	Corn Future, Maturing September 2018 +	Wedbush	38,250,000	8/24/2018	340.00	548,438
600	Corn Future, Maturing September 2018 +	Wedbush	10,650,000	8/24/2018	355.00	341,250
500	Corn Future, Maturing September 2018 +	Wedbush	9,000,000	8/24/2018	360.00	356,250
600	Corn Future, Maturing September 2018 +	Wedbush	11,700,000	8/24/2018	390.00	1,091,250
300	Corn Future, Maturing September 2018 +	Wedbush	6,300,000	8/24/2018	420.00	945,000
300	Corn Future, Maturing September 2018 +	Wedbush	6,375,000	8/24/2018	425.00	1,016,250
300	Corn Future, Maturing September 2018 +	Wedbush	6,450,000	8/24/2018	430.00	1,087,500
1,880	Corn Future, Maturing September 2018 +	Wedbush	32,430,000	8/24/2018	345.00	622,750
100	Crude Oil Future, Maturing August 2018 +	Wedbush	4,800,000	7/17/2018	48.00	1,000
300	Crude Oil Future, Maturing August 2018 +	Wedbush	14,550,000	7/17/2018	48.50	3,000
200	Crude Oil Future, Maturing August 2018 +	Wedbush	10,800,000	7/17/2018	54.00	2,000
1	Crude Oil Future, Maturing August 2018 +	Wedbush	57,500	7/17/2018	57.50	10
200	Crude Oil Future, Maturing August 2018 +	Wedbush	11,700,000	7/17/2018	58.50	2,000
100	Crude Oil Future, Maturing August 2018 +	Wedbush	5,900,000	7/17/2018	59.00	1,000
200	Crude Oil Future, Maturing August 2018 +	Wedbush	13,100,000	7/17/2018	65.50	8,000
1	Crude Oil Future, Maturing August 2018 +	Wedbush	66,500	7/17/2018	66.50	50

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST HEDGED COMMODITY STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

				Options	Options
Contracts (a)		Counterparty	Notional Value	Expiration Date	Exercise Price	Value
	OPTIONS PURCHASED - 58.9% (Continued) *
	PUT OPTIONS PURCHASED - 34.2% (Continued)
100	Crude Oil Future, Maturing September 2018 +	Wedbush	$5,150,000	8/16/2018	$51.50	$1,000
100	Crude Oil Future, Maturing September 2018 +	Wedbush	5,350,000	8/16/2018	53.50	2,000
100	Crude Oil Future, Maturing September 2018 +	Wedbush	5,850,000	8/16/2018	58.50	7,000
100	Crude Oil Future, Maturing September 2018 +	Wedbush	6,000,000	8/16/2018	60.00	10,000
100	Crude Oil Future, Maturing September 2018 +	Wedbush	6,050,000	8/16/2018	60.50	11,000
100	Crude Oil Future, Maturing September 2018 +	Wedbush	6,200,000	8/16/2018	62.00	16,000
100	Crude Oil Future, Maturing October 2018 +	Wedbush	4,700,000	9/17/2018	47.00	2,000
200	Crude Oil Future, Maturing October 2018 +	Wedbush	10,800,000	9/17/2018	54.00	18,000
30	Crude Oil Future, Maturing October 2018 +	Wedbush	1,740,000	9/17/2018	58.00	6,600
110	Crude Oil Future, Maturing October 2018 +	Wedbush	6,435,000	9/17/2018	58.50	27,500
130	Crude Oil Future, Maturing October 2018 +	Wedbush	8,060,000	9/17/2018	62.00	72,800
95	Crude Oil Future, Maturing October 2018 +	Wedbush	6,032,500	9/17/2018	63.50	74,100
40	Crude Oil Future, Maturing October 2018 +	Wedbush	2,580,000	9/17/2018	64.50	38,800
100	Crude Oil Future, Maturing November 2018 +	Wedbush	5,100,000	10/17/2018	51.00	12,000
110	Crude Oil Future, Maturing November 2018 +	Wedbush	5,720,000	10/17/2018	52.00	15,400
200	Crude Oil Future, Maturing November 2018 +	Wedbush	11,700,000	10/17/2018	58.50	104,000
200	Crude Oil Future, Maturing November 2018 +	Wedbush	13,400,000	10/17/2018	67.00	476,000
110	Crude Oil Future, Maturing December 2018 +	Wedbush	5,335,000	11/14/2018	48.50	15,400
110	Crude Oil Future, Maturing December 2018 +	Wedbush	6,105,000	11/14/2018	55.50	53,900
200	Crude Oil Future, Maturing December 2018 +	Wedbush	12,300,000	11/14/2018	61.50	280,000
20	Crude Oil Future, Maturing December 2018 +	Wedbush	1,270,000	11/14/2018	63.50	38,000
220	Crude Oil Future, Maturing December 2018 +	Wedbush	14,410,000	11/14/2018	65.50	554,400
200	Crude Oil Future, Maturing December 2018 +	Wedbush	13,300,000	11/14/2018	66.50	578,000
200	Gold Future, Maturing August 2018 +	Wedbush	24,400,000	7/26/2018	1,220.00	50,000
125	Gold Future, Maturing August 2018 +	Wedbush	16,187,500	7/26/2018	1,295.00	532,500
125	Gold Future, Maturing August 2018 +	Wedbush	17,250,000	7/26/2018	1,380.00	1,570,000
100	Gold Future, Maturing September 2018 +	Wedbush	11,950,000	8/28/2018	1,195.00	25,000
110	Gold Future, Maturing September 2018 +	Wedbush	13,970,000	8/28/2018	1,270.00	271,700
200	Gold Future, Maturing September 2018 +	Wedbush	25,600,000	8/28/2018	1,280.00	626,000
300	Gold Future, Maturing September 2018 +	Wedbush	38,550,000	8/28/2018	1,285.00	1,047,000
380	Gold Future, Maturing September 2018 +	Wedbush	49,970,000	8/28/2018	1,315.00	2,253,400
100	Gold Future, Maturing September 2018 +	Wedbush	13,400,000	8/28/2018	1,340.00	821,000
100	Gold Future, Maturing September 2018 +	Wedbush	13,650,000	8/28/2018	1,365.00	1,060,000
100	Gold Future, Maturing September 2018 +	Wedbush	13,900,000	8/28/2018	1,390.00	1,304,000
80	Gold Future, Maturing September 2018 +	Wedbush	11,200,000	8/28/2018	1,400.00	1,122,400
220	Gold Future, Maturing October 2018 +	Wedbush	26,950,000	9/25/2018	1,225.00	215,600
110	Gold Future, Maturing October 2018 +	Wedbush	13,640,000	9/25/2018	1,240.00	159,500
110	Gold Future, Maturing October 2018 +	Wedbush	13,750,000	9/25/2018	1,250.00	203,500
100	Gold Future, Maturing October 2018 +	Wedbush	12,850,000	9/25/2018	1,285.00	387,000
100	Gold Future, Maturing October 2018 +	Wedbush	12,900,000	9/25/2018	1,290.00	423,000
200	Gold Future, Maturing October 2018 +	Wedbush	26,900,000	9/25/2018	1,345.00	1,774,000
220	Gold Future, Maturing November 2018 +	Wedbush	25,300,000	10/25/2018	1,150.00	52,800
110	Gold Future, Maturing November 2018 +	Wedbush	13,365,000	10/25/2018	1,215.00	103,400
500	Gold Future, Maturing November 2018 +	Wedbush	62,500,000	10/25/2018	1,250.00	1,010,000
300	Gold Future, Maturing November 2018 +	Wedbush	38,400,000	10/25/2018	1,280.00	1,071,000
220	Gold Future, Maturing November 2018 +	Wedbush	28,490,000	10/25/2018	1,295.00	1,003,200
300	Gold Future, Maturing November 2018 +	Wedbush	40,650,000	10/25/2018	1,355.00	2,841,000
	TOTAL PUT OPTIONS PURCHASED (Cost - $24,902,325)					29,786,023

	TOTAL OPTIONS PURCHASED (Cost - $49,505,920)					51,298,123

Principal			Coupon Rate (%)	Maturity		Value
	UNITED STATES GOVERNMENT SECURITIES - 88.2%
2,000,000	United States Treasury Notes +		0.875%	7/15/2018		1,999,345
8,000,000	United States Treasury Notes		1.000%	8/15/2018		7,991,588
5,000,000	United States Treasury Notes		1.500%	8/31/2018		4,996,675
8,000,000	United States Treasury Notes		1.000%	9/15/2018		7,984,803
7,000,000	United States Treasury Notes		1.375%	9/30/2018		6,989,535
5,000,000	United States Treasury Notes		0.875%	10/15/2018		4,984,044
3,000,000	United States Treasury Notes		1.750%	10/31/2018		2,997,187
4,000,000	United States Treasury Notes		1.375%	11/15/2018		4,023,906
2,000,000	United States Treasury Notes		1.250%	11/30/2018		1,993,203
9,000,000	United States Treasury Notes		1.375%	11/30/2018		8,973,633
3,000,000	United States Treasury Notes		1.250%	12/15/2018		2,988,398
2,000,000	United States Treasury Notes +		1.250%	12/15/2018		1,992,266
5,000,000	United States Treasury Notes		1.500%	1/31/2019		4,979,394
3,000,000	United States Treasury Notes		1.000%	3/15/2019		2,974,102
3,000,000	United States Treasury Notes +		1.000%	3/15/2019		2,974,102
3,000,000	United States Treasury Notes		1.250%	4/30/2019		2,974,102
2,000,000	United States Treasury Notes		0.750%	7/15/2019		1,967,070
1,000,000	United States Treasury Notes		1.625%	8/31/2019		991,055
2,000,000	United States Treasury Notes		1.000%	9/30/2019		1,965,195
	TOTAL UNITED STATES GOVERNMENT SECURITIES (Cost - $76,933,410)					76,739,603

Shares
	PRIVATE INVESTMENT FUND - 6.0%
49,247	Prime Meridian Income QP Fund LP ++					5,262,416
	TOTAL PRIVATE INVESTMENT FUND (Cost - $4,978,996)					5,262,416

	SHORT-TERM INVESTMENTS - 5.2%
4,508,527	Fidelity Institutional Government Portfolio, Institutional Class, 1.81% + ^ **					4,508,527
	TOTAL SHORT-TERM INVESTMENTS (Cost - $4,508,527)					4,508,527

	TOTAL INVESTMENTS - 158.3% (Cost - $135,926,853)					$137,808,669
	LIABILITIES IN EXCESS OF OTHER ASSETS - (58.3)%					(50,759,633)
	NET ASSETS - 100.0%					$87,049,036

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST HEDGED COMMODITY STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

				Options	Options
Contracts (a)		Counterparty	Notional Value	Expiration Date	Exercise Price	Value
	OPTIONS WRITTEN - (61.8)% *
	CALL OPTIONS WRITTEN - (23.3)%
400	Corn Future, Maturing August 2018 +	Wedbush	$8,600,000	7/27/2018	$430.00	$17,500
400	Corn Future, Maturing August 2018 +	Wedbush	9,000,000	7/27/2018	450.00	10,000
500	Corn Future, Maturing August 2018 +	Wedbush	11,625,000	7/27/2018	465.00	9,375
17	Corn Future, Maturing September 2018 +	Wedbush	331,500	8/24/2018	390.00	5,100
200	Corn Future, Maturing September 2018 +	Wedbush	4,200,000	8/24/2018	420.00	26,250
800	Corn Future, Maturing September 2018 +	Wedbush	17,600,000	8/24/2018	440.00	70,000
300	Corn Future, Maturing September 2018 +	Wedbush	6,750,000	8/24/2018	450.00	20,625
400	Corn Future, Maturing December 2018 +	Wedbush	7,800,000	11/23/2018	390.00	297,500
400	Corn Future, Maturing December 2018 +	Wedbush	8,000,000	11/23/2018	400.00	247,500
150	Crude Oil Future, Maturing August 2018 +	Wedbush	9,975,000	7/17/2018	66.50	1,155,000
100	Crude Oil Future, Maturing August 2018 +	Wedbush	7,100,000	7/17/2018	71.00	356,000
200	Crude Oil Future, Maturing August 2018 +	Wedbush	14,400,000	7/17/2018	72.00	558,000
200	Crude Oil Future, Maturing August 2018 +	Wedbush	14,600,000	7/17/2018	73.00	426,000
50	Crude Oil Future, Maturing August 2018 +	Wedbush	3,675,000	7/17/2018	73.50	92,000
50	Crude Oil Future, Maturing August 2018 +	Wedbush	3,800,000	7/17/2018	76.00	40,000
300	Crude Oil Future, Maturing August 2018 +	Wedbush	23,700,000	7/17/2018	79.00	84,000
90	Crude Oil Future, Maturing September 2018 +	Wedbush	6,120,000	8/16/2018	68.00	480,600
180	Crude Oil Future, Maturing September 2018 +	Wedbush	12,600,000	8/16/2018	70.00	707,400
110	Crude Oil Future, Maturing September 2018 +	Wedbush	7,865,000	8/16/2018	71.50	335,500
100	Crude Oil Future, Maturing September 2018 +	Wedbush	7,200,000	8/16/2018	72.00	278,000
100	Crude Oil Future, Maturing September 2018 +	Wedbush	7,300,000	8/16/2018	73.00	231,000
110	Crude Oil Future, Maturing September 2018 +	Wedbush	8,140,000	8/16/2018	74.00	207,900
120	Crude Oil Future, Maturing September 2018 +	Wedbush	9,000,000	8/16/2018	75.00	184,800
160	Crude Oil Future, Maturing September 2018 +	Wedbush	12,160,000	8/16/2018	76.00	200,000
150	Crude Oil Future, Maturing September 2018 +	Wedbush	11,850,000	8/16/2018	79.00	96,000
50	Crude Oil Future, Maturing October 2018 +	Wedbush	3,100,000	9/17/2018	62.00	472,500
150	Crude Oil Future, Maturing October 2018 +	Wedbush	9,450,000	9/17/2018	63.00	1,288,500
50	Crude Oil Future, Maturing October 2018 +	Wedbush	3,200,000	9/17/2018	64.00	388,500
50	Crude Oil Future, Maturing October 2018 +	Wedbush	3,250,000	9/17/2018	65.00	349,000
50	Crude Oil Future, Maturing October 2018 +	Wedbush	3,300,000	9/17/2018	66.00	311,500
50	Crude Oil Future, Maturing October 2018 +	Wedbush	3,375,000	9/17/2018	67.50	259,500
300	Crude Oil Future, Maturing October 2018 +	Wedbush	20,850,000	9/17/2018	69.50	1,188,000
100	Crude Oil Future, Maturing October 2018 +	Wedbush	7,100,000	9/17/2018	71.00	317,000
110	Crude Oil Future, Maturing October 2018 +	Wedbush	8,140,000	9/17/2018	74.00	213,400
110	Crude Oil Future, Maturing October 2018 +	Wedbush	8,690,000	9/17/2018	79.00	88,000
110	Crude Oil Future, Maturing October 2018 +	Wedbush	9,020,000	9/17/2018	82.00	52,800
200	Crude Oil Future, Maturing November 2018 +	Wedbush	13,400,000	10/17/2018	67.00	1,104,000
200	Crude Oil Future, Maturing November 2018 +	Wedbush	13,600,000	10/17/2018	68.00	982,000
200	Crude Oil Future, Maturing November 2018 +	Wedbush	13,800,000	10/17/2018	69.00	870,000
100	Crude Oil Future, Maturing November 2018 +	Wedbush	7,000,000	10/17/2018	70.00	382,000
100	Crude Oil Future, Maturing November 2018 +	Wedbush	7,400,000	10/17/2018	74.00	218,000
220	Crude Oil Future, Maturing November 2018 +	Wedbush	16,500,000	10/17/2018	75.00	413,600
110	Crude Oil Future, Maturing November 2018 +	Wedbush	8,470,000	10/17/2018	77.00	151,800
90	Crude Oil Future, Maturing November 2018 +	Wedbush	7,740,000	10/17/2018	86.00	32,400
200	Crude Oil Future, Maturing December 2018 +	Wedbush	13,300,000	11/14/2018	66.50	1,172,000
200	Crude Oil Future, Maturing December 2018 +	Wedbush	13,600,000	11/14/2018	68.00	996,000
100	Crude Oil Future, Maturing December 2018 +	Wedbush	7,750,000	11/14/2018	77.50	145,000
700	Gold Future, Maturing August 2018 +	Wedbush	86,100,000	7/26/2018	1,230.00	1,995,000
368	Gold Future, Maturing August 2018 +	Wedbush	47,840,000	7/26/2018	1,300.00	62,560
28	Gold Future, Maturing August 2018 +	Wedbush	3,654,000	7/26/2018	1,305.00	3,920
300	Gold Future, Maturing August 2018 +	Wedbush	41,400,000	7/26/2018	1,380.00	6,000
320	Gold Future, Maturing August 2018 +	Wedbush	44,640,000	7/26/2018	1,395.00	6,400
790	Gold Future, Maturing August 2018 +	Wedbush	112,180,000	7/26/2018	1,420.00	7,900
50	Gold Future, Maturing September 2018 +	Wedbush	6,825,000	8/28/2018	1,365.00	7,000
50	Gold Future, Maturing September 2018 +	Wedbush	6,925,000	8/28/2018	1,385.00	4,500
40	Gold Future, Maturing September 2018 +	Wedbush	5,600,000	8/28/2018	1,400.00	2,800
10	Gold Future, Maturing September 2018 +	Wedbush	1,405,000	8/28/2018	1,405.00	700
300	Gold Future, Maturing September 2018 +	Wedbush	42,600,000	8/28/2018	1,420.00	15,000
125	Gold Future, Maturing October 2018 +	Wedbush	16,812,500	9/25/2018	1,345.00	52,500
25	Gold Future, Maturing October 2018 +	Wedbush	3,387,500	9/25/2018	1,355.00	8,750
75	Gold Future, Maturing October 2018 +	Wedbush	10,387,500	9/25/2018	1,385.00	15,750
250	Gold Future, Maturing November 2018 +	Wedbush	33,750,000	10/25/2018	1,350.00	172,500
250	Gold Future, Maturing November 2018 +	Wedbush	34,000,000	10/25/2018	1,360.00	147,500
150	Gold Future, Maturing November 2018 +	Wedbush	20,700,000	10/25/2018	1,380.00	66,000
500	Gold Future, Maturing November 2018 +	Wedbush	70,000,000	10/25/2018	1,400.00	165,000
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $17,840,215)					20,271,330

	PUT OPTIONS WRITTEN - (38.5)%
500	Corn Future, Maturing August 2018 +	Wedbush	8,750,000	7/27/2018	350.00	146,875
750	Corn Future, Maturing August 2018 +	Wedbush	13,687,500	7/27/2018	365.00	520,313
175	Corn Future, Maturing August 2018 +	Wedbush	3,237,500	7/27/2018	370.00	152,031
300	Corn Future, Maturing August 2018 +	Wedbush	5,850,000	7/27/2018	390.00	504,375
300	Corn Future, Maturing August 2018 +	Wedbush	6,000,000	7/27/2018	400.00	639,375
300	Corn Future, Maturing August 2018 +	Wedbush	6,150,000	7/27/2018	410.00	778,125
300	Corn Future, Maturing August 2018 +	Wedbush	6,300,000	7/27/2018	420.00	924,375
2,990	Corn Future, Maturing August 2018 +	Wedbush	57,557,500	7/27/2018	385.00	4,372,875
900	Corn Future, Maturing September 2018 +	Wedbush	18,000,000	8/24/2018	400.00	2,025,000

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST HEDGED COMMODITY STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

				Options	Options
Contracts (a)		Counterparty	Notional Value	Expiration Date	Exercise Price	Value
	OPTIONS WRITTEN - (61.8)% (Continued)*
	PUT OPTIONS WRITTEN - (38.5)% (Continued)
400	Crude Oil Future, Maturing August 2018 +	Wedbush	$20,000,000	7/17/2018	$50.00	$4,000
200	Crude Oil Future, Maturing August 2018 +	Wedbush	11,300,000	7/17/2018	56.50	2,000
200	Crude Oil Future, Maturing August 2018 +	Wedbush	11,600,000	7/17/2018	58.00	2,000
101	Crude Oil Future, Maturing August 2018 +	Wedbush	6,211,500	7/17/2018	61.50	1,010
200	Crude Oil Future, Maturing August 2018 +	Wedbush	12,800,000	7/17/2018	64.00	4,000
1	Crude Oil Future, Maturing August 2018 +	Wedbush	64,500	7/17/2018	64.50	20
100	Crude Oil Future, Maturing September 2018 +	Wedbush	5,300,000	8/16/2018	53.00	2,000
100	Crude Oil Future, Maturing September 2018 +	Wedbush	5,550,000	8/16/2018	55.50	3,000
100	Crude Oil Future, Maturing September 2018 +	Wedbush	5,800,000	8/16/2018	58.00	6,000
300	Crude Oil Future, Maturing September 2018 +	Wedbush	17,850,000	8/16/2018	59.50	24,000
250	Crude Oil Future, Maturing October 2018 +	Wedbush	13,750,000	9/17/2018	55.00	30,000
300	Crude Oil Future, Maturing October 2018 +	Wedbush	17,700,000	9/17/2018	59.00	84,000
170	Crude Oil Future, Maturing October 2018 +	Wedbush	10,370,000	9/17/2018	61.00	74,800
10	Crude Oil Future, Maturing November 2018 +	Wedbush	485,000	10/17/2018	48.50	700
110	Crude Oil Future, Maturing November 2018 +	Wedbush	5,775,000	10/17/2018	52.50	17,600
110	Crude Oil Future, Maturing November 2018 +	Wedbush	6,325,000	10/17/2018	57.50	46,200
200	Crude Oil Future, Maturing November 2018 +	Wedbush	12,400,000	10/17/2018	62.00	202,000
420	Crude Oil Future, Maturing November 2018 +	Wedbush	27,090,000	10/17/2018	64.50	667,800
220	Crude Oil Future, Maturing November 2018 +	Wedbush	14,630,000	10/17/2018	66.50	484,000
200	Crude Oil Future, Maturing December 2018 +	Wedbush	13,000,000	11/14/2018	65.00	472,000
77	Gold Future, Maturing August 2018 +	Wedbush	9,509,500	7/26/2018	1,235.00	39,270
110	Gold Future, Maturing August 2018 +	Wedbush	14,080,000	7/26/2018	1,280.00	325,600
300	Gold Future, Maturing August 2018 +	Wedbush	39,450,000	7/26/2018	1,315.00	1,842,000
125	Gold Future, Maturing August 2018 +	Wedbush	16,625,000	7/26/2018	1,330.00	950,000
125	Gold Future, Maturing August 2018 +	Wedbush	16,937,500	7/26/2018	1,355.00	1,258,750
110	Gold Future, Maturing September 2018 +	Wedbush	13,695,000	8/28/2018	1,245.00	135,300
330	Gold Future, Maturing September 2018 +	Wedbush	41,415,000	8/28/2018	1,255.00	547,800
110	Gold Future, Maturing September 2018 +	Wedbush	13,860,000	8/28/2018	1,260.00	209,000
600	Gold Future, Maturing September 2018 +	Wedbush	78,300,000	8/28/2018	1,305.00	3,042,000
180	Gold Future, Maturing September 2018 +	Wedbush	24,300,000	8/28/2018	1,350.00	1,648,800
180	Gold Future, Maturing September 2018 +	Wedbush	24,750,000	8/28/2018	1,375.00	2,082,600
220	Gold Future, Maturing October 2018 +	Wedbush	26,510,000	9/25/2018	1,205.00	125,400
500	Gold Future, Maturing October 2018 +	Wedbush	62,750,000	9/25/2018	1,255.00	1,040,000
220	Gold Future, Maturing October 2018 +	Wedbush	28,600,000	9/25/2018	1,300.00	1,097,800
200	Gold Future, Maturing October 2018 +	Wedbush	26,200,000	9/25/2018	1,310.00	1,160,000
200	Gold Future, Maturing October 2018 +	Wedbush	26,600,000	9/25/2018	1,330.00	1,504,000
50	Gold Future, Maturing November 2018 +	Wedbush	6,550,000	10/25/2018	1,310.00	283,500
150	Gold Future, Maturing November 2018 +	Wedbush	19,725,000	10/25/2018	1,315.00	909,000
300	Gold Future, Maturing November 2018 +	Wedbush	40,050,000	10/25/2018	1,335.00	2,313,000
100	Gold Future, Maturing November 2018 +	Wedbush	13,400,000	10/25/2018	1,340.00	814,000
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $24,881,511)					33,518,294

	TOTAL OPTIONS WRITTEN (Premiums Received - $42,721,726)					$53,789,624

*	Non-income producing security.

+	All or a portion of this investment is a holding of the CHCSF Fund Limited CFC.

++	Affiliated issuer.

^	All or a portion of security held as collateral for open options contracts.

**	Rate shown represents the rate at June 30, 2018, is subject to change and resets daily.

(a)	Each contract is equivalent to one underlying futures contract.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST HEDGED FUTURES STRATEGY FUND
PORTFOLIO OF INVESTMENTS
June 30, 2018

				Options
Contracts (a)		Counterparty	Notional	Expiration Date - Exercise Price	Value
	PURCHASED OPTIONS - 3.9%
	CALL OPTIONS PURCHASED - 0.6% *
1,000	S&P 500 Index Future, Maturing September 2018	HSBC, RBC	$695,000,000	07/20/2018 - $2,780	$1,750,000
1,000	S&P 500 Index Future, Maturing September 2018	HSBC, Wedbush	712,500,000	08/17/2018 - $2,850	837,500
1,000	S&P 500 Index Future, Maturing September 2018	HSBC	725,000,000	08/17/2018 - $2,900	237,500
500	S&P 500 Index Future, Maturing September 2018	Wedbush	360,625,000	08/31/2018 - $2,885	300,000
1,000	S&P 500 Index Future, Maturing September 2018	Wedbush	731,250,000	09/21/2018 - $2,925	587,500
250	S&P 500 Index Future, Maturing September 2018	RBC	183,750,000	09/21/2018 - $2,940	115,625
1,750	S&P 500 Index Future, Maturing September 2018	Wedbush	1,290,625,000	09/21/2018 - $2,950	721,875
	TOTAL CALL OPTIONS PURCHASED (Cost - $13,630,375)				4,550,000

	PUT OPTIONS PURCHASED - 3.3% *
250	S&P 500 Index Future, Maturing September 2018	HSBC	149,375,000	07/31/2018 - $2,390	221,875
6,000	S&P 500 Index Future, Maturing September 2018	EDF, HSBC, Wedbush	3,300,000,000	08/17/2018 - $2,200	4,800,000
4,750	S&P 500 Index Future, Maturing September 2018	EDF, HSBC, RBC, Wedbush	2,493,750,000	09/21/2018 - $2,100	5,640,625
250	S&P 500 Index Future, Maturing September 2018	Wedbush	137,500,000	09/21/2018 - $2,200	431,250
2,000	S&P 500 Index Future, Maturing December 2018	EDF, HSBC, Wedbush	1,050,000,000	09/28/2018 - $2,100	2,800,000
1,500	S&P 500 Index Future, Maturing December 2018	HSBC, Wedbush	787,500,000	10/19/2018 - $2,100	2,812,500
250	S&P 500 Index Future, Maturing December 2018	Wedbush	128,125,000	10/31/2018 - $2,050	481,250
2,250	S&P 500 Index Future, Maturing December 2018	HSBC, RBC, Wedbush	1,167,187,500	10/31/2018 - $2,075	4,725,000
2,250	S&P 500 Index Future, Maturing December 2018	HSBC, RBC, Wedbush	1,181,250,000	10/31/2018 - $2,100	5,118,750
	TOTAL PUT OPTIONS PURCHASED (Cost - $31,211,739)				27,031,250

	TOTAL PURCHASED OPTIONS (Cost - $44,842,114)				31,581,250

	PRIVATE INVESTMENT FUND - 9.7%
	Prime Meridian Income QP Fund, LP # +				79,302,525
	TOTAL PRIVATE INVESTMENT FUND (Cost - $75,218,254)				79,302,525
Principal
	UNITED STATES GOVERNMENT SECURITIES - 45.9%
$25,000,000	United States Treasury Notes, 0.875%, 10/15/2018				24,920,220
100,000,000	United States Treasury Notes, 1.250%, 11/15/2018				99,703,125
100,000,000	United States Treasury Notes, 1.375%, 09/30/2018				99,850,500
100,000,000	United States Treasury Notes, 1.375%, 11/30/2018				99,707,031
50,000,000	United States Treasury Notes, 0.750%, 10/31/2018				49,793,945
	TOTAL UNITED STATES GOVERNMENT SECURITIES (Cost - $374,809,338)				373,974,821

	SHORT-TERM INVESTMENTS - 31.8%
	MONEY MARKET FUNDS - 31.8%
259,318,566	Fidelity Investments Money Market Funds Government Portfolio- Institutional Class, 1.81% ** ^				259,318,566
	TOTAL SHORT-TERM INVESTMENTS (Cost - $259,318,566)				259,318,566

	TOTAL INVESTMENTS - 91.3% (Cost - $754,188,272) (b)				$744,177,162
	OTHER ASSETS LESS LIABILITIES - 8.7%				70,881,233
	NET ASSETS - 100.0%				$815,058,395

				Options
Contracts (a)		Counterparty	Notional	Expiration Date - Exercise Price	Value
	WRITTEN OPTIONS - (4.5)% *
	CALL OPTIONS WRITTEN - (1.3)%
2,000	S&P 500 Index Future, Maturing September 2018	HSBC, RBC	$1,412,500,000	07/20/2018 - $2,825	525,000
400	S&P 500 Index Future, Maturing September 2018	HSBC	285,000,000	07/20/2018 - $2,850	45,000
100	S&P 500 Index Future, Maturing September 2018	RBC	71,875,000	07/20/2018 - $2,875	6,250
500	S&P 500 Index Future, Maturing September 2018	Wedbush	353,125,000	08/17/2018 - $2,825	812,500
250	S&P 500 Index Future, Maturing September 2018	HSBC	178,750,000	08/17/2018 - $2,860	162,500
1,000	S&P 500 Index Future, Maturing September 2018	HSBC, Wedbush	720,000,000	08/17/2018 - $2,880	387,500
1,000	S&P 500 Index Future, Maturing September 2018	Wedbush	721,250,000	08/17/2018 - $2,885	337,500
2,500	S&P 500 Index Future, Maturing September 2018	HSBC, RBC, Wedbush	1,806,250,000	08/17/2018 - $2,890	750,000
250	S&P 500 Index Future, Maturing September 2018	Wedbush	180,937,500	08/17/2018 - $2,895	68,750
2,000	S&P 500 Index Future, Maturing September 2018	HSBC	1,475,000,000	08/17/2018 - $2,950	225,000
750	S&P 500 Index Future, Maturing September 2018	HSBC	534,375,000	08/31/2018 - $2,850	1,087,500
250	S&P 500 Index Future, Maturing September 2018	Wedbush	178,750,000	08/31/2018 - $2,860	278,125
250	S&P 500 Index Future, Maturing September 2018	HSBC	179,062,500	08/31/2018 - $2,865	246,875
500	S&P 500 Index Future, Maturing September 2018	RBC	358,750,000	08/31/2018 - $2,870	431,250
1,000	S&P 500 Index Future, Maturing September 2018	RBC, Wedbush	718,750,000	08/31/2018 - $2,875	762,500
1,000	S&P 500 Index Future, Maturing September 2018	Wedbush	720,000,000	08/31/2018 - $2,880	675,000
1,000	S&P 500 Index Future, Maturing September 2018	HSBC, Wedbush	727,500,000	08/31/2018 - $2,910	350,000
1,000	S&P 500 Index Future, Maturing September 2018	Wedbush	721,250,000	09/21/2018 - $2,885	1,325,000
1,000	S&P 500 Index Future, Maturing September 2018	Wedbush	743,750,000	09/21/2018 - $2,975	312,500
500	S&P 500 Index Future, Maturing September 2018	RBC	373,750,000	09/21/2018 - $2,990	131,250
2,500	S&P 500 Index Future, Maturing September 2018	Wedbush	1,875,000,000	09/21/2018 - $3,000	593,750
2,000	S&P 500 Index Future, Maturing September 2018	Wedbush	1,515,000,000	09/21/2018 - $3,030	350,000
2,000	S&P 500 Index Future, Maturing September 2018	Wedbush	1,530,000,000	09/21/2018 - $3,060	275,000
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $24,859,115)				$10,138,750

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST HEDGED FUTURES STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

				Options
Contracts (a)		Counterparty	Notional	Expiration Date - Exercise Price	Value
	WRITTEN OPTIONS - (4.5)% * (Continued)
	PUT OPTIONS WRITTEN - (3.2)%
1,000	S&P 500 Index Future, Maturing September 2018	HSBC	$550,000,000	07/20/2018 - $2,200	$237,500
750	S&P 500 Index Future, Maturing September 2018	EDF, HSBC	443,437,500	07/20/2018 - $2,365	328,125
500	S&P 500 Index Future, Maturing September 2018	EDF, HSBC	296,250,000	07/20/2018 - $2,370	225,000
1,500	S&P 500 Index Future, Maturing September 2018	EDF, RBC	890,625,000	07/20/2018 - $2,375	693,750
250	S&P 500 Index Future, Maturing September 2018	EDF	148,750,000	07/20/2018 - $2,380	118,750
250	S&P 500 Index Future, Maturing September 2018	EDF	147,812,500	07/31/2018 - $2,365	193,750
250	S&P 500 Index Future, Maturing September 2018	EDF	148,125,000	07/31/2018 - $2,370	196,875
1,250	S&P 500 Index Future, Maturing September 2018	EDF, HSBC, Wedbush	742,187,500	07/31/2018 - $2,375	1,015,625
250	S&P 500 Index Future, Maturing September 2018	EDF	149,375,000	07/31/2018 - $2,390	221,875
1,000	S&P 500 Index Future, Maturing September 2018	Wedbush	537,500,000	08/17/2018 - $2,150	662,500
250	S&P 500 Index Future, Maturing September 2018	HSBC	146,875,000	08/17/2018 - $2,350	362,500
250	S&P 500 Index Future, Maturing September 2018	HSBC	147,812,500	08/17/2018 - $2,365	387,500
250	S&P 500 Index Future, Maturing September 2018	HSBC	148,125,000	08/17/2018 - $2,370	400,000
1,250	S&P 500 Index Future, Maturing September 2018	EDF, HSBC, Wedbush	742,187,500	08/17/2018 - $2,375	2,062,500
1,500	S&P 500 Index Future, Maturing September 2018	HSBC, Wedbush	909,375,000	08/17/2018 - $2,425	3,112,500
250	S&P 500 Index Future, Maturing September 2018	HSBC	150,625,000	08/31/2018 - $2,410	687,500
250	S&P 500 Index Future, Maturing September 2018	Wedbush	150,937,500	08/31/2018 - $2,415	700,000
1,000	S&P 500 Index Future, Maturing September 2018	HSBC	606,250,000	08/31/2018 - $2,425	2,950,000
250	S&P 500 Index Future, Maturing September 2018	Wedbush	151,875,000	08/31/2018 - $2,430	756,250
500	S&P 500 Index Future, Maturing September 2018	HSBC, Wedbush	306,250,000	08/31/2018 - $2,450	1,662,500
250	S&P 500 Index Future, Maturing September 2018	RBC	148,750,000	09/21/2018 - $2,380	868,750
250	S&P 500 Index Future, Maturing September 2018	Wedbush	149,062,500	09/21/2018 - $2,385	887,500
2,000	S&P 500 Index Future, Maturing September 2018	HSBC, RBC, Wedbush	1,200,000,000	09/21/2018 - $2,400	7,600,000
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $37,592,282)				$26,331,250
	TOTAL OPTIONS WRITTEN (Premiums Received - $62,451,397)				$36,470,000

LP - Limited Partnership

EDF - ED&F Man Capital Markets

HSBC - Hongkong and Shanghai Banking Corporation

RBC - Royal Bank of Canada

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2018, is subject to change and resets daily.

+	Affiliated issuer.

#	The security is illiquid; total illiquid securities represent 9.7% of net assets.

^	All or a portion of security held as collateral for open options contracts.

(a)	Each contract is equivalent to one of the underlying futures contract.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST SYSTEMATIC ALPHA FUND (Formerly, Catalyst Intelligent Alternative Fund)
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 74.2%
	AGGREGATE BOND - 35.6%
3,700	First Trust Enhanced Short Maturity ETF	$221,963
4,800	Invesco Ultra Short Duration ETF	241,200
1,500	iShares Core U.S. Aggregate Bond ETF	159,480
4,400	iShares Short Maturity Bond ETF	220,748
3,050	Janus Henderson Short Duration Income ETF	152,713
2,400	PIMCO Enhanced Short Maturity Active	243,720
2,750	SPDR Portfolio Aggregate Bond ETF	76,698
1,600	Schwab U.S. Aggregate Bond ETF	81,024
2,900	Vanguard Short-Term Bond ETF	226,809
2,000	Vanguard Total Bond Market ETF	158,380
1,850	WisdomTree Barclays Yield Enhanced US Aggregate	89,651
		1,872,386
	CORPORATE BOND - 18.7%
7,800	Invesco BulletShares 2020 Corporate Bond ETF	164,268
2,300	iShares 1-3 Year Credit Bond ETF	238,510
4,700	iShares Floating Rate Bond ETF	239,700
2,150	ProShares Investment Grade-Interest Rate Hedged	158,906
2,300	Vanguard Short-Term Corporate Bond ETF	179,630
		981,014
	FIXED INCOME - 14.7%
9,400	Invesco Senior Loan ETF	215,260
1,700	iShares JP Morgan USD Emerging Markets Bond ETF	181,509
5,000	SPDR Blackstone / GSO Senior Loan ETF	234,850
8,400	VanEck Vectors J.P. Morgan EM Local Currency Bond	142,968
		774,587
	INDEX RELATED - 3.8%
3,800	SPDR Bloomberg Barclays Convertible Securities	201,476

	INFLATION PROTECTED - 1.4%
1,400	SPDR Citi International Government	75,936

	TOTAL EXCHANGE TRADED FUNDS (Cost - $3,963,007)	3,905,399

	OPEN ENDED FUND - 7.3%
31,261	AlphaCentric Income Opportunities Fund + (Cost - $384,485)	384,515

	SHORT-TERM INVESTMENTS - 23.8%
1,249,660	Fidelity Investments Money Market Funds Government Portfolio - Class I, 1.81% *	1,249,660
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,249,660)	1,249,660

	TOTAL INVESTMENTS - 105.3% (Cost - $5,597,152)	$5,539,574
	LIABILITIES LESS OTHER ASSETS - (5.3)%	(277,238)
	NET ASSETS - 100.0%	$5,262,336

*	Rate shown represents the rate at June 30, 2018, is subject to change and resets daily.

TOTAL RETURN SWAPS - (5.3)%

The BNP Paribas Catalyst Systematic Index (“BNP CASA Index”) is a rules based index designed to capitalize on structural inefficiencies and behavorial baises present within the equity, fixed income, commodity and currency markets. The BNP CASA Index is comprised of seven rules-based Index components created by BNP Paribas.

							Unrealized
		Notional		Expiration	Pay/Receive	Upfront	Appreciation/
Shares	Reference Entity	Amount	Counterparty	Date	Fixed Rate	Payments	Depreciation
1,262	BNP Paribas Catalyst Systematic Index	$2,470,250	BNP Paribas	12/24/2018	0.5000%	—	$(253,119)
1,014	BNP Paribas Catalyst Systematic Index	1,779,750	BNP Paribas	2/12/2019	0.5000%	—	(2,364)
786	BNP Paribas Catalyst Systematic Index	1,400,000	BNP Paribas	3/1/2019	0.5000%	—	(21,082)
							$(276,565)

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST SYSTEMATIC ALPHA FUND (Formerly, Catalyst Intelligent Alternative Fund)
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

BNP Paribas Catalyst Systematic Index Swap Holdings Top 50 Holdings ^

						Unrealized
						Appreciation/
Long Contracts		Counterparty	Notional Amount	Maturity		(Depreciation)	Weighted %
	OPEN LONG FUTURES CONTRACTS
1	10 Year US Future	BNP Paribas	$69,706	September-18		$(405)	0.02%
1	CMX Silver Future	BNP Paribas	100,924	September-18		(1,558)	0.09%
37	E10 Future	BNP Paribas	6,959,318	September-18		144,212	7.89%
10	ICE Brent Crude Future	BNP Paribas	818,628	November-18		139,590	7.64%
5	ICE Brent Crude Future	BNP Paribas	361,693	June-19		59,983	3.28%
1	JGB Future	BNP Paribas	1,734,930	September-18		1,612	0.09%
3	LME Aluminium HG Future	BNP Paribas	175,354	August-18		10,161	0.56%
40	LME Aluminium HG Future	BNP Paribas	2,123,186	January-19		115,268	6.31%
2	LME Copper Future	BNP Paribas	266,455	December-19		(6,024)	0.33%
1	LME Nickel Future	BNP Paribas	131,772	December-18		15,377	0.84%
5	LME Nickel Future	BNP Paribas	430,876	January-19		50,254	2.75%
2	LME Zinc Future	BNP Paribas	106,799	December-18		(13,502)	0.74%
18	LME Zinc Future	BNP Paribas	1,281,011	January-19		(161,336)	8.83%
23	Nikkei Future	BNP Paribas	2,283,998	September-18		113,176	6.19%
2	NYMEX Gasoline RBOB Future	BNP Paribas	181,327	October-18		17,090	0.94%
2	NYMEX Heating Oil Future	BNP Paribas	162,246	December-18		17,313	0.95%
12	NYMEX Natural Gas Future	BNP Paribas	329,934	April-19		990	0.05%
2	NYMEX WTI Crude Future	BNP Paribas	150,709	January-19		18,204	1.00%
5	NYMEX WTI Crude Future	BNP Paribas	332,751	February-19		39,478	2.16%
25	S&P 500 Future	BNP Paribas	3,467,521	September-18		96,584	5.28%
	NET UNREALIZED GAIN FROM OPEN LONG FUTURE CONTRACTS					656,467

Short Contracts
	OPEN SHORT FUTURES CONTRACTS
(22)	CBOE VIX Future	BNP Paribas	(343,731)	July-18		53,821	2.95%
(1)	CMX Copper Future	BNP Paribas	(73,263)	September-18		2,355	0.13%
(11)	CMX Gold Future	BNP Paribas	(1,393,974)	August-18		82,386	4.51%
(7)	Emerging Future	BNP Paribas	(347,515)	September-18		36,661	2.01%
(17)	Eurostoxx 50 Future	BNP Paribas	(692,551)	September-18		(25,627)	1.40%
(4)	HSCEI Future	BNP Paribas	(301,635)	July-18		22,924	1.25%
(13)	ICE Brent Crude Future	BNP Paribas	(990,569)	September-18		(165,119)	9.04%
(1)	LME Aluminium HG Future	BNP Paribas	(46,432)	September-18		(2,684)	0.15%
(40)	LME Aluminium HG Future	BNP Paribas	(2,122,857)	November-18		(119,553)	6.54%
(5)	LME Nickel Future	BNP Paribas	(430,964)	November-18		(50,133)	2.74%
(18)	LME Zinc Future	BNP Paribas	(1,282,429)	November-18		162,617	8.90%
(1)	NYMEX Gasoline RBOB Future	BNP Paribas	(83,556)	September-18		(6,432)	0.35%
(1)	NYMEX Heating Oil Future	BNP Paribas	(75,954)	September-18		(7,439)	0.41%
(3)	NYMEX Natural Gas Future	BNP Paribas	(73,782)	September-18		(1,771)	0.10%
(2)	NYMEX WTI Crude Future	BNP Paribas	(157,426)	September-18		(22,270)	1.22%
(2)	NYMEX WTI Crude Future	BNP Paribas	(151,771)	November-18		(18,874)	1.03%
	NET UNREALIZED LOSS FROM OPEN SHORT FUTURE CONTRACTS					(59,138)

					Exercise
Contracts					Price	Value
	OPTIONS WRITTEN
	PUT OPTIONS WRITTEN
1	10 Year US Treasury Futures	BNP Paribas	110,362	7/27/2018	$118.50	$26	0.00%
2	10 Year US Treasury Futures	BNP Paribas	295,364	7/27/2018	119.00	372	0.02%
2	10 Year US Treasury Futures	BNP Paribas	259,342	7/27/2018	119.50	569	0.03%
1	10 Year US Treasury Futures	BNP Paribas	74,340	7/27/2018	120.00	89	0.00%
	TOTAL PUT OPTIONS WRITTEN					1,056

	CALL OPTIONS WRITTEN
15	S&P 500 Index	BNP Paribas	43,089	7/6/2018	$2,839.63	$—	0.00%
15	S&P 500 Index	BNP Paribas	43,225	7/6/2018	2,841.66	—	0.00%
16	S&P 500 Index	BNP Paribas	45,217	7/6/2018	2,908.89	—	0.00%
16	S&P 500 Index	BNP Paribas	45,359	7/6/2018	2,910.97	—	0.00%
15	S&P 500 Index	BNP Paribas	44,210	7/13/2018	2,921.62	—	0.00%
15	S&P 500 Index	BNP Paribas	43,388	7/20/2018	2,905.69	3	0.00%
1	10 Year US Treasury Futures	BNP Paribas	111,293	7/27/2018	119.50	489	0.03%
2	10 Year US Treasury Futures	BNP Paribas	297,846	7/27/2018	120.00	2,172	0.12%
2	10 Year US Treasury Futures	BNP Paribas	261,513	7/27/2018	120.50	996	0.05%
1	10 Year US Treasury Futures	BNP Paribas	74,959	7/27/2018	121.00	46	0.00%
	TOTAL CALL OPTIONS WRITTEN					3,706

	TOTAL OPTIONS WRITTEN					4,762

^	The make up of the underlying index and the total positions will not correlate to the unrealized for the total return swaps due to timing of contracts opened and closed in the index.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST MACRO STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2018

Shares		Value
	COMMON STOCK - 18.9%
	COMMERCIAL SERVICES - 2.3%
1,000	Grand Canyon Education, Inc. *	$111,610
1,300	Insperity, Inc.	123,825
		235,435
	DIVERSIFIED FINANCIAL SERVICES - 5.6%
22,640	Burford Capital Ltd. *	435,564
1,200	Federal Agricultural Mortgage Corp.	107,376
1,000	MMA Capital Management LLC *	25,650
		568,590
	HEALTHCARE PRODUCTS - 2.3%
300	Abiomed, Inc. *	122,715
600	Inogen, Inc. *	111,798
		234,513
	INTERNET - 5.4%
900	Stamps.com, Inc. *	227,745
1,800	Tucows, Inc. *	109,170
2,000	Twilio, Inc. *	112,040
2,000	Zendesk, Inc. *	108,980
		557,935
	MISCELLANEOUS MANUFACTURING - 1.0%
900	Proto Labs, Inc. *	107,055

	RETAIL - 1.1%
2,200	Wingstop, Inc.	114,664

	SOFTWARE - 1.2%
2,800	Blackline, Inc. *	121,604

	TOTAL COMMON STOCK (Cost - $1,935,790)	1,939,796

Contracts (a)		Counterparty	Notional Amount	Exercise Price	Expiration Date	Value
	OPTIONS PURCHASED - 68.9% *
	PUT OPTIONS PURCHASED - 46.3%
12	Direxion Daily Small Cap Bear 3x Shares ETF	Interactive Brokers	$12,000	$10.00	1/18/2019	$2,412
76	Direxion Daily Small Cap Bear 3x Shares ETF	Interactive Brokers	190,000	25.00	1/18/2019	121,220
1	Direxion Daily Small Cap Bear 3x Shares ETF	Interactive Brokers	1,100	11.00	1/17/2020	309
52	Direxion Daily Small Cap Bear 3x Shares ETF	Interactive Brokers	62,400	12.00	1/17/2020	20,930
503	Direxion Daily Small Cap Bear 3x Shares ETF	Interactive Brokers	804,800	16.00	1/17/2020	401,142
178	ProShares UltraPro Short Dow30	Interactive Brokers	480,600	27.00	9/21/2018	155,750
114	ProShares UltraPro Short QQQ	Interactive Brokers	342,000	30.00	1/18/2019	181,830
396	ProShares UltraPro Short QQQ	Interactive Brokers	475,200	12.00	1/17/2020	100,980
296	ProShares UltraPro Short QQQ	Interactive Brokers	384,800	13.00	1/17/2020	94,720
246	ProShares UltraPro Short QQQ	Interactive Brokers	344,400	14.00	1/17/2020	98,400
309	ProShares UltraPro Short QQQ	Interactive Brokers	463,500	15.00	1/17/2020	139,977
229	ProShares UltraPro Short QQQ	Interactive Brokers	366,400	16.00	1/17/2020	125,950
184	ProShares UltraPro Short QQQ	Interactive Brokers	423,200	23.00	1/17/2020	207,920
182	ProShares UltraPro Short QQQ	Interactive Brokers	455,000	25.00	1/17/2020	238,420
193	ProShares UltraPro Short QQQ	Interactive Brokers	579,000	30.00	1/17/2020	341,610
139	ProShares UltraPro Short S&P500	Interactive Brokers	139,000	10.00	1/18/2019	14,943
199	ProShares UltraPro Short S&P500	Interactive Brokers	298,500	15.00	1/18/2019	110,445
59	ProShares UltraPro Short S&P500	Interactive Brokers	64,900	11.00	1/17/2020	17,700
97	ProShares UltraPro Short S&P500	Interactive Brokers	145,500	15.00	1/17/2020	59,170
87	ProShares UltraPro Short S&P500	Interactive Brokers	174,000	20.00	1/17/2020	99,615
130	ProShares UltraShort Dow30	Interactive Brokers	130,000	10.00	7/20/2018	31,850
908	ProShares UltraShort QQQ	Interactive Brokers	908,000	10.00	1/17/2020	213,380
432	ProShares UltraShort QQQ	Interactive Brokers	475,200	11.00	1/17/2020	115,560

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST MACRO STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

Contracts (a)		Counterparty	Notional Amount	Exercise Price	Expiration Date	Value
	OPTIONS PURCHASED - 68.9% * (Continued)
	PUT OPTIONS PURCHASED - 46.3% (Continued)
222	ProShares UltraShort QQQ	Interactive Brokers	$266,400	$12.00	1/17/2020	$73,815
207	ProShares UltraShort QQQ	Interactive Brokers	269,100	13.00	1/17/2020	78,143
182	ProShares UltraShort QQQ	Interactive Brokers	254,800	14.00	1/17/2020	84,175
541	ProShares UltraShort QQQ	Interactive Brokers	811,500	15.00	1/17/2020	293,492
2,488	ProShares UltraShort QQQ	Interactive Brokers	1,990,400	8.00	1/17/2020	180,380
1,044	ProShares UltraShort QQQ	Interactive Brokers	939,600	9.00	1/17/2020	193,140
295	ProShares UltraShort S&P 500	Interactive Brokers	1,032,500	35.00	1/18/2019	45,430
219	ProShares UltraShort S&P 500	Interactive Brokers	876,000	40.00	1/18/2019	105,667
268	ProShares UltraShort S&P 500	Interactive Brokers	1,340,000	50.00	1/18/2019	355,100
221	ProShares UltraShort S&P 500	Interactive Brokers	884,000	40.00	1/17/2020	149,728
198	ProShares UltraShort S&P 500	Interactive Brokers	990,000	50.00	1/17/2020	292,545
10	United States Natural Gas Fund	Interactive Brokers	26,000	26.00	8/17/2018	2,410
	TOTAL PUT OPTIONS PURCHASED (Cost - $4,463,483)					4,748,258

	CALL OPTIONS PURCHASED - 22.6%
7	Abiomed, Inc.	Interactive Brokers	140,000	200.00	12/21/2018	149,940
5	Adobe Systems, Inc.	Interactive Brokers	90,000	180.00	10/19/2018	33,575
24	Adobe Systems, Inc.	Interactive Brokers	456,000	190.00	10/19/2018	137,400
15	Amgen, Inc.	Interactive Brokers	285,000	190.00	1/18/2019	13,965
12	ASGN, Inc.	Interactive Brokers	72,000	60.00	9/21/2018	23,760
17	AxoGen, Inc.	Interactive Brokers	38,250	22.50	10/19/2018	47,600
130	Blackline, Inc.	Interactive Brokers	520,000	40.00	11/16/2018	83,850
14	Broadridge Financial Solutions	Interactive Brokers	119,000	85.00	9/21/2018	43,260
45	Consumer Staples Select Sector	Interactive Brokers	270,000	60.00	1/18/2019	495
55	Consumer Staples Select Sector	Interactive Brokers	335,500	61.00	1/18/2019	522
60	Consumer Staples Select Sector	Interactive Brokers	372,000	62.00	1/18/2019	540
12	Domino’s Pizza, Inc.	Interactive Brokers	216,000	180.00	1/17/2020	136,140
12	EPAM Systems, Inc.	Interactive Brokers	108,000	90.00	7/20/2018	41,700
5	Fanhua, Inc.	Interactive Brokers	11,250	22.50	10/19/2018	3,725
10	Five9, Inc.	Interactive Brokers	17,500	17.50	10/19/2018	17,400
10	Foot Locker, Inc.	Interactive Brokers	72,500	72.50	1/18/2019	1,600
5	Garmin Ltd.	Interactive Brokers	30,000	60.00	1/18/2019	2,437
25	GDS Holdings Ltd.	Interactive Brokers	56,250	22.50	9/21/2018	44,375
17	General Dynamics Corp.	Interactive Brokers	306,000	180.00	1/18/2019	27,030
16	GoDaddy, Inc.	Interactive Brokers	80,000	50.00	8/17/2018	32,880
4	Grand Canyon Education, Inc.	Interactive Brokers	34,000	85.00	9/21/2018	11,020
19	GrubHub, Inc.	Interactive Brokers	152,000	80.00	9/21/2018	51,585
23	HEICO Corp.	Interactive Brokers	119,600	52.00	8/17/2018	60,950
10	JetBlue Airways Corp.	Interactive Brokers	17,000	17.00	1/18/2019	3,000
15	JM Smucker Co.	Interactive Brokers	210,000	140.00	1/18/2019	975
6	Lowe’s Companies, Inc.	Interactive Brokers	42,000	70.00	1/17/2020	17,460
5	Mastercard, Inc.	Interactive Brokers	70,000	140.00	1/18/2019	29,850
3	Mastercard, Inc.	Interactive Brokers	36,000	120.00	1/17/2020	25,050
20	Match Group, Inc.	Interactive Brokers	70,000	35.00	9/21/2018	11,300
39	Microsoft Corp.	Interactive Brokers	273,000	70.00	1/18/2019	116,123
34	Microsoft Corp.	Interactive Brokers	204,000	60.00	1/17/2020	137,615
2	MKS Instruments, Inc.	Interactive Brokers	17,000	85.00	10/19/2018	3,020
25	Molson Coors Brewing Co.	Interactive Brokers	237,500	95.00	1/18/2019	250
4	MSCI, Inc.	Interactive Brokers	54,000	135.00	9/21/2018	12,800
7	Orbotech Ltd.	Interactive Brokers	35,000	50.00	8/17/2018	9,135
29	PPL Corp.	Interactive Brokers	107,300	37.00	1/17/2020	508
15	Proctor & Gamble Co.	Interactive Brokers	142,500	95.00	1/18/2019	390
15	Proctor & Gamble Co.	Interactive Brokers	150,000	100.00	1/18/2019	202
19	Proctor & Gamble Co.	Interactive Brokers	199,500	105.00	1/18/2019	152
45	Proctor & Gamble Co.	Interactive Brokers	495,000	110.00	1/18/2019	225
17	Progressive Corp.	Interactive Brokers	85,000	50.00	1/18/2019	18,530

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST MACRO STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

Contracts (a)		Counterparty	Notional Amount	Exercise Price	Expiration Date	Value
	OPTIONS PURCHASED - 68.9% * (Continued)
	CALL OPTIONS PURCHASED - 22.6% (Continued)
514	ProShares Short VIX Short-Term	Interactive Brokers	$3,598,000	$70.00	1/18/2019	$514
252	ProShares Short VIX Short-Term	Interactive Brokers	2,520,000	100.00	1/18/2019	252
21	Red Hat, Inc.	Interactive Brokers	231,000	110.00	1/18/2019	61,845
46	RingCentral, Inc.	Interactive Brokers	253,000	55.00	10/19/2018	77,510
2	Roper Technologies, Inc.	Interactive Brokers	46,000	230.00	8/17/2018	9,530
11	Ross Stores, Inc.	Interactive Brokers	66,000	60.00	1/17/2020	31,240
245	SolarEdge Technologies, Inc.	Interactive Brokers	857,500	35.00	1/18/2019	387,100
10	Southwestern Energy Co.	Interactive Brokers	10,000	10.00	1/18/2019	85
15	Stamps.com, Inc.	Interactive Brokers	210,000	140.00	1/18/2019	175,650
65	Waste Management, Inc.	Interactive Brokers	487,500	75.00	1/18/2019	53,950
81	Waste Management, Inc.	Interactive Brokers	627,750	77.50	1/18/2019	52,245
91	Waste Management, Inc.	Interactive Brokers	728,000	80.00	1/18/2019	45,045
187	Waste Management, Inc.	Interactive Brokers	1,589,500	85.00	1/18/2019	46,750
73	Waste Management, Inc.	Interactive Brokers	693,500	95.00	1/17/2020	18,615
5	Zions Bancorporation	Interactive Brokers	22,500	45.00	1/18/2019	4,550
	TOTAL CALL OPTIONS PURCHASED (Cost - $5,151,355)					2,317,215

	TOTAL OPTIONS PURCHASED (Cost - $9,614,838)					7,065,473

Shares		Interest Rate
	SHORT-TERM INVESTMENT - 13.5%
1,381,170	Fidelity Investments Money Market Funds Government Portfolio - Institutional Class + ~	1.81%**	1,381,170
	TOTAL SHORT-TERM INVESTMENT (Cost - $1,381,170)

Principal			Maturity Date
	U.S. GOVERNMENT - 0.9%
	U.S. TREASURY NOTE - 0.9%
$100,000	United States Treasury Note	2.13%	12/31/2022	97,488
	TOTAL U.S. GOVERNMENT (Cost - $98,689)

	TOTAL INVESTMENTS - 102.2% (Cost - $13,030,487)			$10,483,927
	LIABILITIES IN EXCESS OF OTHER ASSETS - (2.2)%			(223,642)
	NET ASSETS - 100.0%			$10,260,285

Contracts (a)		Counterparty	Notional Amount	Exercise Price	Expiration Date	Value
	OPTIONS WRITTEN - (7.5)% *
	PUT OPTIONS WRITTEN - (0.2)%
310	Direxion Daily Small Cap Bear 3x Shares ETF	Interactive Brokers	$248,000	$8.00	7/20/2018	$465
1	Direxion Daily Small Cap Bear 3x Shares ETF	Interactive Brokers	1,000	10.00	1/17/2020	324
150	ProShares UltraPro Short Dow30	Interactive Brokers	255,000	17.00	7/20/2018	1,500
300	ProShares UltraShort S&P 500	Interactive Brokers	1,110,000	37.00	7/20/2018	14,100
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $39,106)					16,389

	CALL OPTIONS WRITTEN - (7.3)%
10	Abiomed, Inc.	Interactive Brokers	470,000	470.00	9/21/2018	12,190
24	Adobe Systems, Inc.	Interactive Brokers	624,000	260.00	7/20/2018	2,376
15	Amgen, Inc.	Interactive Brokers	315,000	210.00	1/18/2019	4,965
12	ASGN, Inc.	Interactive Brokers	102,000	85.00	7/20/2018	150
17	AxoGen, Inc.	Interactive Brokers	93,500	55.00	10/19/2018	7,803
28	Blackline, Inc.	Interactive Brokers	140,000	50.00	8/17/2018	2,100
35	Direxion Daily FTSE China Bull 3x Shares ETF	Interactive Brokers	112,000	32.00	1/18/2019	8,225
85	Direxion Daily FTSE China Bull 3x Shares ETF	Interactive Brokers	340,000	40.00	1/18/2019	9,350
15	Direxion Daily FTSE China Bull 3x Shares ETF	Interactive Brokers	73,500	49.00	1/18/2019	787
195	Direxion Daily FTSE China Bull 3x Shares ETF	Interactive Brokers	546,000	28.00	1/18/2019	68,250
125	Direxion Daily FTSE China Bull 3x Shares ETF	Interactive Brokers	375,000	30.00	1/18/2019	36,375

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST MACRO STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

Contracts (a)		Counterparty	Notional Amount	Exercise Price	Expiration Date	Value
	OPTIONS WRITTEN - (7.5)% * (Continued)
	CALL OPTIONS WRITTEN - (7.3)% (Continued)
10	Direxion Daily Russia Bull 3x Shares ETF	Interactive Brokers	$40,000	$40.00	12/21/2018	$7,800
50	Direxion Daily Russia Bull 3x Shares ETF	Interactive Brokers	250,000	50.00	12/21/2018	16,500
20	Direxion Daily Small Cap Bear 3x Shares ETF	Interactive Brokers	18,000	9.00	1/18/2019	2,880
12	Domino’s Pizza, Inc.	Interactive Brokers	360,000	300.00	7/20/2018	4,452
5	Garmin Ltd.	Interactive Brokers	35,000	70.00	1/18/2019	600
17	General Dynamics Corp.	Interactive Brokers	357,000	210.00	7/20/2018	85
19	GrubHub, Inc.	Interactive Brokers	228,000	120.00	7/20/2018	703
20	HEICO Corp.	Interactive Brokers	152,000	76.00	8/17/2018	3,125
13	Insperity, Inc.	Interactive Brokers	110,500	85.00	7/20/2018	14,495
10	JetBlue Airways Corp.	Interactive Brokers	22,000	22.00	1/18/2019	660
15	JM Smucker Co.	Interactive Brokers	217,500	145.00	1/18/2019	638
50	Microsoft Corp.	Interactive Brokers	500,000	100.00	7/20/2018	10,300
25	Molson Coors Brewing Co.	Interactive Brokers	250,000	100.00	1/18/2019	188
60	ProShares Ultra VIX Short-Term	Interactive Brokers	60,000	10.00	12/21/2018	27,000
250	ProShares Ultra VIX Short-Term	Interactive Brokers	375,000	15.00	12/21/2018	80,000
100	ProShares Ultra VIX Short-Term	Interactive Brokers	160,000	16.00	12/21/2018	29,000
160	ProShares Ultra VIX Short-Term	Interactive Brokers	320,000	20.00	12/21/2018	36,000
338	ProShares Short VIX Short-Term	Interactive Brokers	5,408,000	160.00	1/18/2019	338
10	ProShares UltraPro Short QQQ	Interactive Brokers	14,000	14.00	12/21/2018	2,425
10	ProShares UltraPro Short QQQ	Interactive Brokers	15,000	15.00	12/21/2018	2,150
60	ProShares UltraPro Short QQQ	Interactive Brokers	96,000	16.00	12/21/2018	11,100
9	Proto Labs, Inc.	Interactive Brokers	117,000	130.00	7/20/2018	450
21	Red Hat, Inc.	Interactive Brokers	378,000	180.00	7/20/2018	105
46	RingCentral, Inc.	Interactive Brokers	368,000	80.00	7/20/2018	1,150
11	Ross Stores, Inc.	Interactive Brokers	99,000	90.00	8/17/2018	1,072
150	SolarEdge Technologies, Inc.	Interactive Brokers	900,000	60.00	7/20/2018	2,250
10	Southwestern Energy Co.	Interactive Brokers	17,000	17.00	1/18/2019	15
24	Stamps.com, Inc.	Interactive Brokers	672,000	280.00	7/20/2018	1,320
18	Tucows, Inc.	Interactive Brokers	117,000	65.00	8/17/2018	1,710
95	United States Natural Gas Fund	Interactive Brokers	237,500	25.00	1/18/2019	13,775
510	United States Natural Gas Fund	Interactive Brokers	1,020,000	20.00	7/20/2018	186,150
355	United States Natural Gas Fund	Interactive Brokers	745,500	21.00	7/20/2018	96,738
135	United States Natural Gas Fund	Interactive Brokers	297,000	22.00	7/20/2018	23,220
124	Waste Management, Inc.	Interactive Brokers	1,023,000	82.50	7/20/2018	9,300
22	Wingstop, inc.	Interactive Brokers	110,000	50.00	9/21/2018	12,760
20	Zendesk, Inc.	Interactive Brokers	120,000	60.00	7/20/2018	800
	TOTAL CALL OPTIONS WRITTEN - (Premiums Received - $1,272,439)					753,825

	TOTAL OPTIONS WRITTEN - (Premiums Received - $1,311,545)					$770,214

							Unrealized
TOTAL RETURN SWAPS ~			Notional Amount at		Termination	Upfront	Appreciation/
Shares	Reference Entity	Counterparty	June 30, 2018	Interest Rate	Date	Payments	(Depreciation)
19,114	BNP Paribas 1M STEER USD Excess Return Index	BNP Paribas SA	$2,500,000	0.040%	12/12/2018	$—	$(19,959)
32,873	BNP Paribas Air T-Note ER Index	BNP Paribas SA	4,000,000	0.150% - 0.350%	10/28/2018	—	(11,738)
26,939	BNP Paribas Credit Time Series Momentum Europe ER Index #	BNP Paribas SA	4,960,684	0.190%	12/12/2018	—	11,630
37,051	BNP Paribas Credit Time Series Momentum US ER Index	BNP Paribas SA	5,000,000	0.160%	12/12/2018	—	(43,863)
30,999	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	BNP Paribas SA	9,300,000	0.350%	10/1/2018	—	(132,683)
10,195	BNP Paribas High Yield Europe 5Y Credit Index #	BNP Paribas SA	2,974,090	0.105% - 0.460%	12/12/2018	—	(20,283)
14,820	BNP Paribas High Yield US 5Y Credit Index	BNP Paribas SA	3,000,000	0.100% - 0.320%	12/12/2018	—	(19,588)
283	BNP Paribas Multi-Asset Diversified vol 16 USD FX Hedged Future Index	BNP Paribas SA	3,300,000	0.120%	10/8/2018	—	(9,171)
15,095	BNP Paribas US All Maturity Treasury Aggregate Total Return Index	BNP Paribas SA	2,500,000	3-month USD LIBOR - 0.122%	10/31/2018	—	12,382
10,401	BNP Paribas US TIPS Total Return Index	BNP Paribas SA	1,800,000	3-month USD LIBOR - 0.123%	10/31/2018	—	7,042
12,051	BNP Paribas World Inflation-linked Bond Total Return Index	BNP Paribas SA	2,000,000	3-month USD LIBOR + 0.082%	10/31/2018	—	12,697
	TOTAL TOTAL RETURN SWAPS						(213,534)

ETF - Exchange Traded Fund

LLC - Limited Liability Company

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2018, is subject to change and resets daily.

+	All or a portion of security held as collateral for open options contracts.

~	All or a portion of this investment is a holding of the CMSF Fund Limited CFC.

#	Holdings are held in foreign currency and have been converted to USD.

(a)	Each contract is equivalent to 100 shares of the underlying common stock.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST MACRO STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

BNP Paribas 1M STEER USD Excess Return Index Total Return Swap Holdings ^

FORWARD FOREIGN CURRENCY CONTRACTS

			Currency			Unrealized
			Amount			Appreciation/
Foreign Currency	Counterparty	Settlement Date	Purchased	Cost (US $)	Fair Value*	(Depreciation)*
Canadian Dollar	BNP Paribas	6/29/2018	9.49	7.21	$—	$—
British Pound	BNP Paribas	6/29/2018	27.32	36.06	—	—
New Zealand Dollar	BNP Paribas	6/29/2018	10.65	7.21	—	—
Swedish Krona	BNP Paribas	6/29/2018	64.52	7.21	—	—

BNP Paribas Air T-Note ER Index Total Return Swap Holdings ^

CALL OPTIONS WRITTEN

			Notional Value
Contracts (a)		Counterparty	at June 30, 2018	Exercise Price	Expiration Date	Weighted %	Value
(10)	10 Year US Treasury	BNP Paribas SA	$(1,193,565)	$119.50	Sep-18	7.49%	$(66)
(27)	10 Year US Treasury	BNP Paribas SA	(3,194,264)	120.00	Sep-18	20.06%	(230)
(23)	10 Year US Treasury	BNP Paribas SA	(2,804,604)	120.50	Sep-18	17.61%	(99)
(7)	10 Year US Treasury	BNP Paribas SA	(803,904)	121.00	Sep-18	5.05%	—

PUT OPTIONS WRITTEN

			Notional Value
Contracts (a)		Counterparty	at June 30, 2018	Exercise Price	Expiration Date	Weighted %	Value
(10)	10 Year US Treasury	BNP Paribas SA	$(1,183,577)	$118.50	Sep-18	7.43%	$—
(27)	10 Year US Treasury	BNP Paribas SA	(3,167,645)	119.00	Sep-18	19.89%	(33)
(23)	10 Year US Treasury	BNP Paribas SA	(2,781,329)	119.50	Sep-18	17.46%	(66)
(7)	10 Year US Treasury	BNP Paribas SA	(797,261)	120.00	Sep-18	5.01%	—

LONG FUTURES CONTRACTS

						Unrealized
			Notional Value			Appreciation/
Contracts	Description	Counterparty	at June 30, 2018	Expiration Date	Weighted %	(Depreciation)
19	CBT US 10 Year Note	BNP Paribas SA	$2,321,011	Sep-18	100.00%	$—

*	The underlying holdings of the swap reset as of 6/30/2018.

^	The make up of the underlying index and the total positions will not correlate to the unrealized presented for the total return swaps due to timing of contracts opened and closed in the index.

(a)	Each contract is equivalent to 1000 shares of the underlying security

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST MACRO STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

BNP Paribas Credit Time Series Momentum Europe ER Index Total Return Swap Holdings ^

CDX SWAPS

						Unrealized
			Notional Value at June			Appreciation/
Contracts		Counterparty	30, 2018	Expiration Date	Weighted %	(Depreciation)
788	Markit iTraxx Europe Crossover Index	BNP Paribas SA	$284,857	Jun-23	34.52%	$35,719
6,484	Markit iTraxx Europe Crossover Index	BNP Paribas SA	540,328	Jun-23	65.48%	125,490

BNP Paribas Credit Time Series Momentum US ER Index Total Return Swap Holdings ^

CDX SWAPS

						Unrealized
			Notional Value at June			Appreciation/
Contracts		Counterparty	30, 2018	Expiration Date	Weighted %	(Depreciation)
49,188	Markit CDX North America High Yield Index	BNP Paribas SA	$5,211,098	Jun-23	98.12%	$(4,860)
(1,487)	Markit CDX North America Investment Grade Index	BNP Paribas SA	(99,626)	Jun-23	1.88%	(1,444)

BNP Paribas DR Alpha ex-Agriculture and Livestock Index Total Return Swap Holdings ^

LONG FUTURES CONTRACTS

						Unrealized
						Appreciation/
Contracts		Counterparty	Notional Amount	Expiration Date	Weighted %	(Depreciation)
22	ICE Brent Crude	BNP Paribas SA	$1,610,689	Jun-19	8.79%	$267,208
15	LME Aluminium HG	BNP Paribas SA	780,856	Aug-18	4.26%	45,258
6	LME Copper	BNP Paribas SA	1,186,628	Dec-19	6.48%	(26,969)
6	LME Nickel	BNP Paribas SA	586,804	Dec-18	3.20%	68,507
6	LME Zinc	BNP Paribas SA	475,519	Dec-18	2.60%	(60,137)
952	NYMEX Gasoline RBOB	BNP Paribas SA	807,515	Oct-18	4.41%	75,947
772	NYMEX Heating Oil	BNP Paribas SA	722,578	Dec-18	3.95%	77,187
56	NYMEX Natural Gas	BNP Paribas SA	1,469,026	Apr-19	8.02%	4,340
22	NYMEX WTI Crude	BNP Paribas SA	1,481,735	Feb-19	8.09%	175,762

SHORT FUTURES CONTRACTS
						Unrealized
						Appreciation/
Contracts		Counterparty	Notional Amount	Expiration Date	Weighted %	(Depreciation)
(1,596)	CMX Copper	BNP Paribas SA	$(1,182,908)	Sep-18	6.46%	$38,128
(22)	ICE Brent Crude	BNP Paribas SA	(1,639,828)	Sep-18	8.95%	(273,408)
(15)	LME Aluminium HG	BNP Paribas SA	(784,266)	Sep-18	4.28%	(45,258)
(6)	LME Nickel	BNP Paribas SA	(588,664)	Sep-18	3.21%	(68,197)
(6)	LME Zinc	BNP Paribas SA	(478,619)	Sep-18	2.61%	60,137
(902)	NYMEX Gasoline RBOB	BNP Paribas SA	(807,825)	Sep-18	4.41%	(62,307)
(778)	NYMEX Heating Oil	BNP Paribas SA	(724,128)	Sep-18	3.95%	(70,987)
(50)	NYMEX Natural Gas	BNP Paribas SA	(1,440,197)	Sep-18	7.86%	(34,718)
(22)	NYMEX WTI Crude	BNP Paribas SA	(1,546,212)	Sep-18	8.44%	(218,850)

^	The make up of the underlying index and the total positions will not correlate to the unrealized presented for the total return swaps due to timing of contracts opened and closed in the index.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST MACRO STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

BNP Paribas High Yield Europe 5Y Credit Index Total Return Swap Holdings ^

CDX SWAPS

						Unrealized
						Appreciation/
Contracts		Counterparty	Notional Amount	Expiration Date	Weighted %	(Depreciation)
(1,209)	Markit iTraxx Europe Crossover Index	BNP Paribas SA	$(437,303)	Jun-23	100.00%	$(54,835)

BNP Paribas High Yield US 5Y Credit Index Total Return Swap Holdings ^

CDX SWAPS

						Unrealized
						Appreciation/
Contracts		Counterparty	Notional Amount	Expiration Date	Weighted %	(Depreciation)
30,054	Markit CDX North America High Yield Index	BNP Paribas SA	$3,184,021	Jun-23	100.00%	$(2,970)

BNP Paribas Multi-Asset Diversified vol 16 USD FX Hedged Future Index Total Return SWAP Holdings ^

LONG FUTURES CONTRACTS

						Unrealized
						Appreciation/
Contracts		Counterparty	Notional Amount	Expiration Date	Weighted %	(Depreciation)
245	CMX Copper	BNP Paribas SA	$181,571	Sep-18	1.02%	$(5,837)
1	CMX Silver	BNP Paribas SA	95,249	Sep-18	0.53%	(1,471)
35	Euro-Bund	BNP Paribas SA	6,567,945	Sep-18	36.83%	136,101
3	ICE Brent Crude	BNP Paribas SA	185,493	Sep-18	1.04%	30,920
1	Japanese 10-year Bond	BNP Paribas SA	1,637,362	Sep-18	9.18%	1,522
3	LME Aluminium HG	BNP Paribas SA	122,414	Sep-18	0.69%	7,075
1	LME Nickel	BNP Paribas SA	91,072	Sep-18	0.51%	10,541
1	LME Zinc	BNP Paribas SA	73,399	Sep-18	0.41%	(9,221)
22	Nikkei	BNP Paribas SA	2,155,551	Sep-18	12.09%	106,813
103	NYMEX Gasoline RBOB	BNP Paribas SA	91,894	Sep-18	0.52%	7,073
88	NYMEX Heating Oil	BNP Paribas SA	81,574	Sep-18	0.46%	7,991
8	NYMEX Natural Gas	BNP Paribas SA	235,577	Sep-18	1.32%	5,656
3	NYMEX WTI Crude	BNP Paribas SA	179,072	Sep-18	1.00%	25,332
24	S&P 500 E-mini	BNP Paribas SA	3,272,516	Sep-18	18.35%	91,151

SHORT FUTURES CONTRACTS

						Unrealized
						Appreciation/
Contracts		Counterparty	Notional Amount	Expiration Date	Weighted %	(Depreciation)
(2)	10-Year US Treasury Note	BNP Paribas SA	$(278,659)	Sep-18	(1.56)%	$1,621
(10)	CMX Gold	BNP Paribas SA	(1,315,581)	Aug-18	(7.38)%	77,754
(16)	Euro STOXX 50	BNP Paribas SA	(653,604)	Sep-18	(3.67)%	(24,185)
(4)	HSCEI Index	BNP Paribas SA	(284,672)	Jul-18	(1.60)%	21,635
(6)	MSCI Emerging Markets	BNP Paribas SA	(327,972)	Sep-18	(1.84)%	34,598

^	The make up of the underlying index and the total positions will not correlate to the unrealized presented for the total return swaps due to timing of contracts opened and closed in the index.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST MACRO STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

BNP Paribas US All Maturity Treasury Aggregate Total Return Index Total Return Swap Top 50 Holdings ^

LONG GOVERNMENT BONDS

Principal		Interest Rate	Maturity Date	Weighted %	Value
$20,472	United States Treasury	2.000%	2/15/2022	0.79%	$20,003
18,963	United States Treasury	3.625%	2/15/2020	0.76%	19,300
19,886	United States Treasury	2.375%	5/15/2027	0.76%	19,153
18,920	United States Treasury	3.375%	11/15/2019	0.76%	19,150
19,185	United States Treasury	2.750%	2/15/2028	0.75%	19,024
19,298	United States Treasury	2.000%	11/15/2021	0.75%	18,895
19,800	United States Treasury	2.250%	8/15/2027	0.75%	18,849
20,477	United States Treasury	1.625%	5/15/2026	0.74%	18,735
19,883	United States Treasury	2.000%	11/15/2026	0.74%	18,637
19,258	United States Treasury	1.750%	5/15/2022	0.74%	18,597
18,070	United States Treasury	3.500%	5/15/2020	0.73%	18,390
18,265	United States Treasury	2.625%	8/15/2020	0.72%	18,291
17,762	United States Treasury	3.625%	2/15/2021	0.72%	18,219
18,647	United States Treasury	2.125%	12/31/2022	0.72%	18,182
18,152	United States Treasury	2.625%	11/15/2020	0.72%	18,172
17,757	United States Treasury	3.625%	8/15/2019	0.71%	17,995
18,270	United States Treasury	2.125%	8/15/2021	0.71%	17,990
18,736	United States Treasury	2.125%	5/15/2025	0.71%	17,933
18,916	United States Treasury	2.000%	8/15/2025	0.71%	17,922
18,848	United States Treasury	2.250%	11/15/2027	0.71%	17,920
18,530	United States Treasury	2.250%	11/15/2025	0.71%	17,825
18,394	United States Treasury	2.250%	11/15/2024	0.71%	17,801
18,620	United States Treasury	1.750%	5/15/2023	0.70%	17,792
18,362	United States Treasury	2.000%	2/15/2023	0.70%	17,792
18,622	United States Treasury	1.625%	11/15/2022	0.70%	17,792
18,000	United States Treasury	2.500%	8/15/2023	0.70%	17,792
18,222	United States Treasury	2.375%	8/15/2024	0.70%	17,792
17,545	United States Treasury	3.125%	5/15/2021	0.70%	17,791
17,811	United States Treasury	2.750%	2/15/2024	0.70%	17,791
17,794	United States Treasury	2.750%	11/15/2023	0.70%	17,791
18,569	United States Treasury	1.625%	8/15/2022	0.70%	17,791
18,071	United States Treasury	2.500%	5/15/2024	0.70%	17,791
18,700	United States Treasury	2.000%	2/15/2025	0.70%	17,789
18,591	United States Treasury	2.250%	2/15/2027	0.70%	17,744
19,507	United States Treasury	1.500%	8/15/2026	0.70%	17,618
19,080	United States Treasury	1.625%	2/15/2026	0.69%	17,508
18,009	United States Treasury	2.000%	11/30/2022	0.69%	17,481
16,826	United States Treasury	1.500%	10/31/2019	0.66%	16,619
14,264	United States Treasury	2.875%	5/15/2028	0.57%	14,295
12,384	United States Treasury	3.125%	2/15/2042	0.50%	12,729
12,717	United States Treasury	1.125%	2/28/2021	0.48%	12,237
12,100	United States Treasury	3.000%	2/15/2048	0.48%	12,143
9,534	United States Treasury	4.625%	2/15/2040	0.48%	12,104
11,702	United States Treasury	3.125%	11/15/2041	0.48%	12,029
9,778	United States Treasury	4.375%	11/15/2039	0.48%	12,013
11,884	United States Treasury	3.000%	5/15/2047	0.47%	11,922
11,764	United States Treasury	3.000%	5/15/2042	0.47%	11,839
11,781	United States Treasury	2.625%	2/28/2023	0.46%	11,735
12,289	United States Treasury	2.750%	8/15/2047	0.46%	11,730
9,522	United States Treasury	4.375%	5/15/2040	0.46%	11,719

^	The make up of the underlying index and the total positions will not correlate to the unrealized presented for the total return swaps due to timing of contracts opened and closed in the index.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST MACRO STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

BNP Paribas US TIPS Total Return Index Total Return Swap Top 50 Holdings ^

LONG GOVERNMENT BONDS

Principal		Interest Rate	Maturity Date	Weighted %	Value
$80,726	United States Treasury Inflation Indexed Bond	0.125%	4/15/2020	4.40%	$79,879
72,838	United States Treasury Inflation Indexed Bond	0.125%	4/15/2021	3.95%	71,728
72,364	United States Treasury Inflation Indexed Bond	0.125%	4/15/2022	3.90%	70,889
68,025	United States Treasury Inflation Indexed Bond	0.625%	1/15/2026	3.73%	67,682
67,000	United States Treasury Inflation Indexed Bond	0.125%	1/15/2022	3.63%	65,866
67,284	United States Treasury Inflation Indexed Bond	0.125%	7/15/2024	3.60%	65,424
67,228	United States Treasury Inflation Indexed Bond	0.250%	1/15/2025	3.60%	65,407
66,900	United States Treasury Inflation Indexed Bond	0.125%	1/15/2023	3.60%	65,413
66,570	United States Treasury Inflation Indexed Bond	0.375%	7/15/2025	3.60%	65,415
66,507	United States Treasury Inflation Indexed Bond	0.125%	7/15/2022	3.60%	65,413
66,001	United States Treasury Inflation Indexed Bond	0.375%	7/15/2023	3.60%	65,418
65,452	United States Treasury Inflation Indexed Bond	0.625%	1/15/2024	3.60%	65,384
63,286	United States Treasury Inflation Indexed Bond	0.500%	1/15/2028	3.41%	61,938
63,163	United States Treasury Inflation Indexed Bond	0.375%	1/15/2027	3.38%	61,394
61,331	United States Treasury Inflation Indexed Bond	0.125%	7/15/2026	3.24%	58,780
60,520	United States Treasury Inflation Indexed Bond	0.375%	7/15/2027	3.24%	58,902
57,762	United States Treasury Inflation Indexed Bond	1.125%	1/15/2021	3.22%	58,520
56,961	United States Treasury Inflation Indexed Bond	0.625%	7/15/2021	3.15%	57,183
50,825	United States Treasury Inflation Indexed Bond	1.250%	7/15/2020	2.85%	51,660
40,281	United States Treasury Inflation Indexed Bond	2.375%	1/15/2025	2.46%	44,676
38,715	United States Treasury Inflation Indexed Bond	0.625%	2/15/2043	2.02%	36,697
37,737	United States Treasury Inflation Indexed Bond	0.750%	2/15/2042	2.03%	36,901
37,773	United States Treasury Inflation Indexed Bond	0.750%	2/15/2045	2.02%	36,697
32,854	United States Treasury Inflation Indexed Bond	1.375%	2/15/2044	2.02%	36,726
30,185	United States Treasury Inflation Indexed Bond	2.125%	2/15/2041	2.11%	38,268
31,524	United States Treasury Inflation Indexed Bond	1.000%	2/15/2046	1.79%	32,513
29,112	United States Treasury Inflation Indexed Bond	2.000%	1/15/2026	1.76%	31,910
29,930	United States Treasury Inflation Indexed Bond	1.375%	1/15/2020	1.67%	30,272
29,797	United States Treasury Inflation Indexed Bond	0.875%	2/15/2047	1.64%	29,838
28,832	United States Treasury Inflation Indexed Bond	0.625%	4/15/2023	1.59%	28,786
23,573	United States Treasury Inflation Indexed Bond	3.875%	4/15/2029	1.71%	31,108
23,112	United States Treasury Inflation Indexed Bond	2.375%	1/15/2027	1.45%	26,297
23,826	United States Treasury Inflation Indexed Bond	1.875%	7/15/2019	1.33%	24,215
22,817	United States Treasury Inflation Indexed Bond	1.750%	1/15/2028	1.37%	24,944
21,072	United States Treasury Inflation Indexed Bond	3.625%	4/15/2028	1.52%	26,778
19,230	United States Treasury Inflation Indexed Bond	2.125%	2/15/2040	1.33%	24,206
21,133	United States Treasury Inflation Indexed Bond	1.000%	2/15/2048	1.20%	21,870
19,197	United States Treasury Inflation Indexed Bond	2.500%	1/15/2029	1.24%	22,578
5,984	United States Treasury Inflation Indexed Bond	3.375%	4/15/2032	0.44%	7,997

^	The make up of the underlying index and the total positions will not correlate to the unrealized presented for the total return swap due to timing of contracts opened and closed in the index.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST MACRO STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

BNP Paribas World Inflation-linked Bond Total Return Index Total Return Swap Top 50 Holdings ^

LONG GOVERNMENT BONDS

Principal		Interest Rate	Maturity Date	Weighted %	Value
$53,575	United States Treasury Inflation Indexed Bond	0.125%	4/15/2020	2.61%	$53,013
48,340	United States Treasury Inflation Indexed Bond	0.125%	4/15/2021	2.35%	47,603
48,025	United States Treasury Inflation Indexed Bond	0.125%	4/15/2022	2.32%	47,046
45,146	United States Treasury Inflation Indexed Bond	0.625%	1/15/2026	2.21%	44,918
44,465	United States Treasury Inflation Indexed Bond	0.125%	1/15/2022	2.16%	43,713
44,654	United States Treasury Inflation Indexed Bond	0.125%	7/15/2024	2.14%	43,419
44,616	United States Treasury Inflation Indexed Bond	0.250%	1/15/2025	2.14%	43,408
44,399	United States Treasury Inflation Indexed Bond	0.125%	1/15/2023	2.14%	43,412
44,180	United States Treasury Inflation Indexed Bond	0.375%	7/15/2025	2.14%	43,413
44,138	United States Treasury Inflation Indexed Bond	0.125%	7/15/2022	2.14%	43,412
43,802	United States Treasury Inflation Indexed Bond	0.375%	7/15/2023	2.14%	43,415
43,438	United States Treasury Inflation Indexed Bond	0.625%	1/15/2024	2.14%	43,393
42,000	United States Treasury Inflation Indexed Bond	0.500%	1/15/2028	2.03%	41,106
41,919	United States Treasury Inflation Indexed Bond	0.375%	1/15/2027	2.01%	40,745
40,703	United States Treasury Inflation Indexed Bond	0.125%	7/15/2026	1.92%	39,010
40,165	United States Treasury Inflation Indexed Bond	0.375%	7/15/2027	1.93%	39,091
38,334	United States Treasury Inflation Indexed Bond	1.250%	1/15/2021	1.91%	38,838
37,803	United States Treasury Inflation Indexed Bond	0.625%	7/15/2021	1.87%	37,950
33,730	United States Treasury Inflation Indexed Bond	1.250%	7/15/2020	1.69%	34,284
26,733	United States Treasury Inflation Indexed Bond	2.375%	1/15/2025	1.46%	29,650
25,694	United States Treasury Inflation Indexed Bond	0.625%	2/15/2043	1.20%	24,354
25,045	United States Treasury Inflation Indexed Bond	0.750%	2/15/2042	1.21%	24,490
25,068	United States Treasury Inflation Indexed Bond	0.750%	2/15/2045	1.20%	24,354
23,024	French Republic Government Bond OAT	2.250%	7/25/2020	1.24%	25,109
21,804	United States Treasury Inflation Indexed Bond	1.375%	2/15/2044	1.20%	24,373
20,033	United States Treasury Inflation Indexed Bond	2.125%	2/15/2041	1.25%	25,397
20,988	French Republic Government Bond OAT	1.100%	7/25/2022	1.16%	23,506
19,176	French Republic Government Bond OAT	1.850%	7/25/2027	1.21%	24,472
20,921	United States Treasury Inflation Indexed Bond	1.000%	2/15/2046	1.06%	21,578
18,602	United Kingdom Gilt Inflation Linked Bond	1.875%	11/22/2022	1.09%	22,008
19,321	United States Treasury Inflation Indexed Bond	2.000%	1/15/2026	1.04%	21,178
19,002	United Kingdom Gilt Inflation Linked Bond	0.125%	3/22/2024	1.05%	21,309
19,863	United States Treasury Inflation Indexed Bond	1.375%	1/15/2020	0.99%	20,090
19,775	United States Treasury Inflation Indexed Bond	0.875%	2/15/2047	0.98%	19,802
18,667	Deutsche Bundesrepublik Inflation Linked Bond	1.750%	4/15/2020	0.98%	19,781
19,135	United States Treasury Inflation Indexed Bond	0.625%	4/15/2023	0.94%	19,104
18,076	French Republic Government Bond OAT	0.250%	7/25/2024	0.99%	19,987
18,251	Deutsche Bundesrepublik Inflation Linked Bond	0.100%	4/15/2023	0.98%	19,781
17,057	French Republic Government Bond OAT	2.100%	7/25/2023	1.00%	20,281
16,430	United Kingdom Gilt Inflation Linked Bond	0.125%	3/22/2029	0.98%	19,892
15,645	United States Treasury Inflation Indexed Bond	3.875%	4/15/2029	1.02%	20,645
14,269	United Kingdom Gilt Inflation Linked Bond	0.125%	3/22/2044	1.08%	21,983
16,259	United Kingdom Gilt Inflation Linked Bond	0.125%	3/22/2026	0.93%	18,808
15,131	United Kingdom Gilt Inflation Linked Bond	1.250%	11/22/2027	0.98%	19,809
14,251	United Kingdom Gilt Inflation Linked Bond	0.750%	3/22/2034	1.00%	20,369
16,463	Japenese Government CPI Linked Bond	0.100%	3/10/2025	0.85%	17,261
15,512	Deutsche Bundesrepublik Inflation Linked Bond	0.100%	4/15/2026	0.85%	17,308
15,339	United States Treasury Inflation Indexed Bond	2.375%	1/15/2027	0.86%	17,452
15,812	United States Treasury Inflation Indexed Bond	1.875%	7/15/2019	0.79%	16,071
15,143	United States Treasury Inflation Indexed Bond	1.750%	1/15/2028	0.82%	16,555

^	The make up of the underlying index and the total positions will not correlate to the unrealized presented for the total return swaps due to timing of contracts opened and closed in the index.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST MULTI STRATEGY FUND (FORMERLY, CATALYST AUCTOS/MULTI STRATEGY FUND)
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2018

Shares				Value
	SHORT-TERM INVESTMENTS - 85.3%
5,029,010	Fidelity Investments Money Market Funds Government Portfolio - Institutional Class 1.81% + *#			$5,029,010
	TOTAL SHORT-TERM INVESTMENTS (Cost - $5,029,010)

Principal		Interest Rate	Expiration Date
	U.S. GOVERNMENT - 8.5%
	U.S. TREASURY NOTE - 8.5%
$500,000	United States Treasury Note	1.25%*	11/30/2018	$498,281
	TOTAL U.S. GOVERNMENT (Cost - $498,287)

	TOTAL INVESTMENTS - 93.8% (Cost - $5,527,297)			$5,527,291
	OTHER ASSETS LESS LIABILITIES - 6.2%			368,192
	NET ASSETS - 100.0%			$5,895,483

+	All or a portion of this investment is a holding of the CAMFMSF Fund Limited CFC.

*	Rate shown represents the rate at June 30, 2018, is subject to change and resets daily.

#	All or a portion of security held as collateral for open future contracts.

				Unrealized
				Appreciation/
Long Contracts		Notional Amount	Maturity	(Depreciation)
	OPEN LONG FUTURES CONTRACTS - (0.0)%
55	3 Month Euro Euribor	$16,034,443	September-20	$5,387
36	90 Day Eurodollar	8,732,250	September-20	824
5	E-mini Russell 2000 Index	411,875	September-18	(6,863)
1	WTI Crude Oil +	74,150	August-18	800
	NET UNREALIZED GAIN FROM OPEN LONG FUTURE CONTRACTS			148

Short Contracts
	OPEN SHORT FUTURES CONTRACTS - (0.2)%
(5)	Australian Dollar	$(369,900)	September-18	$(2,750)
(4)	Coffee +	(172,650)	September-18	2,403
(3)	Soybean +	(132,000)	November-18	17,217
	NET UNREALIZED GAIN FROM OPEN SHORT FUTURE CONTRACTS			16,870

+	All or a portion of this investment is a holding of the CAMFMSF Fund Limited CFC.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST EXCEED DEFINED RISK FUND
PORTFOLIO OF INVESTMENTS
June 30, 2018

Shares				Value
	EXCHANGE TRADED FUNDS - 17.2%
10,000	Invesco BulletShares 2019 Corporate Bond ETF			$209,950
9,699	iShares 1-3 Year Credit Bond ETF +			1,005,786
17,618	SPDR Portfolio Short Term Corporate Bond ETF			531,359
1	SPDR S&P 500 ETF Trust			271
7,248	Vanguard Short-Term Corporate Bond ETF			566,069
	TOTAL EXCHANGE TRADED FUNDS (Cost - $2,353,258)			2,313,435

Principal		Coupon Rate	Maturity
	CORPORATE BONDS - 68.0%
	AEROSPACE/DEFENSE - 3.0%
$250,000	Boeing Co.	4.875%	2/15/2020	258,190
10,000	Lockheed Martin Corp.	4.250%	11/15/2019	10,183
134,000	Rockwell Collins, Inc.	5.250%	7/15/2019	137,192
				405,565
	AGRICULTURE - 1.9%
250,000	Bunge LTD Finance Corp.	8.500%	6/15/2019	262,598

	AUTO MANUFACTURERS - 4.8%
250,000	Ford Motor Credit Co. LLC	2.597%	11/4/2019	247,928
250,000	General Motors Financial Co.	2.400%	5/9/2019	248,835
150,000	General Motors Financial Co.	2.350%	10/4/2019	148,711
				645,474
	BANKS - 14.4%
258,000	Bank of America Corp.	2.600%	1/15/2019	257,836
75,000	Citigroup, Inc.	2.500%	7/29/2019	74,664
196,000	Citigroup, Inc.	2.150%	7/30/2018	195,957
250,000	Citigroup, Inc.	2.050%	6/7/2019	247,997
200,000	Goldman Sachs Group, Inc.	2.550%	10/23/2019	198,775
250,000	HSBC USA, Inc.	2.350%	3/5/2020	247,080
250,000	JPMorgan Chase & Co.	2.200%	10/22/2019	247,637
100,000	KeyBank NA	2.250%	3/16/2020	98,671
262,000	Morgan Stanley	2.375%	7/23/2019	260,472
105,000	PNC Financial Services Group, Inc.	5.125%	2/8/2020	108,354
				1,937,443
	CHEMICALS - 0.6%
75,000	E.I. DuPont de Nemours & Co.	2.200%	5/1/2020	73,926

	COMMERCIAL SERVICES - 1.5%
200,000	The Western Union Co.	3.350%	5/22/2019	200,782

	DIVERSIFIED FINANCIAL SERVICES - 1.9%
15,000	American Express Credit Corp.	2.125%	3/18/2019	14,943
200,000	American Express Credit Corp.	2.250%	8/15/2019	198,773
40,000	Ameriprise Financial, Inc.	7.300%	6/28/2019	41,673
				255,389
	ELECTRIC - 6.2%
50,000	Consolidated Edison, Inc.	2.000%	3/15/2020	49,081
250,000	Duke Energy Florida LLC	1.850%	1/15/2020	245,554
79,000	NextEra Energy Capital	2.300%	4/1/2019	78,664
225,000	Public Service Enterprise Group, Inc.	1.600%	11/15/2019	220,057
250,000	Southern Co.	1.850%	7/1/2019	247,514
				840,870
	ELECTRONICS - 1.1%
150,000	Amphenol Corp.	2.200%	4/1/2020	147,535

	FOOD - 5.4%
250,000	JM Smucker Co.	2.500%	3/15/2020	247,378
230,000	Kraft Heinz Foods Co.	5.375%	2/10/2020	237,861
144,000	Kroger Co.	1.500%	9/30/2019	141,395
100,000	Sysco Corp.	1.900%	4/1/2019	99,311
				725,945
	HEALTHCARE - PRODUCTS - 4.4%
100,000	Abbot Labratories	2.000%	3/15/2020	98,336
36,000	Abbot Labratories	2.350%	11/22/2019	35,789
150,000	Becton Dickinson & Co.	2.675%	12/15/2019	148,875
100,000	Becton Dickinson & Co.	2.133%	6/6/2019	99,512
200,000	Life Technologies Corp.	6.000%	3/1/2020	208,469
				590,981
	HEALTHCARE - SERVICES - 2.2%
200,000	Anthem, Inc.	2.250%	8/15/2019	198,324
100,000	Humana, Inc.	2.625%	10/1/2019	99,416
				297,740
	HOUSEWARES - 0.7%
100,000	Newell Brands, Inc.	2.600%	3/29/2019	99,648

	INSURANCE - 1.0%
135,000	Aflac, Inc.	2.400%	3/16/2020	133,497

	MEDIA - 3.4%
100,000	NBCUniversal Media LLC.	5.150%	4/30/2020	103,336
100,000	Viacom, Inc.	5.625%	9/15/2019	102,442
50,000	Walt Disney Co.	1.950%	3/4/2020	49,172
200,000	Warner Media LLC	4.875%	3/15/2020	205,339
				460,289

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST EXCEED DEFINED RISK FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

Principal			Coupon Rate	Maturity		Value
	CORPORATE BONDS (Continued) - 68.0%
	MISCELLANEOUS - 1.6%
$200,000	General Electric Co.		5.550%	5/4/2020		$208,448

	PHARMACEUTICALS - 4.2%
200,000	Cardinal Health, Inc.		2.400%	11/15/2019		197,927
225,000	Express Scripts Holding Co.		2.250%	6/15/2019		223,369
150,000	McKesson Corp.		2.284%	3/15/2019		149,433
						570,729
	RETAIL - 0.7%
100,000	McDonalds Corp.		1.875%	5/29/2019		99,330

	SOFTWARE- 1.8%
238,000	CA, Inc.		5.375%	12/1/2019		244,314

	TELECOMMUNICATIONS - 2.3%
150,000	AT&T, Inc.		5.875%	10/1/2019		155,104
150,000	AT&T, Inc.		5.200%	3/15/2020		154,495
						309,599
	TOYS/GAMES/HOBBIES - 1.9%
250,000	Mattel, Inc.		2.350%	5/6/2019		249,708

	TRANSPORTATION - 1.5%
200,000	Burlington Northern Santa Fe LLC		4.700%	10/1/2019		204,524

	TRUCKING & LEASING - 1.5%
200,000	GATX Corp.		2.500%	7/30/2019		198,701

	TOTAL CORPORATE BONDS (Cost - $9,249,612)					9,163,035

	UNITED STATES GOVERNMENT SECURITIES - 3.7%
500,000	United States Treasury Note/Bond +		1.000%	9/15/2018		499,040
	TOTAL UNITED STATES GOVERNMENT SECURITIES (Cost - $499,090)					499,040

				Options	Options
Contracts (a)		Counterparty	Notional Value	Expiration Date	Exercise Price	Value
	CALL OPTIONS PURCHASED - 11.2% *
152	SPDR S&P 500 ETF Trust	Pershing	$3,784,800	9/21/2018	$249.00	$390,792
35	SPDR S&P 500 ETF Trust	Pershing	875,000	9/21/2018	250.00	92,855
123	SPDR S&P 500 ETF Trust	Pershing	3,259,500	1/18/2019	265.00	210,945
70	SPDR S&P 500 ETF Trust	Pershing	1,890,000	1/18/2019	270.00	99,050
40	SPDR S&P 500 ETF Trust	Pershing	1,040,000	3/15/2019	260.00	90,120
80	SPDR S&P 500 ETF Trust	Pershing	2,120,000	3/15/2019	265.00	158,720
20	SPDR S&P 500 ETF Trust	Pershing	520,000	6/21/2019	260.00	53,920
44	SPDR S&P 500 ETF Trust	Pershing	1,166,000	6/21/2019	265.00	97,416
80	SPDR S&P 500 ETF Trust	Pershing	2,160,000	6/21/2019	270.00	150,720
38	SPDR S&P 500 ETF Trust	Pershing	1,045,000	6/21/2019	275.00	59,470
40	SPDR S&P 500 ETF Trust	Pershing	1,080,000	9/20/2019	270.00	85,400
12	SPDR S&P 500 ETF Trust	Pershing	330,000	9/20/2019	275.00	21,912
	TOTAL CALL OPTIONS PURCHASED (Cost - $1,323,696)					1,511,320

Shares
	SHORT-TERM INVESTMENTS - 5.1%
684,493	Federated Government Obligations Fund, Institutional Class, 1.75% + **					684,493
	TOTAL SHORT-TERM INVESTMENTS (Cost - $684,493)					684,493

	TOTAL INVESTMENTS - 105.2% (Cost - $14,110,149)					$14,171,323
	LIABILITIES IN EXCESS OF OTHER ASSETS - (5.2)%					(701,337)
	NET ASSETS - 100.0%					$13,469,986

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST EXCEED DEFINED RISK FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

Contracts (a)		Counterparty	Notional Value	Expiration Date - Exercise Price	Value
	TOTAL OPTIONS WRITTEN - (6.3)% *
	CALL OPTIONS WRITTEN - (4.5)%
127	SPDR S&P 500 ETF Trust	Pershing	$3,352,800	9/21/2018 - $264.00	$174,879
60	SPDR S&P 500 ETF Trust	Pershing	1,590,000	9/21/2018 - $265.00	72,840
46	SPDR S&P 500 ETF Trust	Pershing	1,288,000	1/18/2019 - $280.00	37,628
147	SPDR S&P 500 ETF Trust	Pershing	4,189,500	1/18/2019 - $285.00	73,794
85	SPDR S&P 500 ETF Trust	Pershing	2,422,500	3/15/2019 - $285.00	59,585
35	SPDR S&P 500 ETF Trust	Pershing	1,015,000	3/15/2019 - $290.00	17,850
104	SPDR S&P 500 ETF Trust	Pershing	3,016,000	6/21/2019 - $290.00	80,496
78	SPDR S&P 500 ETF Trust	Pershing	2,301,000	6/21/2019 - $295.00	44,070
30	SPDR S&P 500 ETF Trust	Pershing	885,000	9/20/2019 - $295.00	24,300
22	SPDR S&P 500 ETF Trust	Pershing	660,000	9/20/2019 - $300.00	13,618
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $551,320)				599,060

	PUT OPTIONS WRITTEN - (1.8)%
17	SPDR S&P 500 ETF Trust	Pershing	374,000	9/21/2018 - $220.00	1,156
107	SPDR S&P 500 ETF Trust	Pershing	2,407,500	9/21/2018 - $225.00	8,667
125	SPDR S&P 500 ETF Trust	Pershing	3,000,000	1/18/2019 - $240.00	55,000
4	SPDR S&P 500 ETF Trust	Pershing	98,000	1/18/2019 - $245.00	2,000
37	SPDR S&P 500 ETF Trust	Pershing	869,500	3/15/2019 - $235.00	18,574
43	SPDR S&P 500 ETF Trust	Pershing	1,032,000	3/15/2019 - $240.00	24,424
22	SPDR S&P 500 ETF Trust	Pershing	517,000	6/21/2019 - $235.00	14,982
21	SPDR S&P 500 ETF Trust	Pershing	504,000	6/21/2019 - $240.00	16,002
79	SPDR S&P 500 ETF Trust	Pershing	1,935,500	6/21/2019 - $245.00	67,545
35	SPDR S&P 500 ETF Trust	Pershing	857,500	9/20/2019 - $245.00	35,490
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $391,667)				243,840

	TOTAL OPTIONS WRITTEN (Premiums Received - $942,987)				$842,900

ETF - Exchange Traded Fund

LLC - Limited Liability Company

+	All or a portion of this security is segregated as collateral for options written.

*	Non income producing security.

**	Rate shown represents the rate at June 30, 2018, is subject to change and resets daily.

(a)	Each contract is equivalent to 100 shares of the underlying common stock.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 49.4%
	EQUITY FUNDS - 49.4%
146,308	iShares MSCI Chile ETF	$6,736,020
27,790	iShares MSCI Israel ETF	1,442,301
499,991	WisdomTree India Earnings Fund	12,584,773
44,366	iShares MSCI Peru ETF	1,741,366
561,172	iShares MSCI Australia ETF	12,688,099
440,879	iShares MSCI Canada ETF	12,569,460
157,556	iShares MSCI Sweden ETF	4,807,034
298,622	iShares MSCI Germany ETF	8,952,688
487,250	iShares MSCI Hong Kong ETF	11,796,323
315,068	iShares MSCI Italy ETF	9,102,315
209,631	iShares MSCI Japan ETF	12,139,731
65,187	iShares MSCI Belgium ETF	1,282,880
282,259	iShares MSCI Switzerland ETF	9,195,998
211,907	iShares MSCI Malaysia ETF	6,607,260
116,997	iShares MSCI Netherlands ETF	3,569,578
63,639	iShares MSCI Austria ETF	1,441,423
302,343	iShares MSCI Spain ETF	9,176,110
255,852	iShares MSCI France ETF	7,808,603
437,677	iShares MSCI Singapore ETF	10,499,871
333,285	iShares MSCI Taiwan ETF	11,998,260
256,373	iShares MSCI United Kingdom ETF	8,916,653
274,784	iShares MSCI Mexico ETF	12,953,318
172,600	iShares MSCI South Korea ETF	11,686,746
396,557	iShares MSCI Brazil ETF	12,709,652
134,020	iShares MSCI South Africa ETF	7,714,191
292,767	iShares China Large-Cap ETF	12,580,198
1,587,971	iShares Core S&P Mid-Cap ETF	309,304,991
1,988,837	iShares Russell 1000 ETF	302,263,447
2,034,689	iShares Russell 2000 ETF	333,221,018
457,144	iShares Russell Mid-Cap ETF	96,978,528
596,149	VanEck Vectors Russia ETF	12,662,205
462,867	Schwab U.S. REIT ETF	19,338,583
75,945	iShares MSCI Thailand ETF	6,247,995
184,241	iShares MSCI Turkey ETF	5,567,763
1,465,209	Vanguard Small-Cap ETF	228,089,085
253,223	Vanguard FTSE Europe ETF	14,213,407
1,529,913	Vanguard Real Estate ETF	124,611,414
967,440	Vanguard Mid-Cap ETF	152,507,242
202,778	Vanguard S&P 500 ETF	50,595,139
598,283	Vanguard Large-Cap ETF	74,641,787
1,355,072	Vanguard FTSE Emerging Markets ETF	57,184,039
	TOTAL EXCHANGE TRADED FUNDS (Cost - $1,783,569,436)	2,010,127,494

Principal
	UNITED STATES GOVERNMENT SECURITIES - 28.1%
$317,310,000	United States Treasury Note, 1.000%, 08/15/2018 + ^	316,976,355
315,520,000	United States Treasury Note, 1.250%, 11/15/2018 + ^	314,583,300
315,160,000	United States Treasury Note, 0.750%, 02/15/2019 + ^	312,322,328
202,020,000	United States Treasury Note, 0.875%, 05/15/2019 + ^	199,498,695
	TOTAL UNITED STATES GOVERNMENT SECURITIES (Cost - $1,144,397,701)	1,143,380,678

Shares
	SHORT-TERM INVESTMENTS - 14.2%
	MONEY MARKET FUND - 14.2%
577,645,438	Morgan Stanley Institutional Liquidity Fund - Institutional Class, 1.78% * +
	TOTAL SHORT-TERM INVESTMENTS (Cost - $577,645,438)	577,645,438

	TOTAL INVESTMENTS - 91.7% (Cost - $3,505,612,575)	$3,731,153,610
	OTHER ASSETS LESS LIABILITIES - 8.3%	339,395,339
	NET ASSETS - 100.0%	$4,070,548,949

ETF - Exchange Traded Fund

*	Rate shown represents the rate at June 30, 2018 is subject to change and resets daily.

+	All or a portion of this investment is a holding of the CMHSF Fund Limited CFC.

^	All or a portion of this security is segregated as collateral for futures contracts.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

				Unrealized
				Appreciation
Long Contracts		Notional	Maturity	(Depreciation)
	OPEN LONG FUTURES CONTRACTS - 2.1%
4,153	90-Day Euro$ Future	1,009,594,300	March-19	$(1,095,100)
3,390	90-Day Euro$ Future	823,303,875	June-19	364,362
1,775	90-Day Euro$ Future	430,792,500	September-19	233,425
677	90-Day Euro$ Future	164,231,738	December-19	59,525
574	Amsterdam Index Future	73,933,594	July-18	(585,278)
3,172	Australian 10 Year Bond Future	303,176,331	September-18	2,839,657
5,433	Australian 3 Year Bond Future	446,952,315	September-18	1,309,090
2,695	Brent Crude Future +	213,524,850	September-18	13,661,910
664	Brent Crude Future +	52,363,040	October-18	3,259,770
207	Brent Crude Future +	16,255,710	November-18	1,015,560
100	Brent Crude Future +	7,813,000	December-18	494,380
55	Brent Crude Future +	4,273,500	January-19	262,160
31	Brent Crude Future +	2,393,200	February-19	160,590
2,046	CAC 40 10 Euro Future	127,096,547	July-18	(1,001,798)
840	Canadian 10 Year Bond Future	87,298,187	September-18	594,372
147	Cocoa Future +	3,692,640	September-18	94,660
134	Cotton No. 2 Future +	5,622,640	December-18	(57,230)
366	DAX Index Future	131,492,777	September-18	(77,669)
252	Dija Mini E-CBOT Future	30,573,900	September-18	(145,725)
1,179	Emini Russell 2000 Future	97,120,125	September-18	(1,176,585)
8,298	Euro BOBL Future	1,280,507,114	September-18	4,620,604
3,297	Euro-Bund Future	625,722,247	September-18	6,266,179
607	Euro BUXL Future	125,936,551	September-18	3,266,454
4,256	Euro-Oat Future	767,923,932	September-18	10,487,271
529	Euro-Schatz Future	69,227,531	September-18	(9,993)
3,110	Euro Stoxx 50 Future	123,129,993	September-18	(854,666)
2,030	FTSE 100 Index Future	203,728,588	September-18	3,082,049
1,027	Gasoline RBOB Future +	92,789,861	August-18	4,272,265
332	Gasoline RBOB Future +	29,730,002	September-18	322,762
115	Gasoline RBOB Future +	9,751,770	October-18	198,236
95	Gasoline RBOB Future +	7,944,489	November-18	263,038
244	Hang Seng Index Future	44,670,121	July-18	596,373
457	Japan 10 Year Bond Future	622,343,520	August-18	403,008
124	Live Cattle Future +	5,293,560	August-18	141,880
46	LME Copper Future +	7,622,200	September-18	(110,331)
17	LME Lead Future +	1,024,463	September-18	(7,728)
213	LME PRI Aluminum Future +	11,351,569	September-18	(604,121)
29	LME Zinc Future +	2,071,325	September-18	8,133
2,986	Long Gilt Future	485,135,831	September-18	2,392,147
919	Low Sulphur Gasoil G Future +	62,193,325	August-18	865,075
139	Low Sulphur Gasoil G Future +	9,434,625	September-18	105,450
13	Low Sulphur Gasoil G Future +	884,325	October-18	8,900
467	MSCI Taiwan Index Future	18,100,920	July-18	148,770

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

				Unrealized
				Appreciation
Long Contracts		Notional	Maturity	(Depreciation)
	OPEN LONG FUTURES CONTRACTS - 2.1% (Continued)
1,517	Nasdaq 100 E-Mini Future	214,405,195	September-18	$(1,064,340)
436	Nikkei 225 (OSE) Future	87,739,268	September-18	(1,046,446)
843	Nikkei 225 (SGX) Future	84,631,066	September-18	(1,592,539)
276	NY Harbor ULSD Future +	25,614,842	August-18	712,366
202	NY Harbor ULSD Future +	18,802,241	September-18	552,539
85	NY Harbor ULSD Future +	7,934,325	October-18	249,337
59	NY Harbor ULSD Future +	5,520,488	November-18	118,070
23	Platinum Future +	986,355	October-18	(15,925)
54	S&P 400 E-Mini Future	10,562,940	September-18	(58,960)
388	S&P/TSX 60 IX Future	56,826,242	September-18	119,246
2,730	S&P 500 E-Mini Future	371,498,400	September-18	(2,893,300)
378	SPI 200 Future	42,926,173	September-18	30,882
1,652	TOPIX Index Future	258,094,705	September-18	(3,316,231)
2,829	US 10 Year Note (CBT)	340,010,438	September-18	1,371,937
6,508	US 2 Year Note (CBT)	1,378,577,444	September-18	513,629
8,356	US 5 Year Note (CBT)	949,385,223	September-18	1,529,895
1,125	US Long Bond Future	163,125,000	September-18	1,853,094
755	US Ultra Bond Future	120,469,688	September-18	1,429,813
2	Wheat Future +	50,125	September-18	(725)
2,564	WTI Crude Future +	190,120,600	August-18	21,382,270
743	WTI Crude Future +	53,837,780	September-18	5,057,840
221	WTI Crude Future +	15,673,320	October-18	1,265,160
116	WTI Crude Future +	8,138,560	November-18	651,270
60	WTI Crude Future +	4,169,400	December-18	354,630
37	WTI Crude Future +	2,547,450	January-19	195,610
8	WTI Crude Future +	545,360	February-19	38,860
	Net Unrealized Gain From Open Long Futures Contracts			$83,509,813

(Short) Contracts
	OPEN SHORT FUTURES CONTRACTS - 0.1%
(405)	90-Day Euro$ Future	(98,232,750)	March-20	662
(1,084)	90-Day Euro$ Future	(262,924,200)	June-20	6,150
(1,718)	90-Day Euro$ Future	(416,722,375)	September-20	(85,587)
(513)	CBOE VIX Future	(8,220,825)	July-18	(916,995)
(442)	CBOE VIX Future	(7,237,750)	August-18	(646,220)
(116)	CBOE VIX Future	(1,940,100)	September-18	(105,370)
(61)	CBOE VIX Future	(1,041,575)	October-18	(76,860)
(95)	Coffee ‘C’ Future +	(4,100,438)	September-18	158,531
(180)	Copper Future +	(13,347,000)	September-18	19,525
(3,320)	Corn Future +	(61,627,500)	December-18	1,473,025
(306)	Euro-BTP Future	(45,459,093)	September-18	(56,953)
(588)	FTSE China A50	(6,779,640)	July-18	(82,930)
(348)	FTSE/JSE Top 40	(13,123,011)	September-18	(222,961)
(1,550)	Gold 100 oz. Future +	(194,447,500)	August-18	2,114,670
(1,084)	HSCEI Future	(75,088,083)	July-18	(361,046)
(17)	IBEX 35 Future	(1,905,800)	July-18	13,385
(507)	KC Red Wheat Future +	(12,383,475)	September-18	369,200
(3,237)	KO SPI 2 Future	(217,833,109)	September-18	1,231,228
(21)	Lean Hogs Future +	(642,180)	August-18	(19,900)
(39)	LME Nickel Future +	(3,485,313)	September-18	(18,216)
(286)	MSCI EAFE Future	(27,962,220)	September-18	(63,440)
(575)	MSCI Emerging Market Future	(30,569,875)	September-18	(306,550)
(131)	Natural Gas Future +	(3,830,440)	August-18	13,840
(760)	Natural Gas Future +	(22,047,600)	September-18	100,880
(626)	Natural Gas Future +	(18,204,080)	October-18	161,410

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

				Unrealized
				Appreciation
(Short) Contracts		Notional	Maturity	(Depreciation)
	OPEN SHORT FUTURES CONTRACTS - 0.1% (Continued)
(151)	Natural Gas Future +	(4,452,990)	November-18	$27,810
(41)	Natural Gas Future +	(1,252,550)	December-18	11,110
(92)	Silver Future +	(7,451,080)	September-18	(57,980)
(2,180)	Soybean Future +	(95,920,000)	November-18	2,520,037
(502)	Soybean Mean Future +	(16,560,980)	December-18	300,320
(934)	Soybean Oil Future +	(16,666,296)	December-18	99,198
(1,002)	World Sugar #11 Future +	(13,747,440)	October-18	72,173
	Net Unrealized Gain From Open Short Futures Contracts			$5,672,146
	Total Unrealized Gain From Open Futures Contracts			$89,181,959

+	All or a portion of this investment is a holding of the CMHSF Fund Limited CFC.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

FORWARD FOREIGN CURRENCY CONTRACTS

						Unrealized
	Settlement		Currency Amount	Cost of		Appreciation
Foreign Currency	Date	Counterparty	Purchased	USD Sold	Fair Value	(Depreciation)
To Buy:
Australian Dollar	7/2/2018	BAML	9,020,000	$6,628,617	$6,664,430	$35,813
British Pound	7/2/2018	BAML	96,940,000	126,887,674	127,985,171	1,097,497
Euro	7/2/2018	BAML	20,730,000	23,985,232	24,203,322	218,090
Israeli Shekel	7/2/2018	BAML	920,000	251,614	251,328	(286)
Japanese Yen	7/2/2018	BAML	8,327,000,000	75,433,638	75,177,177	(256,461)
Mexican Peso	7/2/2018	BAML	109,840,000	5,505,042	5,588,187	83,145
New Zealand Dollar	7/2/2018	BAML	62,930,000	42,501,664	42,606,765	105,101
Norwegian Krone	7/2/2018	BAML	31,290,000	3,821,133	3,839,075	17,942
Polish Zloty	7/2/2018	BAML	18,590,000	4,931,688	4,965,344	33,656
Swedish Krona	7/2/2018	BAML	40,660,000	4,510,926	4,545,048	34,122
Swiss Franc	7/2/2018	BAML	3,770,000	3,779,626	3,796,767	17,141
Australian Dollar	7/3/2018	BAML	15,030,000	11,122,214	11,105,043	(17,171)
British Pound	7/3/2018	BAML	96,900,000	127,883,775	127,950,315	66,540
Canadian Dollar	7/3/2018	BAML	10,450,000	7,944,137	7,944,460	323
Euro	7/3/2018	BAML	3,470,000	4,049,906	4,052,312	2,406
Israeli Shekel	7/3/2018	BAML	7,010,000	1,915,144	1,915,430	286
Japanese Yen	7/3/2018	BAML	8,671,000,000	78,289,467	78,298,964	9,497
Mexican Peso	7/3/2018	BAML	343,450,000	17,395,874	17,464,764	68,890
New Zealand Dollar	7/3/2018	BAML	84,960,000	57,539,160	57,522,279	(16,881)
Polish Zloty	7/3/2018	BAML	42,270,000	11,287,954	11,290,707	2,753
Singapore Dollar	7/3/2018	BAML	2,750,000	2,016,795	2,016,987	192
South African Rand	7/3/2018	BAML	26,930,000	1,964,833	1,964,027	(806)
Swedish Krona	7/3/2018	BAML	205,390,000	22,949,014	22,964,113	15,099
Swiss Franc	7/3/2018	BAML	7,130,000	7,177,038	7,182,461	5,423
Australian Dollar	7/18/2018	BAML	206,210,000	154,335,944	152,368,401	(1,967,543)
Brazilian Real	7/18/2018	MSSB	514,830,000	136,500,354	133,518,244	(2,982,110)
British Pound	7/18/2018	BAML	170,210,000	226,863,771	224,909,216	(1,954,555)
Canadian Dollar	7/18/2018	BAML	262,750,000	202,274,367	199,803,518	(2,470,849)
Chilean Peso	7/18/2018	BAML	4,122,000,000	6,472,389	6,331,681	(140,708)
Colombian Peso	7/18/2018	MSSB	12,762,000,000	4,425,015	4,341,505	(83,510)
Euro	7/18/2018	BAML	23,150,000	26,920,484	27,065,306	144,822
Indian Rupee	7/18/2018	MSSB	1,751,190,000	25,659,315	25,503,745	(155,570)
Israeli Shekel	7/18/2018	MSSB	1,380,000	381,851	377,485	(4,366)
Japanese Yen	7/18/2018	BAML	53,998,000,000	491,919,738	488,102,609	(3,817,129)
Mexican Peso	7/18/2018	BAML	2,765,110,000	136,936,838	140,266,657	3,329,819
New Zealand Dollar	7/18/2018	BAML	150,000,000	105,384,688	101,558,571	(3,826,117)
Norwegian Krone	7/18/2018	BAML	1,259,120,000	156,149,866	154,599,764	(1,550,102)
Polish Zloty	7/18/2018	BAML	55,710,000	14,999,743	14,883,895	(115,848)
Russian Ruble	7/18/2018	MSSB	7,739,320,000	122,718,280	123,189,636	471,356
Singapore Dollar	7/18/2018	BAML	24,970,000	18,645,569	18,319,616	(325,953)
South African Rand	7/18/2018	BAML	187,410,000	14,657,878	13,641,158	(1,016,720)
South Korean Won	7/18/2018	MSSB	412,000,000	369,755	369,842	87
Swedish Krona	7/18/2018	BAML	230,540,000	26,139,095	25,805,526	(333,569)
Swiss Franc	7/18/2018	BAML	268,870,000	271,814,235	271,194,831	(619,404)
Turkish Lira New	7/18/2018	BAML	373,560,000	80,550,085	80,909,465	359,380
Norwegian Krone	8/15/2018	BAML	31,420,000	3,841,969	3,862,333	20,364
				$2,877,733,394	$2,862,217,480	$(15,515,914)

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

						Unrealized
	Settlement		Currency Amount	Cost of		Appreciation
Foreign Currency	Date	Counterparty	Purchased	USD Purchased	Fair Value	(Depreciation)
To Sell:
Australian Dollar	7/2/2018	BAML	(9,020,000)	$(6,626,430)	$(6,664,430)	$(38,000)
British Pound	7/2/2018	BAML	(96,940,000)	(126,865,975)	(127,985,171)	(1,119,196)
Euro	7/2/2018	BAML	(20,730,000)	(23,959,004)	(24,203,322)	(244,318)
Israeli Shekel	7/2/2018	BAML	(920,000)	(251,606)	(251,328)	278
Japanese Yen	7/2/2018	BAML	(8,327,000,000)	(75,554,195)	(75,177,177)	377,018
Mexican Peso	7/2/2018	BAML	(109,840,000)	(5,573,060)	(5,588,187)	(15,127)
New Zealand Dollar	7/2/2018	BAML	(62,930,000)	(42,608,978)	(42,606,773)	2,205
Norwegian Krone	7/2/2018	BAML	(31,290,000)	(3,819,183)	(3,839,075)	(19,892)
Polish Zloty	7/2/2018	BAML	(18,590,000)	(4,934,461)	(4,965,344)	(30,883)
Swedish Krona	7/2/2018	BAML	(40,660,000)	(4,513,457)	(4,545,048)	(31,591)
Swiss Franc	7/2/2018	BAML	(3,770,000)	(3,779,072)	(3,796,767)	(17,695)
Australian Dollar	7/3/2018	BAML	(14,570,000)	(10,724,070)	(10,765,168)	(41,098)
British Pound	7/3/2018	BAML	(96,900,000)	(127,242,137)	(127,950,313)	(708,176)
Canadian Dollar	7/3/2018	BAML	(10,450,000)	(7,939,416)	(7,944,461)	(5,045)
Euro	7/3/2018	BAML	(3,470,000)	(4,044,353)	(4,052,313)	(7,960)
Israeli Shekel	7/3/2018	BAML	(7,010,000)	(1,917,990)	(1,915,430)	2,560
Japanese Yen	7/3/2018	BAML	(8,671,000,000)	(78,327,159)	(78,298,965)	28,194
Mexican Peso	7/3/2018	BAML	(343,450,000)	(17,278,504)	(17,464,766)	(186,262)
New Zealand Dollar	7/3/2018	BAML	(84,960,000)	(57,392,221)	(57,522,279)	(130,058)
Polish Zloty	7/3/2018	BAML	(42,270,000)	(11,271,688)	(11,290,707)	(19,019)
Singapore Dollar	7/3/2018	BAML	(2,750,000)	(2,014,312)	(2,016,987)	(2,675)
South African Rand	7/3/2018	BAML	(26,930,000)	(1,954,984)	(1,964,027)	(9,043)
Swedish Krona	7/3/2018	BAML	(205,390,000)	(22,906,981)	(22,964,113)	(57,132)
Swiss Franc	7/3/2018	BAML	(7,130,000)	(7,180,863)	(7,182,463)	(1,600)
Australian Dollar	7/18/2018	BAML	(450,530,000)	(336,186,793)	(332,896,232)	3,290,561
Brazilian Real	7/18/2018	MSSB	(886,720,000)	(237,757,618)	(229,965,811)	7,791,807
British Pound	7/18/2018	BAML	(487,220,000)	(643,410,507)	(643,794,538)	(384,031)
Canadian Dollar	7/18/2018	BAML	(697,330,000)	(528,594,627)	(530,272,071)	(1,677,444)
Chilean Peso	7/18/2018	BAML	(10,221,000,000)	(16,079,143)	(15,700,171)	378,972
Colombian Peso	7/18/2018	MSSB	(5,900,000,000)	(2,009,220)	(2,007,120)	2,100
Euro	7/18/2018	BAML	(554,210,000)	(646,515,231)	(647,942,258)	(1,427,027)
Indian Rupee	7/18/2018	MSSB	(3,962,710,000)	(57,805,287)	(57,711,581)	93,706
Israeli Shekel	7/18/2018	BAML	(131,530,000)	(36,628,508)	(35,978,683)	649,825
Japanese Yen	7/18/2018	BAML	(57,716,000,000)	(523,928,995)	(521,710,623)	2,218,372
Mexican Peso	7/18/2018	BAML	(4,138,350,000)	(201,096,760)	(209,927,463)	(8,830,703)
New Zealand Dollar	7/18/2018	BAML	(150,000,000)	(102,439,885)	(101,558,572)	881,313
Norwegian Krone	7/18/2018	BAML	(1,259,120,000)	(155,191,350)	(154,599,764)	591,586
Polish Zloty	7/18/2018	BAML	(276,200,000)	(74,773,166)	(73,791,632)	981,534
Russian Ruble	7/18/2018	MSSB	(6,852,350,000)	(107,809,873)	(109,071,404)	(1,261,531)
Singapore Dollar	7/18/2018	BAML	(80,590,000)	(59,487,473)	(59,126,064)	361,409
South African Rand	7/18/2018	BAML	(1,041,890,000)	(77,245,182)	(75,836,864)	1,408,318
South Korean Won	7/18/2018	MSSB	(65,143,000,000)	(60,165,784)	(58,477,182)	1,688,602
Swedish Krona	7/18/2018	BAML	(1,419,390,000)	(161,733,376)	(158,879,603)	2,853,773
Swiss Franc	7/18/2018	BAML	(576,600,000)	(589,191,949)	(581,585,675)	7,606,274
Turkish Lira New	7/18/2018	BAML	(89,350,000)	(18,785,394)	(19,352,341)	(566,947)
New Zealand Dollar	8/15/2018	BAML	(84,960,000)	(57,536,866)	(57,524,107)	12,759
				$(5,343,053,086)	$(5,328,664,373)	$14,388,713

Total Unrealized Depreciation						$(1,127,201)

BAML - Bank of America Merrill Lynch

MSSB - Morgan Stanley Smith Barney

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

FORWARD FOREIGN CURRENCY CONTRACTS

						U.S. Dollar	U.S. Dollar	Unrealized
		Settlement		Currency Amount	Currency Amount	Market Value	Market Value	Appreciation
Foreign Currency		Date	Counterparty	Purchased Buy	Purchased Sell	Buy	Sell	(Depreciation)
To Buy:	To Sell:
Euro	Norwegian Krone	7/18/2018	MSSB	95,240,000	(904,102,497)	111,347,721	(111,009,303)	$338,419
Euro	Polish Zloty	7/18/2018	MSSB	7,060,000	(30,778,822)	8,254,038	(8,223,098)	30,946
Euro	Swedish Krona	7/18/2018	MSSB	94,530,000	(969,164,047)	110,517,643	(108,483,501)	2,034,135
Norwegian Krone	Euro	7/18/2018	MSSB	663,085,357	(69,920,000)	81,416,261	(81,745,421)	(329,150)
Polish Zloty	Euro	7/18/2018	MSSB	54,721,040	(12,780,000)	14,619,678	(14,941,445)	(321,775)
Swedish Krona	Euro	7/18/2018	MSSB	1,057,616,345	(102,800,000)	118,384,422	(120,186,348)	(1,801,903)
Turkish Lira New	Euro	7/18/2018	MSSB	329,829,155	(60,250,000)	71,437,789	(70,439,944)	997,845
						$515,977,552	$(515,029,060)	$948,517

MSSB - Morgan Stanley Smith Barney

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST EXCEED DEFINED SHIELD FUND
PORTFOLIO OF INVESTMENTS
June 30, 2018

Shares				Value
	EXCHANGE TRADED FUNDS - 9.9%
14,169	iShares 1-3 Year Credit Bond ETF +			$1,469,325
20,500	Vanguard Short-Term Corporate Bond ETF +			1,601,050
	TOTAL EXCHANGE TRADED FUNDS (Cost - $3,133,850)			3,070,375

Principal		Coupon Rate	Maturity
	CORPORATE BONDS - 75.0%
	AEROSPACE/DEFENSE - 6.0%
$700,000	Lockheed Martin Corp.	1.850%	11/23/2018	697,879
350,000	Raytheon Co.	4.400%	2/15/2020	357,983
352,000	Rockwell Collins, Inc.	1.950%	7/15/2019	348,573
450,000	United Technologies Corp. ^	1.900%	5/4/2020	441,389
				1,845,824
	AGRICULTURE - 0.7%
200,000	Bunge LTD Finance Corp.	8.500%	6/15/2019	210,078

	AUTO MANUFACTURERS - 5.5%
75,000	Ford Motor Credit Co. LLC	1.897%	8/12/2019	73,923
200,000	Ford Motor Credit Co. LLC	2.943%	1/8/2019	200,048
300,000	Ford Motor Credit Co. LLC	2.681%	1/9/2020	297,186
250,000	General Motors Financial Co., Inc.	2.350%	10/4/2019	247,852
321,000	General Motors Financial Co., Inc.	3.500%	7/10/2019	322,612
375,000	Hyundai Captial America	2.400%	10/30/2018	374,448
200,000	Toyota Motor Credit Corp.	1.550%	7/13/2018	199,940
				1,716,009
	BANKS - 12.5%
87,000	Bank of America Corp.	5.490%	3/15/2019	88,465
200,000	Bank of America Corp.	7.625%	6/1/2019	208,285
300,000	Bank of America Corp.	2.600%	1/15/2019	299,810
150,000	Citigroup, Inc.	2.400%	2/18/2020	148,088
153,000	Citigroup, Inc.	2.500%	7/29/2019	152,314
222,000	Citigroup, Inc.	2.050%	12/7/2018	221,575
250,000	Citigroup, Inc.	2.050%	6/7/2019	247,997
200,000	Goldman Sachs Group, Inc.	2.550%	10/23/2019	198,775
445,000	Goldman Sachs Group, Inc.	2.900%	7/19/2018	445,098
200,000	HSBC USA, Inc.	2.000%	8/7/2018	199,891
325,000	HSBC USA, Inc.	2.350%	3/5/2020	321,204
400,000	JPMorgan Chase & Co.	2.200%	10/22/2019	396,219
400,000	Morgan Stanley	7.300%	5/13/2019	414,607
500,000	PNC Financial Services Group, Inc	5.125%	2/8/2020	515,973
				3,858,301
	BEVERAGES - 1.3%
133,000	Constellation Brands, Inc.	3.875%	11/15/2019	134,391
260,000	Molson Coors Brewing Co.	1.450%	7/15/2019	255,889
				390,280
	BIOTECHNOLOGY - 2.9%
543,000	Amgen, Inc.	2.200%	5/11/2020	534,415
350,000	Gilead Sciences, Inc.	1.850%	9/4/2018	349,664
				884,079
	CHEMICALS - 3.0%
150,000	Dow Chemical Co.	8.550%	5/15/2019	157,212
375,000	E.I. DuPont de Nemours & Co.	2.200%	5/1/2020	369,632
400,000	Sherwin-Williams Co.	2.250%	5/15/2020	393,355
				920,199
	COMMERCIAL SERVICES - 1.0%
300,000	The Western Union Co.	3.350%	5/22/2019	301,173

	COMPUTERS - 1.3%
400,000	Dell International LLC	3.480%	6/1/2019	401,007

	COSMETICS/PERSONAL CARE- 0.7%
230,000	Estee Lauder Cos., Inc.	1.800%	2/7/2020	226,187

	DIVERSIFIED FINANCIAL SERVICES - 3.1%
450,000	Intercontinental Exchange, Inc.	2.500%	10/15/2018	450,078
500,000	International Lease Finance Corp.	5.875%	4/1/2019	510,232
				960,310

The accompanying notes are an integral part of these financial statements.

CATALYST EXCEED DEFINED SHIELD FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

Principal		Coupon Rate	Maturity	Value
	CORPORATE BONDS (Continued) - 75.0%
	ELECTRIC - 9.2%
$600,000	Consolidated Edison, Inc.	2.000%	3/15/2020	$588,967
400,000	Dominion Energy, Inc.	2.962%	7/1/2019	399,110
182,000	Dominion Energy, Inc.	1.600%	8/15/2019	179,192
250,000	Edison International	2.125%	4/15/2020	245,121
250,000	Georgia Power Co.	2.000%	3/30/2020	245,833
150,000	NextEra Energy Capital Holdings, Inc.	2.300%	4/1/2019	149,361
200,000	Public Service Enterprise Group, Inc.	5.150%	12/1/2019	205,294
450,000	Public Service Enterprise Group, Inc.	1.600%	11/15/2019	440,114
400,000	Southern Co.	2.450%	9/1/2018	399,736
				2,852,728
	ELECTRONICS - 1.4%
450,000	Amphenol Corp.	2.200%	4/1/2020	442,604

	FOOD - 1.3%
150,000	Kraft Heinz Foods Co.	6.125%	8/23/2018	150,765
100,000	Kroger Co.	1.500%	9/30/2019	98,191
160,000	Sysco Corp.	1.900%	4/1/2019	158,898
				407,854
	HEALTHCARE/PRODUCTS - 3.3%
400,000	Abbot Labratories	2.000%	3/15/2020	393,345
425,000	Becton Dickinson and Co.	2.675%	12/15/2019	421,813
200,000	Life Technologies Corp.	6.000%	3/1/2020	208,469
				1,023,627
	HEALTHCARE/SERVICES - 5.0%
749,000	Anthem, Inc.	2.250%	8/15/2019	742,724
325,000	Humana, Inc.	2.625%	10/1/2019	323,103
500,000	UnitedHealth Group, Inc.	2.700%	7/15/2020	497,014
				1,562,841
	HOUSEWARES - 0.4%
115,000	Newell Brands, Inc.	2.600%	3/29/2019	114,596

	INSURANCE - 0.6%
200,000	MetLife Global Funding I	1.950%	12/3/2018	199,538

	MACHINERY-CONSTRUCTION & MINING - 0.8%
250,000	Caterpillar Financial Services Corp.	2.100%	6/9/2019	248,628

	MACHINERY-DIVERSIFIED - 1.6%
500,000	John Deere Capital Corp.	2.300%	9/16/2019	497,356

	MEDIA - 2.2%
300,000	Comcast Corp.	5.700%	7/1/2019	308,169
200,000	NBCUniversal Media LLC	5.150%	4/30/2020	206,672
4,000	Viacom, Inc.	5.625%	9/15/2019	4,098
175,000	Walt Disney Co.	1.950%	3/4/2020	172,100
				691,039
	MINING - 0.7%
220,000	Newmont Mining Corp.	5.125%	10/1/2019	224,902

	MISCELLANEOUS MANUFACTURER- 1.7%
100,000	3M Co.	1.375%	8/7/2018	99,897
200,000	General Electric Co.	5.550%	5/4/2020	208,448
200,000	General Electric Co.	6.000%	8/7/2019	206,788
				515,133
	PHARMACEUTICALS - 3.7%
260,000	Cardinal Health, Inc.	1.948%	6/14/2019	257,839
500,000	CVS Health Corp.	1.900%	7/20/2018	499,895
400,000	Express Scripts Holding Co.	2.250%	6/15/2019	397,100
				1,154,834
	RETAIL -1.8%
200,000	McDonald’s Corp.	1.875%	5/29/2019	198,660
378,000	McDonald’s Corp.	2.100%	12/7/2018	377,272
				575,932
	TELECOMMUNICATIONS- 1.6%
500,000	AT&T, Inc.	5.800%	2/15/2019	508,582

	TRANSPORTATION - 1.5%
200,000	Burlington Northern Santa Fe LLC	4.700%	10/1/2019	204,524
250,000	Norfolk Southern Corp.	5.900%	6/15/2019	256,785
				461,309

	TOTAL CORPORATE BONDS (Cost - $23,345,860)			23,194,950

	CONVERTIBLE BONDS - 1.6%
	BANKS - 1.6%
500,000	KeyBank NA	2.250%	3/16/2020	493,357
	TOTAL CONVERTIBLE BONDS (Cost - $495,050)			493,357

The accompanying notes are an integral part of these financial statements.

CATALYST EXCEED DEFINED SHIELD FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

Contracts (a)		Counterparty	Expiration Date - Exercise Price	Notional Value	Value
	TOTAL OPTIONS PURCHASED - 9.2% *
	CALL OPTIONS PURCHASED - 7.7% *
55	SPDR S&P 500 ETF Trust	Interactive Brokers	9/21/2018 - $250.00	$1,375,000	$145,915
240	SPDR S&P 500 ETF Trust	Interactive Brokers	9/21/2018 - $249.00	5,976,000	617,040
111	SPDR S&P 500 ETF Trust	Interactive Brokers	1/18/2019 - $270.00	2,997,000	157,065
184	SPDR S&P 500 ETF Trust	Interactive Brokers	1/18/2019 - $265.00	4,876,000	315,560
62	SPDR S&P 500 ETF Trust	Interactive Brokers	3/15/2019 - $260.00	1,612,000	139,686
112	SPDR S&P 500 ETF Trust	Interactive Brokers	3/15/2019 - $265.00	2,968,000	222,208
37	SPDR S&P 500 ETF Trust	Interactive Brokers	6/21/2019 - $260.00	962,000	99,752
61	SPDR S&P 500 ETF Trust	Interactive Brokers	6/21/2019 - $265.00	1,616,500	135,054
60	SPDR S&P 500 ETF Trust	Interactive Brokers	9/20/2019 - $270.00	1,620,000	128,100
70	SPDR S&P 500 ETF Trust	Interactive Brokers	6/21/2019 - $275.00	1,925,000	109,550
126	SPDR S&P 500 ETF Trust	Interactive Brokers	6/21/2019 - $270.00	3,402,000	237,384
27	SPDR S&P 500 ETF Trust	Interactive Brokers	9/20/2019 - $275.00	742,500	49,302
	TOTAL CALL OPTIONS PURCHASED (Cost - $1,958,354)				2,356,616

	PUT OPTIONS PURCHASED - 1.6% *
283	SPDR S&P 500 ETF Trust	Interactive Brokers	9/21/2018 - $218.00	6,169,400	17,829
12	SPDR S&P 500 ETF Trust	Interactive Brokers	9/21/2018 - $219.00	262,800	768
90	SPDR S&P 500 ETF Trust	Interactive Brokers	1/18/2019 - $230.00	2,070,000	28,350
205	SPDR S&P 500 ETF Trust	Interactive Brokers	1/18/2019 - $235.00	4,817,500	72,570
130	SPDR S&P 500 ETF Trust	Interactive Brokers	3/15/2019 - $235.00	3,055,000	65,260
44	SPDR S&P 500 ETF Trust	Interactive Brokers	3/15/2019 - $240.00	1,056,000	24,992
59	SPDR S&P 500 ETF Trust	Interactive Brokers	6/21/2019 - $225.00	1,327,500	29,146
39	SPDR S&P 500 ETF Trust	Interactive Brokers	6/21/2019 - $230.00	897,000	21,879
50	SPDR S&P 500 ETF Trust	Interactive Brokers	6/21/2019 - $240.00	1,200,000	38,100
146	SPDR S&P 500 ETF Trust	Interactive Brokers	6/21/2019 - $245.00	3,577,000	124,830
77	SPDR S&P 500 ETF Trust	Interactive Brokers	9/20/2019 - $235.00	1,809,500	63,448
10	SPDR S&P 500 ETF Trust	Interactive Brokers	9/20/2019 - $240.00	240,000	9,170
	TOTAL PUT OPTIONS PURCHASED (Cost - $843,767)				496,342

	TOTAL OPTIONS PURCHASED (Cost - $2,802,121)				2,852,958

Principal		Coupon Rate	Maturity
	UNITED STATES GOVERNMENT SECURITIES - 3.1%
$550,000	United States Treasury Note/Bond	1.000%	9/15/2018	548,944
400,000	United States Treasury Note/Bond	1.250%	11/15/2018	398,797
	TOTAL UNITED STATES GOVERNMENT SECURITIES (Cost - $947,847)			947,741

Shares
	SHORT-TERM INVESTMENTS - 2.0%
635,858	Fidelity Institutional Government Portfolio, Institutional Class, 1.81% **			635,858
	TOTAL SHORT-TERM INVESTMENTS (Cost - $635,858)			635,858

	TOTAL INVESTMENTS - 100.8% (Cost - $31,360,586)			$31,195,239
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.8)%			(247,605)
	NET ASSETS - 100.0%			$30,947,634

Contracts (a)		Counterparty	Expiration Date - Exercise Price	Notional Value	Value
	TOTAL OPTIONS WRITTEN - (4.2)% *
	CALL OPTIONS WRITTEN - (0.5)% *
242	SPDR S&P 500 ETF Trust	Interactive Brokers	9/21/2018 - $285.00	$6,897,000	$28,072
53	SPDR S&P 500 ETF Trust	Interactive Brokers	9/21/2018 - $290.00	1,537,000	2,226
72	SPDR S&P 500 ETF Trust	Interactive Brokers	1/18/2019 - $300.00	2,160,000	7,056
223	SPDR S&P 500 ETF Trust	Interactive Brokers	1/18/2019 - $305.00	6,801,500	14,049
62	SPDR S&P 500 ETF Trust	Interactive Brokers	3/15/2019 - $300.00	1,860,000	13,392
112	SPDR S&P 500 ETF Trust	Interactive Brokers	3/15/2019 - $305.00	3,416,000	14,896
39	SPDR S&P 500 ETF Trust	Interactive Brokers	6/21/2019 - $300.00	1,170,000	16,029
59	SPDR S&P 500 ETF Trust	Interactive Brokers	6/21/2019 - $305.00	1,799,500	16,196
96	SPDR S&P 500 ETF Trust	Interactive Brokers	6/21/2019 - $310.00	2,976,000	16,800
100	SPDR S&P 500 ETF Trust	Interactive Brokers	6/21/2019 - $315.00	3,150,000	11,700
60	SPDR S&P 500 ETF Trust	Interactive Brokers	9/20/2019 - $310.00	1,860,000	20,160
27	SPDR S&P 500 ETF Trust	Interactive Brokers	9/20/2019 - $315.00	850,500	6,399
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $225,125)				166,975

	PUT OPTIONS WRITTEN - (3.7)% *
239	SPDR S&P 500 ETF Trust	Interactive Brokers	9/21/2018 - $249.00	5,951,100	50,907
56	SPDR S&P 500 ETF Trust	Interactive Brokers	9/21/2018 - $250.00	1,400,000	13,440
184	SPDR S&P 500 ETF Trust	Interactive Brokers	1/18/2019 - $265.00	4,876,000	164,128
111	SPDR S&P 500 ETF Trust	Interactive Brokers	1/18/2019 - $270.00	2,997,000	121,545
62	SPDR S&P 500 ETF Trust	Interactive Brokers	3/15/2019 - $260.00	1,612,000	58,590
112	SPDR S&P 500 ETF Trust	Interactive Brokers	3/15/2019 - $265.00	2,968,000	122,080
37	SPDR S&P 500 ETF Trust	Interactive Brokers	6/21/2019 - $260.00	962,000	44,807
61	SPDR S&P 500 ETF Trust	Interactive Brokers	6/21/2019 - $265.00	1,616,500	82,868
126	SPDR S&P 500 ETF Trust	Interactive Brokers	6/21/2019 - $270.00	3,402,000	191,520
70	SPDR S&P 500 ETF Trust	Interactive Brokers	6/21/2019 - $275.00	1,925,000	118,720
60	SPDR S&P 500 ETF Trust	Interactive Brokers	9/20/2019 - $270.00	1,620,000	102,960
27	SPDR S&P 500 ETF Trust	Interactive Brokers	9/20/2019 - $275.00	742,500	51,327
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $1,773,857)				1,122,892

	TOTAL OPTIONS WRITTEN (Premiums Received - $1,998,982)				$1,289,867

ETF - Exchange Traded Fund

LLC - Limited Liability Company

+	All or a portion of this security is segregated as collateral for options written.

^	Step coupon.

*	Non income producing security.

**	Rate shown represents the rate at June 30, 2018 is subject to change and resets daily.

(a)	Each contract is equivalent to 100 shares of the underlying common stock.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities
June 30, 2018

		Catalyst Hedged	Catalyst Hedged	Catalyst
	Catalyst Insider	Commodity	Futures	Systematic Alpha	Catalyst Macro
	Long/Short Fund	Strategy Fund	Strategy Fund	Fund	Strategy Fund
		(Consolidated)		(Consolidated)	(Consolidated)
ASSETS:
Investments in Unaffiliated securities, at cost	$1,823,884	$130,947,857	$678,970,018	$5,212,667	$13,030,487
Investments in Affiliated securities, at cost	—	4,978,996	75,218,254	384,485	—
Total Securities at Cost	$1,823,884	$135,926,853	$754,188,272	$5,597,152	$13,030,487

Investments in Unaffiliated securities, at value	$2,138,038	$132,546,253	$664,874,637	$5,155,059	$10,483,927
Investments in Affiliated securities, at value	—	5,262,416	79,302,525	384,515	—
Total Securities at Value	$2,138,038	$137,808,669	$744,177,162	$5,539,574	$10,483,927
Cash	—	—	—	—	—
Dividends and interest receivable	545	242,732	1,016,203	1,960	5,269
Receivable for Fund shares sold	—	127,522	1,771,179	2,500	—
Receivable for securities sold	—	415,700	4,837,981	—	18,170
Due from Manager	4,021	—	—	5,347	—
Deposits with Broker	395,961	2,907,026	114,654,533	—	779,452
Prepaid expenses and other assets	19,549	30,416	68,452	13,582	30,249
Total Assets	2,558,114	141,532,065	866,525,510	5,562,963	11,317,067

LIABILITIES:
Options written, at value (premiums received $0, $42,721,726, $62,451,397 $0, $1,311,545)	—	53,789,624	36,470,000	—	770,214
Securities sold short (proceeds $721,893, $0, $0, $0, $0)	711,863	—	—	—	—
Management fees payable	—	156,190	1,204,926	—	17,740
Unrealized depreciation - on swap contracts	—	—	—	276,565	213,534
Payable for securities purchased	605	441,400	4,249,688	—	29,960
Payable for Fund shares redeemed	—	23,456	8,886,403	—	—
Payable to related parties	765	8,523	49,484	1,619	2,268
Trustee fee payable	2,699	2,593	2,665	2,697	2,721
Compliance officer fees payable	23	223	43	34	108
Accrued 12b-1 fees	1,587	27,328	263,118	1,353	—
Accrued expenses and other liabilities	17,044	33,692	340,788	18,359	20,237
Total Liabilities	734,586	54,483,029	51,467,115	300,627	1,056,782

Net Assets	$1,823,528	$87,049,036	$815,058,395	$5,262,336	$10,260,285

NET ASSETS CONSIST OF:
Paid in capital	$11,371,772	$97,998,396	$1,810,518,085	$5,733,491	$48,622,543
Accumulated net investment income (loss)	(21,862)	(1,540,324)	(9,851,899)	7,219	(130,799)
Accumulated net realized loss on investments, securities sold short, options purchased, options written and futures	(9,850,566)	(222,954)	(1,001,578,078)	(144,231)	(36,012,696)
Net unrealized appreciation (depreciation) on investments, securities sold short, options purchased, options written and swap contracts	324,184	(9,186,082)	15,970,287	(334,143)	(2,218,763)
Net Assets	$1,823,528	$87,049,036	$815,058,395	$5,262,336	$10,260,285

Class A
Net Assets	$1,013,406	$24,854,547	$165,433,271	$2,156,896	$4,133,208
Shares of beneficial interest outstanding (a)	112,402	2,311,650	20,501,122	241,517	658,400
Net asset value per share (Net assets/shares outstanding)	$9.02	$10.75	$8.07	$8.93	$6.28
Maximum offering price per share (b)	$9.57	$11.41	$8.56	$9.47	$6.66
Minimum redemption price per share (c)	$8.93	$10.64	$7.99	$8.84	$6.22

Class C
Net Assets	$611,702	$10,486,858	$106,913,385	$268,758	$1,318,394
Shares of beneficial interest outstanding (a)	70,940	988,384	13,774,291	30,829	214,064
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$8.62	$10.61	$7.76	$8.72	$6.16

Class I
Net Assets	$198,420	$51,707,631	$542,711,739	$2,836,682	$4,808,683
Shares of beneficial interest outstanding (a)	21,753	4,792,668	66,438,911	318,521	760,007
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$9.12	$10.79	$8.17	$8.91	$6.33

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund.

(c)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charges (“CDSC”) on shares redeemed within two years of purchase.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities (Continued)
June 30, 2018

	Catalyst	Catalyst	Catalyst/Millburn	Catalyst
	Multi Strategy	Exceed Defined	Hedge Strategy	Exceed Defined
	Fund	Risk Fund	Fund	Shield Fund
	(Consolidated)		(Consolidated)
ASSETS:
Total Securities at Cost	$5,527,297	$14,110,149	$3,505,612,575	$31,360,586

Total Securities at Value	$5,527,291	$14,171,323	$3,731,153,610	$31,195,239
Receivable for securities sold	—	245,789	—	8,276,424
Receivable for Fund shares sold	—	20,000	6,891,988	554,145
Dividends and interest receivable	7,052	75,877	4,958,344	224,474
Futures unrealized appreciation	26,631	—	107,917,657	—
Cash	225,000	—	—	—
Due from Manager	4,021	6,455	—	19,950
Deposits with Broker	129,421	148,544	255,898,436	60,619
Unrealized appreciation on forward currency exchange contracts	—	—	41,100,670	—
Prepaid expenses and other assets	16,733	31,715	198,816	64,951
Total Assets	5,936,149	14,699,703	4,148,119,521	40,395,802

LIABILITIES:
Options written, at value (premiums received $0, $942,987, $0, $0, $1,998,982)	—	842,900	—	1,289,867
Management fees payable	—	—	5,320,037	—
Futures unrealized depreciation	9,613	—	18,735,698	—
Payable for securities purchased	—	317,774	4,697,915	7,711,261
Payable for Fund shares redeemed	9,410	44,468	6,935,394	420,376
Unrealized depreciation on forward currency exchange contracts	—	—	41,279,354	—
Payable to related parties	892	1,994	141,238	3,279
Trustee fee payable	2,731	2,737	2,715	2,510
Compliance officer fees payable	124	365	1,453	—
Accrued 12b-1 fees	—	—	333,457	6,486
Accrued expenses and other liabilities	17,896	19,479	123,311	14,389
Total Liabilities	40,666	1,229,717	77,570,572	9,448,168

Net Assets	$5,895,483	$13,469,986	$4,070,548,949	$30,947,634

NET ASSETS CONSIST OF:
Paid in capital	$5,998,376	$13,837,645	$3,969,052,554	$29,017,085
Accumulated net investment income (loss)	(129,638)	54,935	(105,523,030)	118,890
Accumulated net realized gain (loss) on investments, options purchased, options written, forward exchange contracts and futures	9,613	(583,855)	(108,679,560)	1,267,891
Net unrealized appreciation on investments, options purchased, options written, forward exchange contracts and futures	17,132	161,261	315,698,985	543,768
Net Assets	$5,895,483	$13,469,986	$4,070,548,949	$30,947,634

Class A
Net Assets	$252,858	$2,503,388	$388,806,524	$16,320,137
Shares of beneficial interest outstanding (a)	17,297	247,513	12,487,095	1,583,866
Net asset value per share (Net assets/shares outstanding)	$14.62	$10.11	$31.14	$10.30
Maximum offering price per share (b)	$15.51	$10.73	$33.04	$10.93
Minimum redemption price per share (c)	$14.47	$10.01	$30.83	$10.20

Class C
Net Assets	$307,697	$1,137,568	$355,967,720	$769,071
Shares of beneficial interest outstanding (a)	21,479	117,201	11,628,625	75,336
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$14.33	$9.71	$30.61	$10.21

Class I
Net Assets	$5,334,928	$9,829,030	$3,325,774,705	$13,858,426
Shares of beneficial interest outstanding (a)	364,305	965,086	106,274,679	1,337,659
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$14.64	$10.18	$31.29	$10.36

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund.

(c)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations
For the Year Ended June 30, 2018

	Catalyst	Catalyst Hedged	Catalyst Hedged	Catalyst	Catalyst Macro
	Insider Long/	Commodity	Futures Strategy	Systematic Alpha	Strategy
	Short Fund	Strategy Fund	Fund	Fund	Fund
		(Consolidated)		(Consolidated)	(Consolidated)
Investment Income:
Dividend income	$40,497	$108,138	$915,541	$51,262	$2,232
Interest income	3,249	918,555	12,230,635	—	18,092
Interest income - affiliated securities	—	56,269	969,611	13,289	16,518
Foreign tax withheld	(148)	—	—	—	—
Total Investment Income	43,598	1,082,962	14,115,787	64,551	36,842

Operating Expenses:
Investment management fees	32,159	1,756,273	25,703,028	41,033	286,520
12b-1 Fees:
Class A	3,793	81,306	862,411	2,998	16,821
Class C	7,949	119,525	1,779,182	1,864	24,167
Administration fees	6,984	42,104	409,463	7,956	19,463
Transfer Agent fees	840	14,975	138,131	316	3,001
Management services fees	6,031	28,894	348,551	5,801	9,558
Registration fees	43,810	60,158	57,273	11,974	50,331
Networking fees	3,318	96,797	1,042,388	4,641	16,542
Audit fees	13,249	14,741	12,249	13,966	13,250
Custody fees	5,672	9,399	95,419	4,808	5,332
Printing expense	1,311	15,007	219,756	802	4,814
Compliance officer fees	5,514	8,164	43,058	5,541	5,998
Trustees’ fees	10,588	10,452	10,452	10,431	10,460
Legal fees	5,717	12,127	1,088,089	29,176	21,244
Insurance expense	68	2,035	52,476	45	423
Dividend expense	5,630	—	—	—	1,702
Interest expense	7,602	—	287,137	—	12,929
Miscellaneous expense	1,967	11,194	17,714	2,094	2,010
Total Operating Expenses	162,202	2,283,151	32,166,777	143,446	504,565
Less: Expenses waived/reimbursed by Manager	(98,721)	(86,783)	—	(86,819)	(124,871)
Net Operating Expenses	63,481	2,196,368	32,166,777	56,627	379,694

Net Investment Income (Loss)	(19,883)	(1,113,406)	(18,050,990)	7,924	(342,852)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	166,416	(213,389)	(11,851,725)	(11,494)	680,745
Affiliated securities	—	541,379	1,717,881	(91,023)	—
Securities sold short	(230,178)	—	—	—	(105,212)
Options purchased	—	(26,928,461)	165,923,131	—	3,212,858
Options written	—	40,096,819	(245,929,121)	—	(2,114,407)
Futures	—	(2,845,943)	(29,181,588)	—	—
Long Term Capital Gains from underlying investment companies	—	—	—	259	—
Foreign currency transactions	—	—	—	—	—
Net realized gain (loss)	(63,762)	10,650,405	(119,321,422)	(102,258)	1,673,984

Net change in unrealized appreciation (depreciation) on:
Investments	28,274	4,827	9,227,985	(57,608)	(1,357,396)
Affiliated securities	—	(283,381)	162,027	143,145	—
Securities sold short	(14,678)	—	—	—	—
Options purchased	—	3,879,660	(1,543,989)	—	(4,228,484)
Options written	—	(13,392,898)	(6,495,166)	—	292,880
Swaps	—	—	—	(276,565)	(213,534)
Net change in unrealized appreciation (depreciation)	13,596	(9,791,792)	1,350,857	(191,028)	(5,506,534)

Net Realized and Unrealized Gain (Loss) on Investments	(50,166)	858,613	(117,970,565)	(293,286)	(3,832,550)

Net Decrease in Net Assets Resulting From Operations	$(70,049)	$(254,793)	$(136,021,555)	$(285,362)	$(4,175,402)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations (Continued)
For the Year Ended June 30, 2018

	Catalyst	Catalyst	Catalyst/Millburn
	Multi Strategy	Exceed Defined	Hedge Strategy
	Fund	Risk Fund	Fund
	(Consolidated)		(Consolidated)
Investment Income:
Dividend Income	$—	$60,291	$33,574,164
Interest Income	53,729	139,642	21,010,702
Interest income - affiliated securities	33,286	—	—
Total Investment Income	87,015	199,933	54,584,866

Operating Expenses:
Investment management fees	135,994	132,061	61,550,994
12b-1 Fees:
Class A	981	4,729	970,401
Class C	3,592	5,980	3,095,584
Administration fees	10,076	14,714	947,284
Transfer Agent fees	378	1,038	235,048
Management services fees	6,852	7,518	806,410
Registration fees	21,857	27,170	56,256
Networking fees	5,066	14,510	2,591,266
Audit fees	14,743	13,249	26,174
Custody fees	4,800	4,800	181,124
Printing expense	720	3,432	302,551
Compliance officer fees	8,621	8,833	98,042
Trustees’ fees	11,803	10,460	10,452
Legal fees	13,881	16,563	21,935
Insurance expense	236	101	45,441
Interest expense	—	1,685	—
Miscellaneous expense	1,973	2,017	198,472
Total Operating Expenses	241,573	268,860	71,137,434
Less: Expenses waived/reimbursed by Manager	(79,234)	(123,935)	(393,457)
Net Operating Expenses	162,339	144,925	70,743,977

Net Investment Income (Loss)	(75,324)	55,008	(16,159,111)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	—	217,563	24,503,512
Options purchased	—	113,237	—
Options written	—	41,651	—
Futures	(55,650)	—	(31,328,027)
Foreign currency transactions	(14,309)	—	(121,515,740)
Net realized gain (loss)	(69,959)	372,451	(128,340,255)

Net change in unrealized appreciation (depreciation) on:
Investments	(6)	(128,002)	138,728,911
Options purchased	—	175,756	—
Options written	—	87,271	—
Futures	95,486	—	179,000,186
Foreign currency translations	7,581	—	15,020,875

Net change in unrealized appreciation	103,061	135,025	332,749,972

Net Realized and Unrealized Gain on Investments	33,102	507,476	204,409,717

Net Increase (Decrease) in Net Assets Resulting From Operations	$(42,222)	$562,484	$188,250,606

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations (Continued)

	Catalyst
	Exceed Defined
	Shield Fund
	Period Ended	Year Ended
	June 30, 2018	November 30, 2017 (a)
Investment Income:
Dividend Income	$105,927	$94,287
Interest Income	268,305	379,599
Other Income	1,041	1,222
Total Investment Income	375,273	475,108

Operating Expenses:
Investment management fees	220,401	272,667
12b-1 Fees:
Class A	22,114	32,788
Class C	3,381	110
Administration fees	13,992	249,659
Transfer Agent fee	4,555	—
Registration fees	18,419	26,285
Management services fees	7,048	2,953
Trustees’ fees	7,099	8,271
Legal fees	14,809	90,763
Printing expense	7,875	15,266
Compliance officer fees	4,967	20,930
Custody fees	2,853	6,379
Audit fees	13,323	15,000
Miscellaneous expense	2,195	18,115
Networking fees	12,205	5,247
Insurance expense	2,039	3,008
Total Operating Expenses	357,275	767,441
Less: Expenses waived/reimbursed by current Manager	(120,111)	(30,888)
Less: Expenses waived/reimbursed by previous Manager	—	(344,721)
Less: Expenses voluntarily waived by previous Administrator	—	(29,855)
Net Operating Expenses	237,164	361,977

Net Investment Income	138,109	113,131

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	1,202,354	1,235,353
Options purchased	(365,311)	(327,400)
Options written	985,324	2,228,854
Net realized gain	1,822,367	3,136,807

Net change in unrealized appreciation (depreciation) on:
Investments	(140,397)	(91,188)
Options purchased	(1,263,555)	1,248,885
Options written	106,233	(663,415)
Net change in unrealized appreciation (depreciation)	(1,297,719)	494,282

Net Realized and Unrealized Gain on Investments	524,648	3,631,089

Net Increase in Net Assets Resulting From Operations	$662,757	$3,744,220

(a)	The Catalyst Exceed Defined Shield Fund changed its fiscal year end from November 30 to June 30.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets

	Catalyst Insider Long/Short Fund		Catalyst Hedged Commodity Strategy Fund		Catalyst Hedged Futures Strategy Fund
			(Consolidated)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Operations:
Net investment income (loss)	$(19,883)	$11,922	$(1,113,406)	$(1,311,826)	$(18,050,990)	$(49,793,268)
Net realized gain (loss) on investments	(63,762)	256,268	10,650,405	2,306,587	(119,321,422)	(521,136,746)
Net change in unrealized appreciation (depreciation) on investments	13,596	(125,702)	(9,791,792)	439,126	1,350,857	(113,607,311)
Net increase (decrease) in net assets resulting from operations	(70,049)	142,488	(254,793)	1,433,887	(136,021,555)	(684,537,325)

Distributions to Shareholders from:
Net investment income
Class A	—	—	(510,439)	(474,767)	—	—
Class C	—	—	(120,850)	(63,873)	—	—
Class I	—	—	(975,181)	(539,642)	—	—
Net realized gains
Class A	—	—	—	(54,561)	—	(116,350,704)
Class C	—	—	—	(9,754)	—	(37,943,289)
Class I	—	—	—	(56,949)	—	(199,955,509)
Total distributions to shareholders	—	—	(1,606,470)	(1,199,546)	—	(354,249,502)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	183,868	1,649,963	5,408,621	58,144,150	54,864,927	722,456,628
Class C	1,877	572,817	4,075,297	15,454,414	8,488,744	169,485,283
Class I	48,356	178,156	29,823,635	71,592,242	276,667,852	1,478,108,468
Reinvestment of distributions
Class A	—	—	454,121	491,010	—	105,230,935
Class C	—	—	116,110	53,684	—	34,579,801
Class I	—	—	869,506	520,420	—	172,776,588
Cost of shares redeemed
Class A	(1,302,807)	(3,339,133)	(19,538,889)	(28,465,614)	(490,757,320)	(960,882,679)
Class C	(315,897)	(931,446)	(6,940,839)	(4,763,311)	(154,534,286)	(146,191,257)
Class I	(169,151)	(650,979)	(38,246,131)	(18,275,763)	(1,171,512,334)	(1,427,352,228)
Net increase (decrease) in net assets from share transactions of beneficial interest	(1,553,754)	(2,520,622)	(23,978,569)	94,751,232	(1,476,782,417)	148,211,539

Total Increase (Decrease) in Net Assets	(1,623,803)	(2,378,134)	(25,839,832)	94,985,573	(1,612,803,972)	(890,575,288)

Net Assets:
Beginning of year	3,447,331	5,825,465	112,888,868	17,903,295	2,427,862,367	3,318,437,655
End of year*	$1,823,528	$3,447,331	$87,049,036	$112,888,868	$815,058,395	$2,427,862,367
* Includes accumulated net investment income (loss) at end of year of:	$(21,862)	$(18,119)	$(1,540,324)	$835,964	$(9,851,899)	$(19,995,675)

Share Activity:
Class A
Shares Sold	19,059	181,264	488,998	5,312,294	6,690,997	65,921,785
Shares Reinvested	—	—	41,701	47,810	—	10,512,586
Shares Redeemed	(138,043)	(367,204)	(1,770,228)	(2,644,525)	(59,835,040)	(98,901,775)
Net increase (decrease) in shares of Beneficial interest	(118,984)	(185,940)	(1,239,529)	2,715,579	(53,144,043)	(22,467,404)

Class C
Shares Sold	210	77,625	370,815	1,447,887	1,067,750	15,687,199
Shares Reinvested	—	—	10,761	5,258	—	3,550,287
Shares Redeemed	(34,896)	(104,667)	(637,161)	(444,098)	(19,677,458)	(15,769,021)
Net increase (decrease) in shares of Beneficial interest	(34,686)	(27,042)	(255,585)	1,009,047	(18,609,708)	3,468,465

Class I
Shares Sold	5,085	22,494	2,679,984	6,572,949	33,487,075	138,938,148
Shares Reinvested	—	—	79,625	50,575	—	17,123,547
Shares Redeemed	(17,626)	(70,839)	(3,459,683)	(1,703,006)	(142,161,138)	(146,271,397)
Net increase (decrease) in shares of Beneficial interest	(12,541)	(48,345)	(700,074)	4,920,518	(108,674,063)	9,790,298

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst Systematic Alpha Fund		Catalyst Macro Strategy Fund		Catalyst Multi Strategy Fund
	(Consolidated)		(Consolidated)		(Consolidated)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Operations:
Net investment income (loss)	$7,924	$21,262	$(342,852)	$(903,825)	$(75,324)	$(208,054)
Net realized gain (loss) on investments	(102,258)	21,574	1,673,984	(11,452,007)	(69,959)	98,188
Net change in unrealized appreciation (depreciation) on investments	(191,028)	(138,421)	(5,506,534)	2,683,239	103,061	(581,614)
Net decrease in net assets resulting from operations	(285,362)	(95,585)	(4,175,402)	(9,672,593)	(42,222)	(691,480)

Distributions to Shareholders from:
Net investment income
Class A	—	(344)	—	—	—	(1,970)
Class I	—	(14,155)	—	—	—	(78,508)
Total distributions to shareholders	—	(14,499)	—	—	—	(80,478)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	2,671,832	150,080	2,127,814	3,892,230	157,620	113,375
Class C	372,009	14,547	75,201	512,895	264,634	110,098
Class I	1,847,366	1,483,788	1,249,982	6,253,318	714,277	4,416,089
Reinvestment of distributions
Class A	—	345	—	—	—	1,490
Class I	—	3,436	—	—	—	69,809
Cost of shares redeemed
Class A	(783,230)	(349,116)	(4,475,514)	(21,162,313)	(555,921)	(1,252,136)
Class C	(283,944)	(150,033)	(1,473,292)	(6,777,137)	(369,861)	(236,898)
Class I	(568,858)	(187,056)	(5,601,186)	(34,553,332)	(4,506,426)	(6,554,866)
Net increase (decrease) in net assets from share transactions of beneficial interest	3,255,175	965,991	(8,096,995)	(51,834,339)	(4,295,677)	(3,333,039)

Total Increase (Decrease) in Net Assets	2,969,813	855,907	(12,272,397)	(61,506,932)	(4,337,899)	(4,104,997)

Net Assets:
Beginning of year	2,292,523	1,436,616	22,532,682	84,039,614	10,233,382	14,338,379
End of year*	$5,262,336	$2,292,523	$10,260,285	$22,532,682	$5,895,483	$10,233,382
* Includes accumulated net investment income (loss) at end of year of:	$7,219	$(705)	$(130,799)	$(257,044)	$(129,638)	$(414,400)

Share Activity:
Class A
Shares Sold	288,816	15,589	230,622	435,171	10,737	7,471
Shares Reinvested	—	36	—	—	—	101
Shares Redeemed	(85,435)	(35,750)	(490,348)	(2,359,406)	(37,598)	(83,100)
Net increase (decrease) in shares of Beneficial interest	203,381	(20,125)	(259,726)	(1,924,235)	(26,861)	(75,528)

Class C
Shares Sold	41,688	1,542	8,106	59,164	18,176	7,338
Shares Redeemed	(31,338)	(15,651)	(177,172)	(752,201)	(25,523)	(15,987)
Net increase (decrease) in shares of Beneficial interest	10,350	(14,109)	(169,066)	(693,037)	(7,347)	(8,649)

Class I
Shares Sold	196,063	150,987	146,663	720,714	48,175	290,765
Shares Reinvested	—	361	—	—	—	4,745
Shares Redeemed	(62,744)	(19,603)	(767,403)	(3,863,474)	(303,308)	(441,837)
Net increase (decrease) in shares of Beneficial interest	133,319	131,745	(620,740)	(3,142,760)	(255,133)	(146,327)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst Exceed Defined Risk Fund		Catalyst/Millburn Hedge Strategy Fund
			(Consolidated)

	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Operations:
Net investment income (loss)	$55,008	$24,139	$(16,159,111)	$(9,098,934)
Net realized gain (loss) on investments	372,451	164,552	(128,340,255)	77,455,454
Net change in unrealized appreciation (depreciation) on investments	135,025	68,882	332,749,972	(28,266,180)
Net increase in net assets resulting from operations	562,484	257,573	188,250,606	40,090,340

Distributions to Shareholders from:
Net investment income
Class A	(355)	—	—	(2,470,225)
Class C	(661)	—	—	(903,719)
Class I	(16,246)	—	—	(11,035,764)
Net realized gains
Class A	—	—	(13,079,419)	(1,180,110)
Class C	—	—	(10,427,796)	(542,190)
Class I	—	—	(95,650,927)	(4,647,556)
Total distributions to shareholders	(17,262)	—	(119,158,142)	(20,779,564)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	2,128,770	480,482	277,630,396	411,187,710
Class C	1,050,264	165,582	194,370,404	220,139,104
Class I	8,914,750	3,016,229	2,366,843,910	1,895,043,647
Reinvestment of distributions
Class A	311	—	11,703,303	3,406,481
Class C	632	—	9,879,981	1,324,099
Class I	8,700	—	77,717,738	13,668,591
Cost of shares redeemed
Class A	(325,618)	(2,994,778)	(259,035,553)	(107,447,307)
Class C	(120,590)	(47,893)	(75,712,455)	(27,019,460)
Class I	(2,445,439)	(183,050)	(1,051,528,225)	(261,194,492)
Net increase in net assets from share transactions of beneficial interest	9,211,780	436,572	1,551,869,499	2,149,108,373

Total Increase in Net Assets	9,757,002	694,145	1,620,961,963	2,168,419,149

Net Assets:
Beginning of year	3,712,984	3,018,839	2,449,586,986	281,167,837
End of year*	$13,469,986	$3,712,984	$4,070,548,949	$2,449,586,986
* Includes accumulated net investment income (loss) at end of year of:	$54,935	$16,378	$(105,523,030)	$12,183,487

Share Activity:
Class A
Shares Sold	217,864	51,092	8,865,539	13,877,367
Shares Reinvested	31	—	366,077	117,593
Shares Redeemed	(33,090)	(332,298)	(8,385,559)	(3,648,620)
Net increase (decrease) in shares of Beneficial interest	184,805	(281,206)	846,057	10,346,340

Class C
Shares Sold	110,372	18,010	6,279,429	7,425,269
Shares Reinvested	66	—	313,053	45,963
Shares Redeemed	(12,598)	(5,586)	(2,486,886)	(910,731)
Net increase in shares of Beneficial interest	97,840	12,424	4,105,596	6,560,501

Class I
Shares Sold	903,475	316,433	75,344,112	63,544,340
Shares Reinvested	872	—	2,421,868	471,164
Shares Redeemed	(244,777)	(19,706)	(34,373,738)	(8,733,767)
Net increase in shares of Beneficial interest	659,570	296,727	43,392,242	55,281,737

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst Exceed Defined Shield Fund
	Period Ended	Year Ended	Year Ended
	June 30, 2018	November 30, 2017 (b)	November 30, 2016
Operations:
Net investment income	$138,109	$113,131	$54,191
Net realized gain on investments	1,822,367	3,136,807	24,269
Net change in unrealized appreciation (depreciation) on investments	(1,297,719)	494,282	1,318,297
Net increase in net assets resulting from operations	662,757	3,744,220	1,396,757

Distributions to Shareholders from:
Net investment income
Class A	(29,195)	(40,508)	—
Class C	(523)	—	—
Class I	(60,216)	(56,099)	—
Net realized gains
Class A	(1,843,556)	(36,303)	(3,114)
Class C	(22,718)	—	—
Class I	(1,769,892)	(36,990)	(9,376)
Total distributions to shareholders	(3,726,100)	(169,900)	(12,490)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	4,245,846	6,711,991	14,174,294
Class C (a)	632,917	190,435	—
Class I	4,826,421	7,957,159	12,346,209
Reinvestment of distributions
Class A	1,659,472	75,128	2,774
Class C (a)	23,241	—	—
Class I	1,318,881	84,958	8,672
Cost of shares redeemed
Class A	(2,797,122)	(5,085,727)	(6,358,722)
Class C (a)	(60,707)	(1,038)	—
Class I	(4,811,546)	(7,042,181)	(7,887,318)
Redemption Fees
Class A	—	—	5,404
Class I	—	—	7,044
Net increase in net assets from share transactions of beneficial interest	5,037,403	2,890,725	12,298,357

Total Increase in Net Assets	1,974,060	6,465,045	13,682,624

Net Assets:
Beginning of year/period	28,973,574	22,508,529	8,825,905
End of year/period*	$30,947,634	$28,973,574	$22,508,529
* Includes accumulated net investment income at end of year/period of:	$118,890	$70,715	$54,191

Share Activity:
Class A
Shares Sold	415,093	623,544	1,490,156
Shares Reinvested	163,173	7,328	284
Shares Redeemed	(272,004)	(468,519)	(647,741)
Net increase in shares of Beneficial interest	306,262	162,353	842,699

Class C (a)
Shares Sold	61,725	16,808	—
Shares Reinvested	2,299	—	—
Shares Redeemed	(5,405)	(91)	—
Net increase in shares of Beneficial interest	58,619	16,717	—

Class I
Shares Sold	461,912	741,043	1,303,748
Shares Reinvested	129,175	8,257	886
Shares Redeemed	(462,636)	(640,283)	(817,784)
Net increase in shares of Beneficial interest	128,451	109,017	486,850

(a)	Class C commenced operations on September 5, 2017.

(b)	The Catalyst Exceed Defined Shield Fund changed its fiscal year end from November 30 to June 30.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Long/Short Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015		June 30, 2014
Net asset value, beginning of year	$9.37	$9.25	$10.90	$11.62		$10.34
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.05)	0.05	(0.21)	(0.20)		(0.14)
Net realized and unrealized gain (loss) on investments	(0.30)	0.07	(1.44)	(0.37)		1.81
Total from investment operations	(0.35)	0.12	(1.65)	(0.57)		1.67
LESS DISTRIBUTIONS:
From net realized gains on investments	—	—	—	(0.15)		(0.39)
Total distributions	—	—	—	(0.15)		(0.39)
Net asset value, end of year	$9.02	$9.37	$9.25	$10.90		$11.62
Total return (B)	(3.74)%	1.30%	(15.14)%	(4.88	)% (G,H)	16.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,013	$2,169	$3,862	$9,375		$10,541
Ratios to average net assets (including dividend and interest expense) (C)
Expenses, before wavier and reimbursement (E)	6.09%	4.89%	4.02%	3.55%		5.63%
Expenses, net waiver and reimbursement (E)	2.26%	2.57%	3.29%	3.12%		3.60%
Ratios of net Investment (loss) (including dividend and interest expense)
Net investment (loss), before waiver and reimbursement (E,F)	(4.39)%	(1.87)%	(1.71)%	(2.24)%		(3.32)%
Net investment income (loss), net waiver and reimbursement (E,F)	(0.56)%	0.45%	(2.03)%	(1.81)%		(1.29)%
Portfolio turnover rate	124%	121%	184%	239%		207%

	Class C
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015		June 30, 2014
Net asset value, beginning of year	$9.03	$9.00	$10.68	$11.47		$10.25
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.12)	(0.04)	(0.28)	(0.27)		(0.22)
Net realized and unrealized gain (loss) on investments	(0.29)	0.07	(1.40)	(0.37)		1.83
Total from investment operations	(0.41)	0.03	(1.68)	(0.64)		1.61
LESS DISTRIBUTIONS:
From net realized gains on investments	—	—	—	(0.15)		(0.39)
Total distributions	—	—	—	(0.15)		(0.39)
Net asset value, end of year	$8.62	$9.03	$9.00	$10.68		$11.47
Total return (B)	(4.54)%	0.33%	(15.73)%	(5.56	)% (G,H)	16.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$612	$954	$1,193	$2,444		$2,341
Ratios to average net assets (including dividend and interest expense) (D)
Expenses, before wavier and reimbursement (E)	6.84%	5.60%	4.77%	4.30%		6.38%
Expenses, net waiver and reimbursement (E)	3.01%	3.27%	4.11%	3.87%		4.35%
Ratios of net Investment (loss) (including dividend and interest expense)
Net investment (loss), before waiver and reimbursement (E)(F)	(5.23)%	(2.73)%	(2.48)%	(2.98)%		(4.11)%
Net investment (loss), net waiver and reimbursement (E)(F)	(1.36)%	(0.40)%	(2.81)%	(2.54)%		(2.08)%
Portfolio turnover rate	124%	121%	184%	239%		207%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	5.58%	4.09%	2.48%	2.11%	3.48%
Expenses, net waiver and reimbursement	1.75%	1.75%	1.75%	1.67%	1.45%

(D)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	6.33%	4.85%	3.23%	2.86%	4.23%
Expenses, net waiver and reimbursement	2.50%	2.50%	2.50%	2.42%	2.20%

(E)	Does not include expenses of the underlying investment companies in which the Fund invests.

(F)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(G)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(H)	Includes increase from payments made by the Administrator of 0.26% related to the pricing errors reimbursement. Without these transactions, total return would have been (5.14)% for the A shares and (5.82)% for the C shares.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Long/Short Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015		June 30, 2014 (A)
Net asset value, beginning of year/period	$9.46	$9.32	$10.95	$11.62		$11.87
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(B)	(0.03)	0.10	(0.17)	(0.25)		(0.01)
Net realized and unrealized gain (loss) on investments	(0.31)	0.04	(1.46)	(0.27)		(0.24	) (F)
Total from investment operations	(0.34)	0.14	(1.63)	(0.52)		(0.25)
LESS DISTRIBUTIONS:
From net realized gains on investments	—	—	—	(0.15)		—
Total distributions	—	—	—	(0.15)		—
Net asset value, end of year/period	$9.12	$9.46	$9.32	$10.95		$11.62
Total return (C)	(3.59)%	1.50%	(14.89)%	(4.44	)% (J,K)	(2.11	)% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$198	$324	$770	$5,054		$200
Ratios to average net assets (including dividend and interest expense) (G)
Expenses, before waiver and reimbursement (H)	5.84%	4.54%	3.77%	3.31%		3.89	% (E)
Expenses, net waiver and reimbursement (H)	2.01%	2.22%	2.77%	2.70%		3.25	% (E)
Ratios of net Investment (loss) (including dividend and interest expense)
Net investment (loss), before waiver and reimbursement (H)(I)	(4.07)%	(1.31)%	(1.41)%	(3.01)%		(1.44	)% (E)
Net investment income (loss), net waiver and reimbursement (H)(I)	(0.26)%	0.99%	(1.68)%	(2.36)%		(0.80	)% (E)
Portfolio turnover rate	124%	121%	184%	239%		207%

(A)	The Catalyst Insider Long/Short Fund Class I commenced operations on June 6, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the year/period ended June 30, 2014, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(G)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	5.33%	3.81%	2.23%	1.90%	1.89	% (E)
Expenses, net waiver and reimbursement	1.50%	1.50%	1.38%	1.25%	1.25	% (E)

(H)	Does not include expenses of the underlying investment companies in which the Fund invests.

(I)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(J)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(K)	Includes increase from payments made by the Administrator of 0.26% related to the pricing errors reimbursement. Without these transactions, total return would have been (4.70)%.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Hedged Commodity Strategy Fund
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year/Period

	Class A
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016 (A)
Net asset value, beginning of year/period	$10.96	$10.90	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.13)	(0.17)	(0.14)
Net realized and unrealized gain on investments	0.08	0.35	1.04
Total from investment operations	(0.05)	0.18	0.90
LESS DISTRIBUTIONS:
From net investment income	(0.16)	(0.11)	—
From net realized gains on investments	—	(0.01)	—
Total distributions	(0.16)	(0.12)	—
Net asset value, end of year/period	$10.75	$10.96	$10.90
Total return (C)	(0.48)%	1.73%	9.00	% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$24,855	$39,938	$9,107
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	2.33%	2.24%	3.51	% (E)
Expenses, net waiver and reimbursement (F)	2.24%	2.24%	2.24	% (E)
Net investment loss, before waiver and reimbursement (F,G)	(1.26)%	(1.62)%	(3.02	)% (E)
Net investment loss, net waiver and reimbursement (F,G)	(1.17)%	(1.62)%	(1.81	)% (E)
Portfolio turnover rate	0%	19%	194	% (D)

	Class C
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016 (A)
Net asset value, beginning of year/period	$10.86	$10.84	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.21)	(0.25)	(0.20)
Net realized and unrealized gain (loss) on investments	0.07	0.36	1.04
Total from investment operations	(0.14)	0.11	0.84
LESS DISTRIBUTIONS:
From net investment income	(0.11)	(0.08)	—
From net realized gains on investments	—	(0.01)	—
Total distributions	(0.11)	(0.09)	—
Net asset value, end of year/period	$10.61	$10.86	$10.84
Total return (C)	(1.31)%	1.10%	8.40	% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$10,487	$13,504	$2,547
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	3.08%	2.99%	4.26	% (E)
Expenses, net waiver and reimbursement (F)	2.99%	2.99%	2.99	% (E)
Net investment loss, before waiver and reimbursement (F,G)	(2.00)%	(2.35)%	(3.79	)% (E)
Net investment loss, net waiver and reimbursement (F,G)	(1.91)%	(2.35)%	(2.60	)% (E)
Portfolio turnover rate	0%	19%	194	% (D)

(A)	The Catalyst Hedged Commodity Strategy Fund Class A, Class C and Class I shares commenced operations on September 30, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst Hedged Commodity Strategy Fund (Continued)
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016 (A)
Net asset value, beginning of year/period	$11.00	$10.92	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.10)	(0.15)	(0.12)
Net realized and unrealized gain on investments	0.08	0.36	1.04
Total from investment operations	(0.02)	0.21	0.92
LESS DISTRIBUTIONS:
From net investment income	(0.19)	(0.12)	—
From net realized gains on investments	—	(0.01)	—
Total distributions	(0.19)	(0.13)	—
Net asset value, end of year/period	$10.79	$11.00	$10.92
Total return (C)	(0.22)%	2.00%	9.20	% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$51,708	$60,447	$6,249
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	2.08%	1.99%	3.26	% (E)
Expenses, net waiver and reimbursement (F)	1.99%	1.99%	1.99	% (E)
Net investment loss, before waiver and reimbursement (F,G)	(0.99)%	(1.36)%	(2.92	)% (E)
Net investment loss, net waiver and reimbursement (F,G)	(0.90)%	(1.36)%	(1.58	)% (E)
Portfolio turnover rate	0%	19%	194	% (D)

(A)	The Catalyst Hedged Commodity Strategy Fund Class I shares commenced operations on September 30, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst Hedged Futures Strategy Fund
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class A
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015		June 30, 2014 (A)
Net asset value, beginning of year/period	$8.61	$11.41	$10.86	$10.77		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.11)	(0.16)	(0.20)	(0.23)		(0.19)
Net realized and unrealized gain (loss) on investments	(0.43)	(1.56)	0.89	0.42		0.96
Total from investment operations	(0.54)	(1.72)	0.69	0.19		0.77
LESS DISTRIBUTIONS:
From net realized gains on investments	—	(1.08)	(0.14)	(0.10)		—
Total distributions	—	(1.08)	(0.14)	(0.10)		—
Net asset value, end of year/period	$8.07	$8.61	$11.41	$10.86		$10.77
Total return (C)	(6.27)%	(16.39)%	6.39%	1.83	% (D)	7.70	% (D,E)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$165,433	$634,388	$1,096,675	$392,282		$82,458
Ratios to average net assets (including interest expense)
Ratio of expenses to average net assets (F,G)	2.26%	2.20%	2.17%	2.19%		2.29	% (H)
Ratio of net investment loss to average net assets (F,I)	(1.28)%	(1.51)%	(1.80)%	(2.12)%		(2.25	)% (H)
Portfolio turnover rate	0%	54%	177%	0%		0	% (E)

	Class C
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015		June 30, 2014 (A)
Net asset value, beginning of year/period	$8.35	$11.17	$10.71	$10.70		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.16)	(0.23)	(0.28)	(0.30)		(0.26)
Net realized and unrealized gain (loss) on investments	(0.43)	(1.51)	0.88	0.41		0.96
Total from investment operations	(0.59)	(1.74)	0.60	0.11		0.70
LESS DISTRIBUTIONS:
From net realized gains on investments	—	(1.08)	(0.14)	(0.10)		—
Total distributions	—	(1.08)	(0.14)	(0.10)		—
Net asset value, end of year/period	$7.76	$8.35	$11.17	$10.71		$10.70
Total return (C)	(7.07)%	(17.02)%	5.63%	1.09	% (D)	7.00	% (D,E)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$106,913	$270,360	$323,055	$103,602		$13,512
Ratios to average net assets (including interest expense)
Ratio of expenses to average net assets (F,G)	3.02%	2.95%	2.92%	2.94%		3.04	% (H)
Ratio of net investment loss to average net assets (F,I)	(2.04)%	(2.25)%	(2.55)%	(2.87)%		(2.98	)% (H)
Portfolio turnover rate	0%	54%	177%	0%		0	% (E)

(A)	The Catalyst Hedged Futures Strategy Fund Class A and Class C shares commenced operations on August 30, 2013.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(E)	Not annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Ratio of expenses to average net assets (excluding interest expense) for June 30, 2018.

Class A	2.24%	2.16%
Class C	3.00%	2.91%

(H)	Annualized.

(I)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Hedged Futures Strategy Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015		June 30, 2014 (A)
Net asset value, beginning of year/period	$8.70	$11.48	$10.90	$10.78		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.09)	(0.13)	(0.17)	(0.20)		(0.17)
Net realized and unrealized gain (loss) on investments	(0.44)	(1.57)	0.89	0.42		0.95
Total from investment operations	(0.53)	(1.70)	0.72	0.22		0.78
LESS DISTRIBUTIONS:
From net realized gains on investments	—	(1.08)	(0.14)	(0.10)		—
Total distributions	—	(1.08)	(0.14)	(0.10)		—
Net asset value, end of year/period	$8.17	$8.70	$11.48	$10.90		$10.78
Total return (C)	(6.09)%	(16.17)%	6.64%	2.11	% (D)	7.80	% (D,E)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$542,712	$1,523,114	$1,898,708	$579,682		$62,485
Ratios to average net assets (including interest expense)
Ratio of expenses to average net assets (F,H)	2.02%	1.95%	1.92%	1.94%		2.04	% (G)
Ratio of net investment loss to average net assets (F,I)	(1.03)%	(1.25)%	(1.54)%	(1.87)%		(1.96	)% (G)
Portfolio turnover rate	0%	54%	177%	0%		0	% (E)

(A)	The Catalyst Hedged Futures Strategy Fund Class I shares commenced operations on August 30, 2013.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(E)	Not annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Annualized.

(H)	Ratio of expenses to average net assets (excluding dividend and interest expense) for June 30, 2018.

2.00%	1.91%

(I)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Systematic Alpha Fund (Consolidated) (Formerly, Catalyst Intelligent Alternative Fund)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class A
	For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Period Ended
	June 30, 2018		June 30, 2017		June 30, 2016		June 30, 2015 (A)
Net asset value, beginning of year/period	$9.45		$9.84		$9.65		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.02		0.07		0.04		0.15
Net realized and unrealized gain (loss) on investments	(0.54)		(0.45	) (C)	0.25		(0.45)
Total from investment operations	(0.52)		(0.38)		0.29		(0.30)
LESS DISTRIBUTIONS:
From net investment income	—		(0.01)		(0.07)		(0.05)
From net realized gains on investments	—		—		(0.03)		(0.00	) (D)
Total distributions	—		(0.01)		(0.10)		(0.05)
Net asset value, end of year/period	$8.93		$9.45		$9.84		$9.65
Total return (E)	(5.50	)% (F)	(3.87	)% (F)	2.93	% (F)	(2.92	)% (G)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$2,157		$360		$573		$200
Ratios to average net assets(including dividend and interest expense) (H)
Expenses, before waiver and reimbursement (J)	4.24%		3.96%		4.77%		8.50	% (K)
Expenses, net waiver and reimbursement (J)	1.86%		0.60%		0.68%		2.07	% (K)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (J,L)	(2.12)%		(2.67)%		(3.13)%		(4.76	)% (K)
Net investment income, net waiver and reimbursement (J,L)	0.25%		0.69%		0.45%		1.66	% (K)
Portfolio turnover rate	116%		17%		137%		366	% (G)

	Class C
	For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Period Ended
	June 30, 2018		June 30, 2017		June 30, 2016		June 30, 2015
Net asset value, beginning of year/period	$9.30		$9.75		$9.64		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.06)		0.06		(0.03)		0.01
Net realized and unrealized gain (loss) on investments	(0.52)		(0.51	) (C)	0.23	(C)	(0.37)
Total from investment operations	(0.58)		(0.45)		0.20		(0.36)
LESS DISTRIBUTIONS:
From net investment income	—		—		(0.06)		—
From net realized gains on investments	—		—		(0.03)		(0.00	) (D)
Total distributions	—		—		(0.09)		(0.00)
Net asset value, end of year/period	$8.72		$9.30		$9.75		$9.64
Total return (E)	(6.24	)% (F)	(4.62	)% (F)	2.04	% (F)	(3.56	)% (G)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$269		$190		$337		$9
Ratios to average net assets(including dividend and interest expense) (I)
Expenses, before waiver and reimbursement (J)	4.82%		4.71%		5.52%		9.25	% (K)
Expenses, net waiver and reimbursement (J)	2.31%		1.35%		1.38%		2.82	% (K)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (J,L)	(3.21)%		(2.72)%		(5.42)%		(6.29	)% (K)
Net investment income (loss), net waiver and reimbursement (J,L)	(0.70)%		0.65%		(0.27)%		0.13	% (K)
Portfolio turnover rate	116%		17%		137%		366	% (G)

(A)	The Catalyst Systematic Alpha Fund Class A and Class C shares commenced operations on July 31, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the periods ended June 30, 2017 and June 30, 2016, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(D)	Represents less than $0.01 per share.

(E)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(F)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(G)	Not annualized.

(H)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	4.24%	3.96%	4.76%	8.47	% (K)
Expenses, net waiver and reimbursement	1.86%	0.60%	0.67%	1.99	% (K)

(I)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	4.82%	4.71%	5.51%	9.22	% (K)
Expenses, net waiver and reimbursement	2.31%	1.35%	1.37%	2.74	% (K)

(J)	Does not include expenses of the underlying investment companies in which the Fund invests.

(K)	Annualized.

(L)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst Systematic Alpha Fund (Consolidated) (Formerly, Catalyst Intelligent Alternative Fund) (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Period Ended
	June 30, 2018		June 30, 2017		June 30, 2016		June 30, 2015 (A)
Net asset value, beginning of year/period	$9.40		$9.84		$9.64		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.03		0.11		0.06		0.25
Net realized and unrealized gain (loss) on investments	(0.52)		(0.46	) (C)	0.24	(C)	(0.55)
Total from investment operations	(0.49)		(0.35)		0.30		(0.30)
LESS DISTRIBUTIONS:
From net investment income	—		(0.09)		(0.07)		(0.06)
From net realized gains on investments	—		—		(0.03)		(0.00	) (D)
Total distributions	—		(0.09)		(0.10)		(0.06)
Net asset value, end of year/period	$8.91		$9.40		$9.84		$9.64
Total return (E)	(5.21	)% (F)	(3.61	)% (F)	3.11	% (F)	(2.98	)% (G)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$2,837		$1,742		$526		$66
Ratios to average net assets(including dividend and interest expense) (H)
Expenses, before waiver and reimbursement (I)	3.81%		3.14%		4.52%		8.25	% (J)
Expenses, net waiver and reimbursement (I)	1.36%		0.35%		0.46%		1.82	% (J)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (I,K)	(2.17)%		(1.66)%		(4.50)%		(3.98	)% (J)
Net investment income, net waiver and reimbursement (I,K)	0.29%		1.13%		1.12%		2.45	% (J)
Portfolio turnover rate	116%		17%		137%		366	% (G)

(A)	The Catalyst Systematic Alpha Fund Class I shares commenced operations on July 31, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the periods ended June 30, 2017 and June 30, 2016, primarily due to timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(D)	Represents less than $0.01 per share.

(E)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(F)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(G)	Not annualized.

(H)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	3.81%	3.14%	4.51%	8.22	% (J)
Expenses, net waiver and reimbursement	1.36%	0.35%	0.45%	1.74	% (J)

(I)	Does not include expenses of the underlying investment companies in which the Fund invests.

(J)	Annualized.

(K)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst Macro Strategy Fund
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year/Period

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014(A)
Net asset value, beginning of year/period	$8.39	$9.94	$10.67	$10.26	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.15)	(0.21)	(0.31)	(0.13)	0.01
Net realized and unrealized gain (loss) on investments	(1.96)	(1.34)	(0.33)	1.97	(J)	0.25
Total from investment operations	(2.11)	(1.55)	(0.64)	1.84	0.26
LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.08)	—
From net realized gains on investments	—	—	(0.09)	(1.35)	—
Total distributions	—	—	(0.09)	(1.43)	—
Net asset value, end of year/period	$6.28	$8.39	$9.94	$10.67	$10.26
Total return (C)	(25.15	)% (K)	(15.59)%	(6.15)%	20.94%	2.60	% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$4,133	$7,704	$28,328	$11,090	$5,560
Ratios to average net assets(including interest and dividend expense) (H)
Expenses, before waiver and reimbursement (F)	2.67%	3.23%	2.84%	2.51%	2.22	% (E)
Expenses, net waiver and reimbursement (F)	2.03%	2.94%	2.80%	2.09%	1.95	% (E)
Ratios of net Investment income (loss) (including interest and dividend expense)
Net investment income (loss), before waiver and reimbursement (F,G)	(2.48)%	(2.61)%	(2.66)%	(1.69)%	0.10	% (E)
Net investment income (loss), net waiver and reimbursement (F,G)	(1.84)%	(2.33)%	(2.62)%	(1.28)%	0.37	% (E)
Portfolio turnover rate	282%	188%	606%	607%	204	% (D)

Class C
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014 (A)
Net asset value, beginning of year/period	$8.30	$9.90	$10.70	$10.24	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.21)	(0.27)	(0.29)	(0.11)	(0.01)
Net realized and unrealized gain (loss) on investments	(1.93)	(1.33)	(0.42)	1.92	(J)	0.25
Total from investment operations	(2.14)	(1.60)	(0.71)	1.81	0.24
LESS DISTRIBUTIONS:
From net realized gains on investments	—	—	(0.09)	(1.35)	—
Total distributions	—	—	(0.09)	(1.35)	—
Net asset value, end of year/period	$6.16	$8.30	$9.90	$10.70	$10.24
Total return (C)	(25.78	)% (K)	(16.16)%	(6.79)%	20.53%	2.40	% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$1,318	$3,178	$10,681	$1,175	$32,046
Ratios to average net assets(including interest and dividend expense) (I)
Expenses, before waiver and reimbursement (F)	3.43%	4.02%	3.76%	3.26%	2.97	% (E)
Expenses, net waiver and reimbursement (F)	2.77%	3.74%	3.62%	2.84%	2.70	% (E)
Ratios of net Investment income (loss) (including interest and dividend expense)
Net investment loss, before waiver and reimbursement (F,G)	(3.23)%	(3.40)%	(2.70)%	(1.48)%	(0.59	)% (E)
Net investment loss, net waiver and reimbursement (F,G)	(2.58)%	(3.12)%	(2.56)%	(1.06)%	(0.32	)% (E)
Portfolio turnover rate	282%	188%	606%	607%	204	% (D)

(A)	The Catalyst Macro Strategy Fund Class A, Class C shares commenced operations on March 11, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H)	Ratios to average net assets (excluding interest and dividend expense)

Expenses, before waiver and reimbursement	2.60%	2.23%	1.99%	2.37%	2.22	% (E)
Expenses, net waiver and reimbursement	1.95%	1.95%	1.95%	1.95%	1.95	% (E)

(I)	Ratios to average net assets (excluding interest and dividend expense)

Expenses, before waiver and reimbursement	3.35%	2.98%	2.84%	3.12%	2.97	% (E)
Expenses, net waiver and reimbursement	2.70%	2.70%	2.70%	2.70%	2.70	% (E)

(J)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended June 30, 2015, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(K)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst Macro Strategy Fund (Continued)
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year/Period

Class I
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014 (A)
Net asset value, beginning of year/period	$8.44	$9.97	$10.69	$10.26	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.13)	(0.19)	(0.23)	(0.13)	0.02
Net realized and unrealized gain (loss) on investments	(1.98)	(1.34)	(0.40)	2.02	(I)	0.24
Total from investment operations	(2.11)	(1.53)	(0.63)	1.89	0.26
LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.11)	—
From net realized gains on investments	—	—	(0.09)	(1.35)	—
Total distributions	—	—	(0.09)	(1.46)	—
Net asset value, end of year/period	$6.33	$8.44	$9.97	$10.69	$10.26
Total return (C)	(25.00	)% (J)	(15.35)%	(6.04)%	21.49%	2.60	% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$4,809	$11,651	$45,215	$14,529	$5,336
Ratios to average net assets(including interest and dividend expense) (H)
Expenses, before waiver and reimbursement (F)	2.42%	3.06%	2.66%	2.26%	1.97	% (E)
Expenses, net waiver and reimbursement (F)	1.77%	2.80%	2.57%	1.84%	1.70	% (E)
Ratios of net Investment income (loss) (including interest and dividend expense)
Net investment income (loss), before waiver and reimbursement (F,G)	(2.24)%	(2.42)%	(2.10)%	(1.69)%	0.31	% (E)
Net investment income (loss), net waiver and reimbursement (F,G)	(1.58)%	(2.16)%	(2.01)%	(1.27)%	0.58	% (E)
Portfolio turnover rate	282%	188%	606%	607%	204	% (D)

(A)	The Catalyst Macro Strategy Fund Class I shares commenced operations on March 11, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H)	Ratios to average net assets (excluding interest and dividend expense)

Expenses, before waiver and reimbursement	2.35%	1.96%	1.79%	2.12%	1.97	% (E)
Expenses, net waiver and reimbursement	1.70%	1.70%	1.70%	1.70%	1.70	% (E)

(I)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended June 30, 2015, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(J)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst Multi-Strategy Fund (Formerly, Catalyst Auctos/Multi Strategy Fund)
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year/Period

	Class A
	For the		For the	For the
	Year Ended		Year Ended	Period Ended
	June 30, 2018		June 30, 2017	June 30, 2016 (A)
Net asset value, beginning of year/period	$14.79		$15.51	$15.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.17)		(0.27)	(0.27)
Net realized and unrealized gain (loss) on investments	0.00	(F,I)	(0.43)	0.23	(F)
Total from investment operations	(0.17)		(0.70)	(0.04)
LESS DISTRIBUTIONS:
From net investment income	—		(0.02)	—
Total distributions	—		(0.02)	—
Net asset value, end of year/period	$14.62		$14.79	$15.51
Total return (C)	(1.15)%		(4.51)%	(0.26	)% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$253		$653	$1,856
Ratios to average net assets (G)
Expenses, before waiver and reimbursement (J)	3.22%		2.82%	3.15	% (E)
Expenses, net waiver and reimbursement (J)	2.24%		2.26%	2.24	% (E)
Ratios of net Investment income (loss) (including interest expense)
Net investment loss, before waiver and reimbursement (J,K)	(2.13)%		(2.34)%	(2.52	)% (E)
Net investment loss net waiver and reimbursement (J,K)	(1.15)%		(1.78)%	(1.94	)% (E)
Portfolio turnover rate	0%		0%	0	% (D)

	Class C
	For the		For the	For the
	Year Ended		Year Ended	Period Ended
	June 30, 2018		June 30, 2017	June 30, 2016 (A)
Net asset value, beginning of year/period	$14.61		$15.40	$15.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.27)		(0.37)	(0.36)
Net realized and unrealized gain (loss) on investments	(0.01	) (F)	(0.42)	0.21	(F)
Total from investment operations	(0.28)		(0.79)	(0.15)
Net asset value, end of year/period	$14.33		$14.61	$15.40
Total return (C)	(1.92)%		(5.13)%	(0.96	)% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$308		$421	$577
Ratios to average net assets (H)
Expenses, before waiver and reimbursement	4.06%		3.59%	3.90	% (E)
Expenses, net waiver and reimbursement	2.99%		3.01%	2.99	% (E)
Ratios of net Investment income (loss) (including interest expense)
Net investment loss, before waiver and reimbursement (J,K)	(2.94)%		(3.10)%	(3.68	)% (E)
Net investment loss net waiver and reimbursement (J,K)	(1.86)%		(2.52)%	(2.70	)% (E)
Portfolio turnover rate	0%		0%	0	% (D)

(A)	The Catalyst Multi-Strategy Fund Class A and Class C shares commenced operations on August 13, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended June 30, 2016, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(G)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	3.22%	2.80%	3.15	% (E)
Expenses, net waiver and reimbursement	2.24%	2.24%	2.24	% (E)

(H)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	4.06%	3.57%	3.90	% (E)
Expenses, net waiver and reimbursement	2.99%	2.99%	2.99	% (E)

(I)	Amount is less than $0.005.

(J)	Does not include expenses of the underlying investment companies in which the Fund invests.

(K)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst Multi-Strategy Fund (Formerly, Catalyst Auctos/Multi Strategy Fund) (Continued)
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the		For the	For the
	Year Ended		Year Ended	Period Ended
	June 30, 2018		June 30, 2017	June 30, 2016 (A)
Net asset value, beginning of year/period	$14.79		$15.55	$15.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.13)		(0.23)	(0.23)
Net realized and unrealized gain (loss) on investments	(0.02	) (F)	(0.43)	0.23	(F)
Total from investment operations	(0.15)		(0.66)	0.00
LESS DISTRIBUTIONS:
From net investment income	—		(0.10)	—
Total distributions	—		(0.10)	—
Net asset value, end of year/period	$14.64		$14.79	$15.55
Total return (C)	(1.01)%		(4.21)%	0	% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$5,335		$9,159	$11,905
Ratios to average net assets (G)
Expenses, before waiver and reimbursement (H)	2.99%		2.58%	2.90	% (E)
Expenses, net waiver and reimbursement (H)	1.99%		2.01%	1.99	% (E)
Ratios of net Investment income (loss) (including interest expense)
Net investment loss, before waiver and reimbursement (H,I)	(1.89)%		(2.09)%	(2.78	)% (E)
Net investment loss net waiver and reimbursement (H,I)	(0.89)%		(1.52)%	(1.72	)% (E)
Portfolio turnover rate	0%		0%	0	% (D)

(A)	The Catalyst Multi-Strategy Fund Class I shares commenced operations on August 13, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended June 30, 2016, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(G)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.99%	2.56%	2.90	% (E)
Expenses, net waiver and reimbursement	1.99%	1.99%	1.99	% (E)

(H)	Does not include expenses of the underlying investment companies in which the Fund invests.

(I)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst Exceed Defined Risk Fund
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class A
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2018		June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014 (A)
Net asset value, beginning of year/period	$9.55		$8.40	$11.94	$10.64	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.04		0.17	(0.04)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments	0.52		0.98	(1.90)	1.55	0.65
Total from investment operations	0.56		1.15	(1.94)	1.52	0.64
LESS DISTRIBUTIONS:
From net investment income	(0.00	) (H)	—	—	—	—
From net realized gains on investments	—		—	(1.60)	(0.22)	—
Total distributions	(0.00)		—	(1.60)	(0.22)	—
Net asset value, end of year/period	$10.11		$9.55	$8.40	$11.94	$10.64
Total return (C)	5.88%		13.69%	(17.03)%	14.34%	6.40	% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$2,503		$599	$2,888	$6,426	$5,879
Ratios to average net assets (including dividend and interest expense) (F)
Expenses, before waiver and reimbursement (I)	2.69%		4.87%	2.86%	2.42%	4.62	% (E)
Expenses, net waiver and reimbursement (I)	1.51%		1.53%	1.51%	1.50%	1.50	% (E)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (I)(J)	(0.80)%		(1.42)%	(1.77)%	(1.14)%	(3.35	)% (E)
Net investment income (loss), net waiver and reimbursement (I)(J)	0.38%		1.92%	(0.40)%	(0.23)%	(0.23	)% (E)
Portfolio turnover rate	177%		292%	153%	216%	38	% (D)

	Class C
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2018		June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014 (A)
Net asset value, beginning of year/period	$9.24		$8.21	$11.80	$10.59	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.03)		(0.05)	(0.12)	(0.15)	(0.05)
Net realized and unrealized gain (loss) on investments	0.51		1.08	(1.87)	1.58	0.64
Total from investment operations	0.48		1.03	(1.99)	1.43	0.59
LESS DISTRIBUTIONS:
From net investment income	(0.01)		—	—	—	—
From net realized gains on investments	—		—	(1.60)	(0.22)	—
Total distributions	(0.01)		—	(1.60)	(0.22)	—
Net asset value, end of year/period	$9.71		$9.24	$8.21	$11.80	$10.59
Total return (C)	5.20%		12.55%	(17.70)%	13.55%	5.90	% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$1,138		$179	$57	$214	$9
Ratios to average net assets(including dividend and interest expense) (G)
Expenses, before waiver and reimbursement (I)	3.47%		8.94%	3.61%	3.17%	5.37	% (E)
Expenses, net waiver and reimbursement (I)	2.26%		2.31%	2.24%	2.25%	2.25	% (E)
Ratios of net Investment loss (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (I)(J)	(1.56)%		(7.23)%	(2.53)%	(2.15)%	(4.10	)% (E)
Net investment loss, net waiver and reimbursement (I)(J)	(0.35)%		(0.60)%	(1.21)%	(1.24)%	(0.98	)% (E)
Portfolio turnover rate	177%		292%	153%	216%	38	% (D)

(A)	The Catalyst Exceed Defined Risk Fund Class A and Class C shares commenced operations on December 31, 2013, Class I shares commenced operations on June 6, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	2.68%	4.84%	2.85%	2.42%	4.62	% (E)
Expenses, net waiver and reimbursement	1.50%	1.50%	1.50%	1.50%	1.50	% (E)

(G)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	3.46%	8.88%	3.60%	3.17%	5.37	% (E)
Expenses, net waiver and reimbursement	2.25%	2.25%	2.25%	2.25%	2.25	% (E)

(H)	Represents an amount less than $0.01 per share.

(I)	Does not include expenses of the underlying investment companies in which the Fund invests.

(J)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Exceed Defined Risk Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014 (A)
Net asset value, beginning of year/period	$9.61	$8.44	$11.97	$10.63	$10.67
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.06	—	(0.05)	0.04	(0.00	) (F)
Net realized and unrealized gain (loss) on investments	0.53	1.17	(1.88)	1.52	(0.04	) (G)
Total from investment operations	0.59	1.17	(1.93)	1.56	(0.04)
LESS DISTRIBUTIONS:
From net investment income	(0.02)	—	—	—	—
From net realized gains on investments	—	—	(1.60)	(0.22)	—
Total distributions	(0.02)	—	(1.60)	(0.22)	—
Net asset value, end of year/period	$10.18	$9.61	$8.44	$11.97	$10.63
Total return (C)	6.12%	13.86%	(16.90)%	14.73%	(0.37	)% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$9,829	$2,935	$74	$1,023	$53
Ratios to average net assets(including dividend and interest expense) (H)
Expenses, before waiver and reimbursement (I)	2.43%	9.23%	2.61%	2.17%	2.96	% (E)
Expenses, net waiver and reimbursement (I)	1.26%	1.32%	1.26%	1.25%	1.25	% (E)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (I)(J)	(0.55)%	(7.93)%	(1.54)%	(0.55)%	(2.28	)% (E)
Net investment Income (loss), net waiver and reimbursement (I)(J)	0.62%	(0.02)%	(0.43)%	0.37%	(0.57	)% (E)
Portfolio turnover rate	177%	292%	153%	216%	38	% (D)

(A)	The Catalyst Exceed Defined Risk Fund Class I shares commenced operations on June 6, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Represents an amount less than $0.01 per share.

(G)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the period ended June 30, 2014, primarily due to the class launching on June 6, 2014 which does not represent a full year.

(H)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	2.42%	9.16%	2.60%	2.17%	2.96	% (E)
Expenses, net waiver and reimbursement	1.25%	1.25%	1.25%	1.25%	1.25	% (E)

(I)	Does not include expenses of the underlying investment companies in which the Fund invests.

(J)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Millburn Hedge Strategy Fund
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year/Period

	Class A
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016 (A)
Net asset value, beginning of year/period	$29.82	$28.51	$25.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.29)	(0.25)	(0.05)
Net realized and unrealized gain on investments	2.67	2.08	3.56
Total from investment operations	2.38	1.83	3.51
LESS DISTRIBUTIONS:
From net investment income	—	(0.35)	—
From net realized gains on investments	(1.06)	(0.17)	—
Total distributions	(1.06)	(0.52)	—
Net asset value, end of year/period	$31.14	$29.82	$28.51
Total return (C,D)	7.88%	6.49%	14.04	% (E)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$388,806	$347,156	$36,915
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	2.15%	2.14%	2.25	% (G)
Expenses, net waiver and reimbursement (F)	2.14%	2.13%	2.24	% (G)
Net investment loss, before waiver and reimbursement (F,H)	(0.94)%	(0.85)%	(0.38	)% (G)
Net investment loss, net waiver and reimbursement (F,H)	(0.94)%	(0.85)%	(0.35	)% (G)
Portfolio turnover rate	12%	4%	1	% (E)

	Class C
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016 (A)
Net asset value, beginning of year/period	$29.56	$28.40	$25.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.42)	(0.47)	(0.16)
Net realized and unrealized gain on investments	2.53	2.07	3.56
Total from investment operations	2.11	1.60	3.40
LESS DISTRIBUTIONS:
From net investment income	—	(0.27)	—
From net realized gains on investments	(1.06)	(0.17)	—
Total distributions	(1.06)	(0.44)	—
Net asset value, end of year/period	$30.61	$29.56	$28.40
Total return (C,D)	7.02%	5.70%	13.60	% (E)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$355,968	$222,344	$27,332
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	2.90%	2.89%	3.00	% (G)
Expenses, net waiver and reimbursement (F)	2.89%	2.88%	2.99	% (G)
Net investment loss, before waiver and reimbursement (F,H)	(1.37)%	(1.59)%	(1.24	)% (G)
Net investment loss, net waiver and reimbursement (F,H)	(1.36)%	(1.58)%	(1.22	)% (G)
Portfolio turnover rate	12%	4%	1	% (E)

(A)	The Catalyst/Millburn Hedge Strategy Fund Class A and Class C shares commenced operations on December 28, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(E)	Not annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Annualized.

(H)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst/Millburn Hedge Strategy Fund (Continued)
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016 (A)
Net asset value, beginning of year/period	$29.90	$28.54	$25.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.09)	(0.18)	(0.07)
Net realized and unrealized gain on investments	2.54	2.09	3.61
Total from investment operations	2.45	1.91	3.54
LESS DISTRIBUTIONS:
From net investment income	—	(0.38)	—
From net realized gains on investments	(1.06)	(0.17)	—
Total distributions	(1.06)	(0.55)	—
Net asset value, end of year/period	$31.29	$29.90	$28.54
Total return (C,D)	8.10%	6.76%	14.16	% (E)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$3,325,775	$1,880,087	$216,921
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	1.90%	1.89%	2.00	% (G)
Expenses, net waiver and reimbursement (F)	1.89%	1.88%	1.99	% (G)
Net investment loss, before waiver and reimbursement (F,H)	(0.31)%	(0.59)%	(0.52	)% (G)
Net investment loss, net waiver and reimbursement (F,H)	(0.29)%	(0.58)%	(0.51	)% (G)
Portfolio turnover rate	12%	4%	1	% (E)

(A)	The Catalyst/Millburn Hedge Strategy Fund Class I shares commenced operations on December 28, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(E)	Not annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Annualized.

(H)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst Exceed Defined Shield Fund
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class A
	For the		For the		For the		For the
	Period Ended		Year Ended		Year Ended		Period Ended
	June 30, 2018		November 30, 2017		November 30, 2016		November 30, 2015 (A)
Net asset value, beginning of year/period	$11.54		$10.14		$9.95		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (C)	0.04		0.03		0.01		(0.02)
Net realized and unrealized gain (loss) on investments	0.19		1.44		0.18		(0.03	) (D)
Total from investment operations	0.23		1.47		0.19		(0.05)
LESS DISTRIBUTIONS:
From net investment income	(0.02)		(0.04)		—		—
From net realized gains on investments	(1.45)		(0.03)		(0.01)		—
Total distributions	(1.47)		(0.07)		(0.01)		—
Paid-in-Capital From Redemption Fees (C)	—		—		0.01		(0.00	) (E)
Net asset value, end of year/period	$10.30		$11.54		$10.14		$9.95
Total return (F)	2.15	% (H)	14.57	% (G)	2.03	% (G)	(0.50	)% (H)(G)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$16,320		$14,746		$11,307		$2,712
Ratios to average net assets (including dividend and interest expense) (I)
Expenses, before waiver and reimbursement	2.14	% (J)	2.93%		3.04%		10.32	% (J)
Expenses, net waiver and reimbursement	1.45	% (J)	1.45%		1.45%		1.48	% (J)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement	(0.01	)% (J)	(1.19)%		(1.45)%		(9.14	)% (J)
Net investment income (loss), net waiver and reimbursement	0.69	% (J)	0.29%		0.14%		(0.30	)% (J)
Portfolio turnover rate	163	% (H)	160%		89%		41	% (H)

	Class C
	For the		For the
	Period Ended		Period Ended
	June 30, 2018		November 30, 2017 (B)
Net asset value, beginning of period	$11.50		$10.92
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (C)	—		(0.02)
Net realized and unrealized gain (loss) on investments	0.19		0.60
Total from investment operations	0.19		0.58
LESS DISTRIBUTIONS:
From net investment income	(0.03)		—
From net realized gains on investments	(1.45)		—
Total distributions	(1.48)		—
Net asset value, end of period	$10.21		$11.50
Total return (F,H)	1.77%		5.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$769		$192
Ratios to average net assets (including dividend and interest expense) (I)
Expenses, before waiver and reimbursement	2.97	% (J)	2.64	% (J)
Expenses, net waiver and reimbursement	2.20	% (J)	2.20	% (J)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement	(0.75	)% (J)	(1.07	)% (J)
Net investment income (loss), net waiver and reimbursement	0.02	% (J)	(0.63	)% (J)
Portfolio turnover rate	163	% (H)	160	% (H)

(A)	The Catalyst Exceed Defined Shield Fund Class A shares commenced operations on April 14, 2015; date Predecessor Fund commenced operations.

(B)	The Catalyst Exceed Defined Shield Fund Class C shares commenced operations on September 5, 2017.

(C)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(D)	Per share amount does not reflect the actual net realized and unrealized gain/(loss) for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.

(E)	Represents an amount less than $0.01 per share.

(F)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(G)	Total returns prior to Fund inception on September 5, 2017 are based on the performance of the Fund’s Predecessor Fund.

(H)	Not annualized.

(I)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	2.14%		2.93%		1.45%	1.48	% (J)
Expenses, net waiver and reimbursement	1.45%		1.45%		1.45%	1.45	% (J)

Ratios to average net assets
Expenses, before waiver and reimbursement	2.97	% (J)	2.64	% (J)
Expenses, net waiver and reimbursement	2.20	% (J)	2.20	% (J)

(J)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Exceed Defined Shield Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period/Year

	Class I
	For the		For the		For the		For the
	Period Ended		Year Ended		Year Ended		Period Ended
	June 30, 2018		November 30, 2017		November 30, 2016		November 30, 2015 (A)
Net asset value, beginning of period/year	$11.61		$10.18		$9.97		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.06		0.06		0.04		(0.00	) (C)
Net realized and unrealized gain (loss) on investments	0.19		1.45		0.17		(0.03	) (D)
Total from investment operations	0.25		1.51		0.21		(0.03)
LESS DISTRIBUTIONS:
From net investment income	(0.05)		(0.05)		—		—
From net realized gains on investments	(1.45)		(0.03)		(0.01)		—
Total distributions	(1.50)		(0.08)		(0.01)		—
Paid-in-Capital From Redemption Fees (B)	—		—		0.01		0.00	(C)
Net asset value, end of period/year	$10.36		$11.61		$10.18		$9.97
Total return (E)	2.30	% (G)	14.95	% (F)	2.23	% (F)	(0.30	)% (F,G)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (in 000’s)	$13,858		$14,036		$11,202		$6,114
Ratios to average net assets(including dividend and interest expense) (H)
Expenses, before waiver and reimbursement	1.87	% (I)	2.68%		3.01%		8.59	% (I)
Expenses, net waiver and reimbursement	1.20	% (I)	1.20%		1.20%		1.20	% (I)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment income (loss), before waiver and reimbursement	0.25	% (I)	(0.95)%		(1.43)%		(7.42	)% (I)
Net investment Income (loss), net waiver and reimbursement	0.93	% (I)	0.53%		0.38%		(0.03	)% (I)
Portfolio turnover rate	163	% (G)	160%		89%		41	% (G)

(A)	The Catalyst Exceed Defined Shield Fund Class I shares commenced operations on April 14, 2015; date Predecessor Fund commenced operations.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period/year.

(C)	Represents an amount less than $0.01 per share.

(D)	Per share amount does not reflect the actual net realized and unrealized gain/(loss) for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.

(E)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(F)	Total returns prior to Fund inception on September 5, 2017 are based on the performance of the Fund’s Predecessor Fund.

(G)	Not annualized.

(H)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	1.87	% (I)	2.68%	3.01%	8.62	% (I)
Expenses, net waiver and reimbursement	1.20	% (I)	1.20%	1.20%	1.20	% (I)

(I)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
June 30, 2018	ANNUAL REPORT

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of forty series. These financial statements include the following nine series set forth below (each a “Fund” and collectively, the “Funds”). The investment objectives of each Fund are set forth below. The Funds’ investment manager is Catalyst Capital Advisors, LLC (the “Manager” or “CCA”).

Fund	Sub-Advisor	Primary Objective
Catalyst Insider Long/Short (“Insider Long/Short”)		Long-term capital appreciation with low volatility and low correlation to the equity market
Catalyst Hedged Commodity Strategy (“Hedged Commodity”)		Capital appreciation uncorrelated to global equity or commodity markets
Catalyst Hedged Futures Strategy (“Hedged Futures”)		Capital appreciation and capital preservation in all market conditions with low volatility and low correlation to the U.S. equity market
Catalyst Systematic Alpha (“Systematic Alpha”)		Long term capital appreciation with low correlation to U.S. equity market
Catalyst Macro Strategy (“Macro Strategy”)		Long-term capital appreciation with low correlation to the U.S. equity markets.
Catalyst Multi Strategy (“Multi Strategy”)		Capital appreciation uncorrelated to global equity markets
Catalyst Exceed Defined Risk (“Exceed Defined Risk”)	Exceed Advisory LLC	Capital appreciation
Catalyst/Millburn Hedge Strategy (“Millburn Hedge Strategy”)	Millburn Ridgefield Corp.	Superior risk-adjusted returns as compared with a typical long only, non-leveraged equity portfolio
Catalyst Exceed Defined Shield (“Exceed Defined Shield”)	Exceed Advisory LLC	Capital appreciation

The Hedged Commodity, Macro Strategy, Multi Strategy, Millburn Hedged Strategy and Exceed Defined Shield Funds are non-diversified. The Insider Long/Short, Hedged Futures, Systematic Alpha and Exceed Defined Risk Funds are diversified.

Catalyst Exceed Defined Shield Fund changed its fiscal year end from November 30 to June 30 after the November 30, 2017 year end.

Exceed Defined Shield merged with the Exceed Defined Shield Index Fund, (the “Predecessor Fund”) effective as of the close of business on September 1, 2017. The Predecessor Fund was organized originally as an investment company on April 14, 2015. Exceed Defined Shield acquired all of the assets and liabilities of the Predecessor Fund, a series of Forum Funds in a tax-free exchange. In connection with the acquisition, Investor Shares and Institutional Shares of the Predecessor Fund were exchanged for Class A shares and Class I shares of the Exceed Defined Shield Fund, respectively. The net asset value of the Exceed Defied Shield Fund’s shares at the close of business September 1, 2017, after the reorganization, was $10.99 for Class A shares and received securities and cash valued at $15,539,768 in exchange for 1,413,351 Class A shares and $11.05 for Class I shares and received securities and cash valued at $15,589,669 in exchange for 1,410,853 Class I shares. Class C shares commenced operations on September 5, 2017

Effective November 1, 2017 the Catalyst/Auctos Multi Strategy Fund and the Catalyst Intelligent Alternative Fund changed their names to Catalyst Multi Strategy Fund and Catalyst Systematic Alpha Fund respectively.

Currently, all Funds offer Class A, Class C and Class I shares. Each class represents an interest in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

a) Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities including Bank Loans (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end or closed-end investment companies (the “open-end funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of Directors of the open-end funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuation represents fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price. Futures, which are traded on an exchange, are valued at the settlement price determined by the exchange. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap. Foreign currency and forward currency exchange contracts are valued daily at the London Stock Exchange close each day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Funds’ Board of Trustees (the “Board”), pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

Valuation of Prime Meridian Income QP Fund (“Prime Meridian Fund”) – The Hedged Commodity Fund and the Hedged Futures Fund (the “Funds”) invest a portion of their assets in the Prime Meridian Fund. The Prime Meridian Fund measures their investment assets at fair value, and report a net asset value (“NAV”) or pro rata interest in the members’ capital as a practical expedient on a monthly basis. In accordance with Accounting Standards Codification (“ASC”) 820, the Funds have elected to apply the practical expedient to value their investment in the Prime Meridian Fund at the respective NAV each month. For non-month ends, the Valuation Committee estimates the fair value of Prime Meridian Fund based on valuation estimates provided by a third party valuation service that has transparency to all the holdings of the Prime Meridian Fund.

As a limited partner in the Prime Meridian Fund the Funds are limited in the amounts that can be redeemed. Redemptions are monthly and instructions for redemptions must be made 30 days in advance of the month end in which the Funds would like to redeem. The Funds have elected to receive their pro rata shares of principal and interest payments that are subsequently received by the Partnership to the Notes it holds.

As of June 30, 2018, the Funds’ investments in the Prime Meridian Fund were valued at the NAV of the Prime Meridian Fund. The Prime Meridian Fund invests in Loans issued by LendingClub Corporation and also Prosper, Share States and Sofi, and values its underlying investments in accordance with policies established by the General Partner, which ordinarily values holdings using an income approach. The General Partner estimated fair value of the holding is determined after analysis of various inputs including quantitative information about current discount rates and expected cash flows, adjusted for anticipated credit losses and expected prepayments based on published information for similar underlying notes as published by trading platforms. These estimated fair values may differ significantly from the values that would have been used had a market for loans existed. The Funds have no unfunded commitments to purchase Prime Meridian.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2018, for each Fund’s assets and liabilities measured at fair value:

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

Insider Long/Short
Assets (a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$1,870,831	$—	$—	$1,870,831
Short-Term Investments	267,207	—	—	267,207
Total Assets	$2,138,038	$—	$—	$2,138,038

Liabilities (a,b)
Common Stock Sold Short	$(711,863)	$—	$—	$(711,863)
Total Liabilities	$(711,863)	$—	$—	$(711,863)

Hedged Commodity
Assets (a,b)	Level 1	Level 2	Level 3	Total
Call Options Purchased	$21,512,100	$—	$—	$21,512,100
Put Options Purchased	29,786,023	—	—	29,786,023
US Government Securities	—	76,739,603	—	76,739,603
Private Investment Fund (1)	—	—	—	5,262,416
Short-Term Investments	4,508,527	—	—	4,508,527
Total Assets	$55,806,650	$76,739,603	$—	$137,808,669

Liabilities (a,b)
Call Options Written	$(20,271,330)	$—	$—	$(20,271,330)
Put Options Written	(33,518,294)	—	—	(33,518,294)
Total Liabilities	$(53,789,624)	$—	$—	$(53,789,624)

Hedged Futures
Assets (a,b)	Level 1	Level 2	Level 3	Total
Call Options Purchased	4,550,000	—	—	4,550,000
Put Options Purchased	27,031,250	—	—	27,031,250
Private Investment Fund (1)	—	—	—	79,302,525
U.S. Government Securities	—	373,974,821	—	373,974,821
Short-Term Investments	259,318,566	—	—	259,318,566
Total Assets	$290,899,816	$373,974,821	$—	$744,177,162

Liabilities (a,b)
Call Options Written	$(10,138,750)	$—	$—	$(10,138,750)
Put Options Written	(26,331,250)	—	—	(26,331,250)
Total Liabilities	$(36,470,000)	$—	$—	$(36,470,000)

1)	Management has elected to adopt ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) — a consensus of the Emerging Issues Task Force issued, on May 1, 2015. In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been classified in the fair value hierarchy. The fair value amount presented in this table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the statements of assets and liabilities.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

Systematic Alpha
Assets(a,b)	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$3,905,399	$—	$—	$3,905,399
Open Ended Fund	384,515	—	—	384,515
Short-Term Investments	1,249,660	—	—	1,249,660
Total Assets	$5,539,574	$—	$—	$5,539,574
Liabilities(a,b)
Derivative
Open Swaps (c)	$—	$(276,575)	$—	$(276,575)
Total Derivatives	$—	$(276,575)	$—	$(276,575)

Macro Strategy
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$1,939,796	$—	$—	$1,939,796
Put Options Purchased	1,131,079	3,617,179	—	4,748,258
Call Options Purchased	257,960	2,059,255	—	2,317,215
Short-Term Investments	1,381,170	—	—	1,381,170
U.S. Government Securities	—	97,488	—	97,488
Total Assets	$4,710,005	$5,773,922	$—	$10,483,927
Derivatives (a,b)
Liabilities(a,b)
Put Options Written	$(14,100)	$(2,289)	$—	$(16,389)
Call Options Written	(582,889)	(170,936)	—	(753,825)
Open Swaps (c)	—	(213,534)	—	(213,534)
Total Liabilities	$(596,989)	$(386,759)	$—	$(983,748)

Multi Strategy
Assets(a,b)	Level 1	Level 2	Level 3	Total
Short-Term Investments	$5,029,010	$—	$—	$5,029,010
U.S. Government Securities	—	498,281	—	498,281
Total Assets	$5,029,010	$498,281	$—	$5,527,291
Derivatives(a,b)
Assets
Futures Contracts (c)	$26,631	$—	$—	$26,631
Liabilities
Futures Contracts (c)	$(9,613)	$—	$—	$(9,613)
Total Derivatives	$17,018	$—	$—	$17,018

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

Exceed Defined Risk
Assets(a,b)	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$2,313,435	$—	$—	$2,313,435
Corporate Bonds	—	9,163,035	—	9,163,035
United States Government Securities	—	499,040	—	499,040
Call Options Purchased	932,992	578,328	—	1,511,320
Short-Term Investments	684,493	—	—	684,493
Total Assets	$3,930,920	$10,240,403	$—	$14,171,323
Liabilities(a,b)
Call Option Written	$(599,060)	$—	$—	$(599,060)
Put Options Written	(210,284)	(33,556)	—	(243,840)
Total Liabilities	$(809,344)	$(33,556)	$—	$(842,900)

Millburn Hedge Strategy
Assets(a,b)	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$2,010,127,494	$—	$—	$2,010,127,494
United States Government Securities	—	1,143,380,678	—	1,143,380,678
Short-Term Investments	577,645,438	—	—	577,645,438
Total Assets	$2,587,772,932	$1,143,380,678	$—	$3,731,153,610
Derivatives(a,b)
Assets
Futures Contracts (c)	$107,917,657	$—	$—	$107,917,657
Forward Contracts (c)	—	41,100,670	—	41,100,670
Liabilities
Futures Contracts (c)	$(18,735,698)	$—	$—	$(18,735,698)
Forward Contracts (c)	—	(41,279,354)	—	(41,279,354)
Total Derivatives	$89,181,959	$(178,684)	$—	$89,003,275

Exceed Defined Shield
Assets(a,b)	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$3,070,375	$—	$—	$3,070,375
Corporate Bonds	—	23,194,950	—	23,194,950
Convertible Bonds	—	493,357	—	493,357
Call Options Purchased	1,464,836	891,780	—	2,356,616
Put Options Purchased	431,082	65,260	—	496,342
United States Government Securities	—	947,741	—	947,741
Short-Term Investments	635,858	—	—	635,858
Total Assets	$5,602,151	$25,593,088	$—	$31,195,239
Liabilities(a,b)
Call Option Written	$(150,779)	$(16,196)	$—	$(166,975)
Put Options Written	(1,040,024)	(82,868)	—	(1,122,892)
Total Liabilities	$(1,190,803)	$(99,064)	$—	$(1,289,867)

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

The Funds did not hold any Level 3 securities during the period.

(a)	Refer to the Portfolio of Investments for security classifications.

(b)	There were no transfers into or out of Level 1 and Level 2 during the period. It is each Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

(c)	Amounts shown for swaps, futures and forwards are unrealized appreciation/depreciation.

Options – The Funds are subject to equity price risks in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When the Funds write a call or put option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Certain Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolio. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the account of the broker (the Funds’ agent in acquiring the options). For the year ended June 30, 2018, Hedged Commodity, Hedged Futures, Macro Strategy, Exceed Defined Risk and Exceed Defined Shield invested in options.

Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

Swap Agreements – The Systematic Alpha Fund and Macro Strategy Fund may enter into various swap transactions for investment purposes. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Funds amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Funds segregate liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market,

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

Foreign Currency – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds isolate the portion of the results of operations for realized gain and losses resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Unrealized gains and losses resulting from changes in foreign exchange rates on investments are not isolated from changes in the valuation of securities held.

Consolidation of Subsidiaries – CHCSF Fund Limited (Hedged Commodity-CFC), CSACS Fund Limited (Systematic – CFC) , CMSF Fund Limited (Macro Strategy – CFC) ,CAMFMSF Fund Limited (Multi Strategy-CFC) and CMHSF Fund Limited (Millburn-CFC) the (“CFCs”) The Consolidated Portfolios of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets and the Consolidated Financial Highlights of the Funds include the accounts of Hedged Commodity, Multi Strategy, Millburn Hedge Strategy, Systematic Alpha, and Macro Strategy which include the accounts of Hedged Commodity-CFC, Multi Strategy-CFC, Millburn-CFC, Systematic-CFC, and Macro Strategy-CFC, respectively, which all are wholly-owned and controlled foreign subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

The Funds may invest up to 25% of their total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to affect certain investments consistent with the Funds’ investment objectives and policies.

A summary of the each Fund’s investment in their respective CFC is as follows:

	Inception Date of	CFC Net Assets as of	% of Net Assets as of
	CFC	June 30, 2018	June 30, 2018
Hedged Commodity – CFC	6/25/2015	$ 9,293,895	10.68%
Systematic – CFC	12/19/2017	820,054	15.58%
Macro Strategy – CFC	3/28/2018	1,129,311	11.01%
Multi Strategy –CFC	6/25/2015	1,100,488	18.67%
Millburn - CFC	11/2/2015	138,299,886	3.40%

For tax purposes, the CFCs are exempted Cayman investment companies. The CFCs have received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the CFCs are a Controlled Foreign Corporation which generates and is allocated no income which is considered effectively connected with U.S. trade of business and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the CFCs net income and capital gain, to the extent of its earnings and profits, will be included each year in the respective Fund’s investment company taxable income.

In accordance with its investment objectives and through its exposure to the aforementioned managed futures programs, the Funds may have increased or decreased exposure to one or more of the following risk factors defined below:

Derivatives Risk - The use of derivative instruments, such as forwards, futures and options, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

Commodity Risk - Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk - Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk - Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk - Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk - Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

The following derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at June 30, 2018, were as follows:

			Location of derivatives on Statements	Fair value of asset/liability
Fund	Derivative	Risk Type	of Assets and Liabilities	derivatives
Hedged Commodity
	Call options purchased	Commodity	Investments in securities, at value	$21,512,100
	Put options purchased	Commodity	Investments in securities, at value	29,786,023
	Call options written	Commodity	Options written, at value	(20,271,330)
	Put options written	Commodity	Options written, at value	(33,518,294)
			Totals	$(2,491,501)
Hedged Futures
	Call options purchased	Equity	Investments in securities, at value	$4,550,000
	Put options purchased	Equity	Investments in securities, at value	27,031,250
	Call options written	Equity	Options written, at value	(10,138,750)
	Put options written	Equity	Options written, at value	(26,331,250)
			Totals	$(4,888,750)

Systematic Alpha
	Swap Contracts	Commodity	Unrealized depreciation on swaps	$(276,565)
			Totals	$(276,565)
Macro Strategy
	Put options purchased	Equity	Investments in securities, at value	$4,748,258
	Call options purchased	Equity	Investments in securities, at value	2,317,215
	Put options written	Equity	Options written, at value	(16,389)
	Call options written	Equity	Options written, at value	(753,825)
	Swap Contracts	Commodity	Unrealized depreciation on swaps	(141,854)
	Swap Contracts	Currency	Unrealized depreciation on swaps	(19,959)
	Swap Contracts	Interest	Unrealized depreciation on swaps	(51,721)
			Totals	$6,081,725

Multi Strategy
	Futures	Interest Rate	Futures unrealized appreciaton	$6,211
		Commodity	Futures unrealized appreciaton	20,420
			Total	$26,631

		Equity	Futures unrealized depreciation	$(6,863)
		Currency	Futures unrealized depreciation	(2,750)
			Totals	$(9,613)

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

			Location of derivatives on	Fair value of asset/liability
Fund	Derivative	Risk Type	Statements of Assets and Liabilities	derivatives
Exceed Defined Risk
	Call options purchased	Equity	Investments in securities, at value	$1,511,320
	Call options written	Equity	Options written, at value	(599,060)
	Put options written	Equity	Options written, at value	(243,840)
			Totals	$668,420

Millburn Hedge Strategy
	Futures Contracts	Commodity	Futures unrealized appreciation	$63,154,450
	Futures Contracts	Equity	Futures unrealized appreciation	5,221,933
	Futures Contracts	Interest Rate	Futures unrealized appreciation	39,541,274
			Totals	$107,917,657

	Futures Contracts	Commodity	Futures unrealized depreciation	(892,156)
	Futures Contracts	Equity	Futures unrealized depreciation	(16,595,909)
	Futures Contracts	Interest Rate	Futures unrealized depreciation	(1,247,633)
			Totals	$(18,735,698)

	Forward Currency Contract	Currency	Unrealized appreciation on forward currency exchange contracts	41,100,670

	Forward Currency Contract	Currency	Unrealized depreciation on forward currency exchange contracts	(41,279,354)
			Totals	$(178,684)

Exceed Defined Shield
	Call options purchased	Equity	Investments in securities, at value	$2,356,616
	Put options purchased	Equity	Investments in securities, at value	496,342
	Call options written	Equity	Options written, at value	(166,975)
	Put options written	Equity	Options written, at value	(1,122,892)
			Totals	$1,563,091

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

The effect of derivative instruments on the Statements of Operations for the year ended June 30, 2018, were as follows:

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	gain (loss) on derivatives
	Hedged Commodity
	Options purchased	Commodity	Net realized loss from options purchased	$(26,928,461)
	Options written	Commodity	Net realized gain from options written	40,096,819
	Futures	Equity	Net realized loss on futures	(2,845,943)
	Options purchased	Commodity	Net change in unrealized appreciation on options purchased	3,879,660
	Options written	Commodity	Net change in unrealized depreciation on options written	(13,392,898)
			Totals	$809,177
	Hedged Futures
	Options purchased	Equity	Net realized gain from options purchased	$165,923,131
	Options written	Equity	Net realized loss from options written	(245,929,121)
	Futures	Equity	Net realized loss from futures	(29,181,588)
	Options purchased	Equity	Net change in unrealized depreciation on options purchased	(1,543,989)
	Options written	Equity	Net change in unrealized depreciation on options written	(6,495,166)
			Totals	$(117,226,733)

	Systematic Alpha
	Swap Contracts	Commodity	Net change in unrealized depreciation on swaps	$(276,565)
			Totals	$(276,565)

	Macro Strategy
	Options purchased	Equity	Net realized gain from options purchased	$3,212,858
	Options written	Equity	Net realized loss from options written	(2,114,407)
	Options purchased	Equity	Net change in unrealized depreciation on options purchased	(4,228,484)
	Options written	Equity	Net change in unrealized appreciation on options written	292,880
	Swap Contracts	Commodity	Net change in unrealized depreciation on swaps	(141,854)
	Swap Contracts	Currency	Net change in unrealized depreciation on swaps	(19,959)
	Swap Contracts	Interest	Net change in unrealized depreciation on swaps	(51,721)
			Totals	$(3,050,687)
	Multi Strategy
	Futures	Equity	Net realized gain from futures	$396,996
		Commodity	Net realized loss from futures	(173,090)
		Currency	Net realized loss from futures	(79,777)
		Interest Rate	Net realized loss from futures	(199,779)
	Futures	Equity	Net change in unrealized appreciation on futures	13,424
		Commodity	Net change in unrealized appreciation on futures	16,109
		Currency	Net change in unrealized appreciation on futures	37,137
		Interest Rate	Net change in unrealized appreciation on futures	28,817
			Totals	$39,837
	Exceed Defined Risk
	Options purchased	Equity	Net realized gain from options purchased	$113,237
	Options written	Equity	Net realized gain from options written	41,651
	Options purchased	Equity	Net change in unrealized appreciation on options purchased	175,756
	Options written	Equity	Net change in unrealized appreciation on options written	87,271
			Totals	$417,915
	Millburn Hedge Strategy
	Futures	Commodity	Net realized gain from futures	53,982,694
		Equity	Net realized gain from futures	5,039,976
		Interest Rate	Net realized loss from futures	(90,350,697)
	Forward Contracts	Foreign Exchange	Net realized loss on forward contracts	(121,515,740)
	Futures	Commodity	Net change in unrealized appreciation on futures	80,233,984
		Equity	Net change in unrealized appreciation on futures	12,255,450
		Interest Rate	Net change in unrealized appreciation on futures	86,510,752
	Forward Contracts	Foreign Exchange	Net change in unrealized appreciation on forward contracts	15,020,875
			Totals	$41,177,294

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	gain (loss) on derivatives
Exceed Defined Shield
	Options purchased	Equity	Net realized loss from options purchased	(365,311)
	Options written	Equity	Net realized gain from options written	985,324
	Options purchased	Equity	Net change in unrealized depreciation on options purchased	(1,263,555)
	Options written	Equity	Net change in unrealized appreciation on options written	106,233
			Totals	$(537,309)

The notional value of derivative instruments outstanding as of June 30, 2018, as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

The following table presents the Funds’ assets and liabilities available for offset under a master netting arrangement net of collateral pledged as of June 30, 2018:

				Gross Amounts Not Offset in the Statements
				of Assets & Liabilities
		Net Amounts of		Financial
		Recognized		Instruments		Cash Collateral	Net Amount of
	Counterparty	Assets/Liabilities		Pledged		Pledged	Assets
Insider Long/Short
Description of Liability:
Securities Sold Short	Pershing	$(711,863	) (1)	$711,863	(2)	$—	$—
Total		$(711,863)		$711,863		$—	$—
Hedged Commodity
Description of Liability:
Options Written Contracts	Wedbush	$(53,789,624	) (1)	$53,789,624	(2)	$—	$—
Total		$(53,789,624)		$53,789,624		$—	$—
Hedged Futures
Description of Liability:
Options Written Contracts ^		$(36,470,000	) (1)	$36,470,000	(2)	$—	$—
Total		$(36,470,000)		$36,470,000		$—	$—
^ Counterparties used: HSBC, RBC Capital Markets, Wedbush, and ED&F Man.

Systematic Alpha
Description of Liability:
Total Return Swaps	BNP Paribas	$(276,565	) (1)	$276,565	(2)	$—	$—
Total		$(276,565)		$276,565		$—	$—

Macro Strategy
Description of Liability:
Options Written Contracts	Pershing	$(770,214	) (1)	$770,214	(2)	$—	$—
Total Return Swaps	BNP Paribas	(213,534)		—		$213,534 (2)	$—
Total		$(983,748)		$770,214		$213,534	$—
Multi Strategy
Description of Asset:
Futures Contracts	Wells Fargo	$26,631	(1)	$(9,613	) (2)	$(17,018)	$—
Total		$26,631		$(9,613)		$(17,018)	$—
Description of Liability:
Futures Contracts	Wells Fargo	$(9,613	) (1)	$9,613	(2)	$—	$—
Total		$(9,613)		$9,613		$—	$—

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

				Gross Amounts Not Offset in the Statement of
				Assets & Liabilities
		Net Amounts of
		Recognized		Financial Instruments		Cash Collateral
	Counterparty	Assets/Liabilities		Pledged		Pledged	Net Amount of Assets
Exceed Defined Risk
Description of Liability:
Options Written Contracts	Pershing	$(842,900	) (1)	$842,900	(2)	$—	$—
Total		$(842,900)		$842,900		$—	$—

Millburn Hedge Strategy
Description of Asset:
Futures Contracts	Bank of America Merrill Lynch	$27,818,328	(1)	$(27,818,328	) (2)	$—	$—
Futures Contracts	Deutsche Bank	49,019,494	(1)	(49,019,494	) (2)	—	—
Futures Contracts	Societe Generale	31,079,835	(1)	(31,079,835	) (2)	—	—
Forward Contracts	Bank of America Merrill Lynch	27,313,254	(1)	(27,313,254	) (2)	—	—
Forward Contracts	Morgan Stanley Smith Barney	13,449,004	(1)	(13,449,004	) (2)	—	—
Total		$148,679,915		$(148,679,915)		$—	$—
Description of Liability:
Futures Contracts	Bank of America Merrill Lynch	$(7,073,619	) (1)	$7,073,619	(2)	$—	$—
Futures Contracts	Deutsche Bank	(11,662,079	) (1)	11,662,079	(2)	$—	$—
Forward Contracts	Bank of America Merrill Lynch	(34,001,024	) (1)	34,001,024	(2)	$—	$—
Forward Contracts	Morgan Stanley Smith Barney	(6,939,915	) (1)	6,939,915	(2)	$—	$—
Total		$(59,676,637)		$59,676,637		$—	$—

Exceed Defined Shield
Description of Liability:
Options Written Contracts	Pershing	$(1,289,867	) (1)	$1,289,867	(2)	$—	$—
Total		$(1,289,867)		$1,289,867		$—	$—

(1)	Value as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

b)        Investment Companies – Exceed Defined Risk and Exceed Defined Shield concentrates its investments in exchange traded funds (“ETFs”) and, therefore, are more susceptible to ETF risk. Some Funds may invest in other investment companies, including closed-end funds and ETFs. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Underlying Funds in which the Funds invest are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, the cost of investing in the Funds will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the sub-adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

c)        Short Sales – Some Funds may sell securities short or purchase ETFs that sell securities short. A short sale is a transaction in which a Fund sells securities they do not own in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, a Fund must arrange through a broker to borrow the securities and, in so doing, a Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. A Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

on which a Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest a Fund is required to pay in connection with a short sale.

d) Federal Income Tax - The Funds have qualified and/or intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the year or period ended June 30, 2018, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of June 30, 2018, the Funds did not incur any interest or penalties. As required, management has analyzed the Funds’ tax positions taken on or to be taken on Federal income tax returns for all open tax years (tax years or periods ended 2015-2017 for the Funds) or expected to be taken in 2018 and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities, including the Internal Revenue Service. No examinations of the Funds’ filings are presently in progress.

e) Security Transactions and Investment Income - Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from a Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records these distributions as investment income and subsequently adjusts these distributions within the components of net assets based upon their tax treatment when the information becomes available.

f) Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

g) Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

h) Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. The following table summarizes each Fund’s intended dividend and capital gain declaration policy:

Fund	Income Dividends	Capital Gains
Insider Long/Short	Annually	Annually
Hedged Commodity	Annually	Annually
Hedged Futures	Annually	Annually
Systematic Alpha	Annually	Annually
Macro Strategy	Annually	Annually
Multi Strategy	Annually	Annually
Exceed Defined Risk	Annually	Annually
Millburn Hedge Strategy	Annually	Annually
Exceed Defined Shield	Annually	Annually

i) Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

j) Indemnification - The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

k) Redemption Fees and Sales Charges (loads) - A wire transfer fee of $15 may be charged to defray custodial charges for redemptions paid by wire transfer. A maximum sales charge of 5.75% is imposed on Class A shares of the Funds. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). A CDSC of 1.00% is imposed on Class A in the event of certain redemption transactions within one year following such investments. The respective shareholders pay such CDSC charges, which are not an expense of the Funds. For the year ended June 30, 2018, there were CDSC fees of $3,000, $6,287, $140 and $8,728, paid by shareholders of the Hedged Commodity, Hedged Futures, Macro Strategy and Millburn Hedge Strategy Funds respectively, to the Manager. There were no CDSC fees paid by the shareholders of Insider Long/Short, Systematic Alpha, Multi Strategy, Exceed Defined Risk and Exceed Defined Shield.

l) Forward Exchange Contracts - Millburn Hedge Strategy has entered into foreign exchange contract agreements with Morgan Stanley and Bank of America Merrill Lynch as a part of its investment strategy. When executing Forward Contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of Forwards Contracts, the Fund would incur a loss if the value of the contract increases between the date the Forward Contract is opened and the date the Forward Contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of Forward Contracts, the Fund would incur a loss if the value of the contract decreases between the date the Forward Contract is opened and the date the Forward Contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is exposed to foreign currency risk as a result of changes in value of the underlying financial instruments. The Fund is also exposed to credit risk associated with counterparty nonperformance on these Forward Contracts, which is typically limited to the unrealized gain on each open contract.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from the changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(2)	INVESTMENT TRANSACTIONS

For the year ended June 30, 2018, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Insider Long/Short	$3,018,622	$3,397,296
Hedged Commodity	—	19,046,781
Hedged Futures	—	1,567,349,238
Systematic Alpha	5,525,637	3,373,677
Macro Strategy	31,030,720	35,730,920
Multi Strategy	—	—
Exceed Defined Risk	25,436,040	16,823,059
Millburn Hedge Strategy	579,553,665	219,422,293
Exceed Defined Shield	45,686,576	47,091,070

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

CCA acts as investment manager for the Funds pursuant to the terms of a Management Agreement with the Trust, on behalf of the Funds (the “Management Agreement”). Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with each Fund’s respective investment policies and restrictions. Each investment sub-advisor is responsible for the day-to-day management of its Fund’s portfolios. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Manager, as of the last day of each month, an annualized fee as shown in the below table, such fees to be computed daily based upon daily average net assets of the Funds. The Funds’ sub-advisors are paid by the Manager, not the Funds.

The Manager and the Trust, with respect to the Funds have entered into Expense Limitation Agreements (the “limitation”) under which the Manager has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; and extraordinary expenses) do not exceed the expense limitation shown in the table below, and is based on the Fund’s average daily net assets. The Manager shall be entitled to reimbursement by a Fund for such waived fess or reimbursed expenses provided that said reimbursement doesn’t cause the Fund’s expenses to exceed the limitation. The Manager may seek reimbursement only for fees waived or expenses reimbursed by a Fund within the three years following the date of the waiver and/or reimbursement of the particular expense was incurred, if the Fund is able to make the repayment without exceeding the limitation in effect at that time of the waiver.

For the year ended June 30, 2018, the Manager waived management fees and reimbursed expenses. The Manager may recapture a portion of the waived and/or reimbursed amounts The Manager may seek reimbursement only for fees waived or expenses reimbursed by a Fund within the three years following the date the waiver and/or reimbursement was incurred, no later than the dates as stated below:

						Management	Recapture
						Fees Waived/	Expires	Recapture Expires
	Management	Expense Limitation				Expenses	November 30,	June 30,
Fund	Agreement	Cl A	Cl C	CL I	Expires	Reimbursed	2020	2019	2020	2021
Insider Long/Short	1.25%	1.75%	2.50%	1.50%	10/31/2018	$98,721	$—	$71,172	$94,357	$98,721
Hedged Commodity	1.75%	2.24%	2.99%	1.99%	10/31/2018	86,783	—	71,089	7,349	86,783
Hedged Futures	1.75%	2.24%	2.99%	1.99%	10/31/2018	—	—	—	—	—
Systematic Alpha (1)	1.50%	1.99%	2.74%	1.74%	10/31/2018	86,819	—	100,380	63,634	86,819
Macro Strategy	1.50%	1.95%	2.70%	1.70%	10/31/2018	124,871	—	92,575	104,170	124,871
Multi Strategy	1.75%	2.24%	2.99%	1.99%	10/31/2018	79,234	—	73,719	75,090	79,234
Exceed Defined Risk	1.25%	1.50%	2.25%	1.25%	10/31/2018	123,935	—	69,684	77,167	123,935
Millburn Hedge Strategy	1.75%	2.14%	2.89%	1.89%	10/31/2018	393,457	—	3,223	115,543	393,457
Exceed Defined Shield	1.25%	1.45%	2.20%	1.20%	10/31/2018	120,111	30,888	—	—	120,111

(1)	Prior to 11/1/17 the Advisor had agreed to waive a portion of its advisory fees so that such fees do not exceed 0.10%. Prior to 11/1/17 the Fund’s Expenses ratios were .60%, 1.35% and .35% respectively.

A Trustee and Officer of the Trust is also the controlling member of MFund Services and the Manager, and is not paid any fees directly by the Trust for serving in such capacities.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit Committee receives an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to rule 12b-1 under the 1940 Act. Each class of shares, excluding Class I shares, allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. The Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Distributor for the sale of Class C shares. Catalyst Mutuals Fund Distributors LLC, acts as a wholesale marketing and distribution agent for the Funds. As compensation for these services, Catalyst Mutuals Fund Distributors is entitled to reimbursement, through the Funds’ Rule 12b-1 Plan, of expenses attributable to sales of Fund shares including marketing materials, broker commission financing costs, and wholesaling fees.

Pursuant to the Management Services Agreement between the Trust and MFund Services LLC (“MFund”), MFund provides the Funds with various management and administrative services. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee which scales downward based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Management Services Agreement.

Pursuant to the Services Agreements, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Services Agreement. The amounts due to MFund at June 30, 2018 for management and chief compliance officer services are listed in the Statements of Assets and Liabilities under “Compliance officer fees payable” and the amounts accrued for the year are shown in the Statements of Operations under “Management services fees payable” and “Compliance officer fees.”

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – an affiliate of the Distributor, provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses. Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of the Distributor and GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

For the year or period ended June 30, 2018, the 12b-1 expenses incurred by the Funds were as follows:

	12b-1 Fees
Fund	Class A	Class C
Insider Long/Short	$3,793	$7,949
Hedged Commodity	81,306	119,525
Hedged Futures	862,411	1,779,182
Systematic Alpha	2,998	1,864
Macro Strategy	16,821	24,167
Multi Strategy	981	3,592
Exceed Defined Risk	4,729	5,980
Millburn Hedge Strategy	970,401	3,095,584
Exceed Defined Shield (1)	22,114	3,381

(1) For the period December 1, 2017, through June 30, 2018.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

(4)	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross		Net Unrealized
		Unrealized	Gross Unrealized	Appreciation
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)
Insider Long/Short	$1,102,490	$408,550	$(84,865)	$323,685
Hedged Commodity Strategy	93,845,254	283,498	(834,012)	(550,514)
Hedged Futures Strategy	710,726,760	4,091,334	(7,110,932)	(3,019,598)
Systematic Alpha	5,603,031	4,023	(344,045)	(340,022)
Macro Strategy	9,165,358	1,184,182	(849,361)	334,821
Multi Strategy	5,538,104	6,211	(6)	6,205
Exceed Defined Risk	13,167,162	411,645	(250,384)	161,261
Millburn Hedge Strategy	3,506,358,535	265,707,916	(16,119,177)	249,588,739
Exceed Defined Shield	29,361,604	1,110,487	(566,719)	543,768

(5)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the following periods was as follows:

For period/year ended	Ordinary	Long-Term	Return of
6/30/2018	Income	Capital Gains	Capital	Total
Insider Long/Short	$—	$—	$—	$—
Hedged Commodity Strategy	1,606,470	—	—	1,606,470
Hedged Futures Strategy	—	—	—	—
Systematic Alpha	—	—	—	—
Macro Strategy	—	—	—	—
Multi Strategy	—	—	—	—
Exceed Defined Risk	17,262	—	—	17,262
Millburn Hedge Strategy	52,058,397	66,969,690	130,055	119,158,142
Exceed Defined Shield	3,726,100	—	—	3,726,100

For fiscal year ended	Ordinary	Long-Term	Return of
11/30/2017	Income	Capital Gains	Capital	Total
Exceed Defined Shield	$169,900	$—	$—	$169,900

For fiscal year ended	Ordinary	Long-Term	Return of
6/30/2017	Income	Capital Gains	Capital	Total
Insider Long/Short	$—	$—	$—	$—
Hedged Commodity Strategy	1,156,975	42,571	—	1,199,546
Hedged Futures Strategy	107,277,785	245,947,989	1,023,728	354,249,502
Systematic Alpha	13,489	—	1,010	14,499
Macro Strategy	—	—	—	—
Multi Strategy	76,382	—	4,096	80,478
Exceed Defined Risk	—	—	—	—
Millburn Hedge Strategy	18,094,351	3,281,661	—	21,376,012

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

As of June 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Insider Long/Short	$—	$—	$(112,688)	$(9,759,241)	$—	$323,685	$(9,548,244)
Hedged Commodity Strategy	334,087	—	(203,162)	(19,792)	(10,509,979)	(550,514)	(10,949,360)
Hedged Futures Strategy	—	—	(55,093,630)	(937,346,462)	—	(3,019,598)	(995,459,690)
Systematic Alpha	7,219	—	(96,379)	(41,973)	—	(340,022)	(471,155)
Macro Strategy	—	—	(5,641,993)	(32,953,260)	(101,826)	334,821	(38,362,258)
Multi Strategy	—	—	(129,638)	—	20,420	6,325	(102,893)
Exceed Defined Risk	54,935	—	—	(581,012)	(2,843)	161,261	(367,659)
Millburn Hedge Strategy	93,209,150	—	(168,976,876)	—	(73,300,609)	250,564,730	101,496,395
Exceed Defined Shield	1,721,251	3,113	—	—	(337,583)	543,768	1,930,549

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gains (losses) from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on open forward foreign currency contracts and 1256 options and futures, partnerships, and the Funds’ wholly-owned subsidiaries. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles and the Funds’ wholly-owned subsidiaries. The unrealized appreciation (depreciation) in the table above may include unrealized foreign currency gains (losses).

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
Insider Long/Short	$21,862
Hedged Commodity Strategy	—
Hedged Futures Strategy	3,582,546
Systematic Alpha	—
Macro Strategy	130,799
Multi Strategy	129,638
Exceed Defined Risk	—
Millburn Hedge Strategy	—
Exceed Defined Shield	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Insider Long/Short	$90,826
Hedged Commodity Strategy	203,162
Hedged Futures Strategy	51,511,084
Systematic Alpha	96,379
Macro Strategy	5,511,194
Multi Strategy	—
Exceed Defined Risk	—
Millburn Hedge Strategy	168,976,876
Exceed Defined Shield	—

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

At June 30, 2018, the Funds below had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring	Capital Loss Carryforward		CLCF
	Short-Term	Long-Term	Limitation	Total	Utilized
Insider Long/Short	$2,861,896	$—	$6,897,345	$9,759,241	$32,008
Hedged Commodity Strategy	12,420	7,372	—	19,792	—
Hedged Futures Strategy	376,462,884	560,883,578	—	937,346,462	—
Systematic Alpha	41,973	—	—	41,973	—
Macro Strategy	32,835,091	118,169	—	32,953,260	1,851,562
Multi Strategy	—	—	—	—	179,462
Exceed Defined Risk	274,496	306,516	—	581,012	375,294
Millburn Hedge Strategy	—	—	—	—	—
Exceed Defined Shield	—	—	—	—	—

For the Insider Long/Short Fund, $6,897,345 of capital loss carryover remains to be recognized in future years related to the acquisition of the Catalyst Hedged Insider Buying Fund. This amount is subject to an annual limitation of $42,068 under tax rules.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), net operating losses and short-term capital gains, the reclassification of fund distributions, and adjustments for real estate investment trusts, partnerships, and the Funds’ wholly-owned subsidiaries, resulted in reclassification for the following Funds for the period ended June 30, 2018 as follows:

	Paid	Undistributed	Accumulated
	In	Ordinary	Net Realized
	Capital	Income (Loss)	Gains (Loss)
Insider Long/Short	$(17,819)	$16,140	$1,679
Hedged Commodity Strategy	10,509,979	343,588	(10,853,567)
Hedged Futures Strategy	(26,476,884)	28,194,766	(1,717,882)
Systematic Alpha	—	—	—
Macro Strategy	(469,099)	469,097	2
Multi Strategy	(575,418)	360,086	215,332
Exceed Defined Risk	—	811	(811)
Millburn Hedge Strategy	6,949,242	(101,547,406)	94,598,164
Exceed Defined Shield	—	—	—

(6)	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each underlying fund, including each ETF, is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

The performance of the Hedged Futures Strategy Fund and Multi Strategy Fund will be directly affected by the performance of the Fidelity Investments Money Market Funds Government Portfolio, Institutional Class. The Fidelity Investments Money Market Funds Government Portfolio invests in U.S. dollar-denominated money market securities of domestic and foreign issuers, U.S. Government securities, and repurchase agreements. The financial statements of the Fidelity Investments Money Market Funds Government Portfolio, including the portfolio of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Funds’ financial statements. As of June 30, 2018, the percentage of the Hedged Futures Strategy Fund’s and Multi Strategy Fund’s net assets invested in the Fidelity Investments Money Market Funds Government Portfolio were 31.8% and 85.3%, respectively.

(7)	BENEFICIAL OWNERSHIP

The beneficial ownership,either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2018, the companies that held more than 25% of the voting securities of the Funds, and may be deemed to control each respective Fund, are as follows:

	Systematic	Macro		Exceed	Hedged	Exceed
Owner	Alpha	Strategy	Multi-Strategy	Defined Shield	Commodity	Risk
Charles Schwab & Co	—	—	—	25%	—	—
LPL Financial, LLC(1)	—	29%	31%	—	—	—
NFS LLC (1)	36%	42%	—	—	32%	59%

(1)	These owners are comprised of multiple investors and accounts.

(8)	INVESTMENTS IN AFFILIATED COMPANIES

Affiliated companies are mutual funds which are advised by CCA, AlphaCentric Advisor and Catalyst Capital Advisors and where the Fund has ownership of at least 5% of the voting securities.. Companies which are affiliates of the Funds’ at June 30, 2018, are noted in the Funds’ Portfolios of Investments. Transactions during the year ended June 30, 2018, with companies which are affiliates are as follows:

							Change in
		Value - Beginning		Sales	Realized	Dividend / Interest	Unrealized	Value - End
Fund	Affiliated Holding	of Period	Purchases	Proceeds	Gain/(Loss)	Income	Gain/(Loss)	of Period
Hedged Commodity
	Prime Meridian Income QP Fund, LP	$14,347,414	$—	$(9,342,996)	$541,379	$—	$(283,381)	$5,262,416
	TCG Cash Reserve Government Money Market Fund, Inst. Cl.	1,307,414	7,313,398	(8,620,812)	—	19,070	—	—
	TCG Daily Liquidity Government Money Market Fund, Inst. Cl.	1,307,425	4,775	(1,312,200)	—	3,913	—	—
	TCG Liquid Assets Government Money Market Fund, Inst. Cl.	1,307,419	4,790	(1,312,209)	—	3,928	—	—
	TCG Liquidity Plus Government Money Market Fund, Inst. Cl.	1,307,418	4,758	(1,312,176)	—	3,896	—	—
	TCG US Government Advantage Money Market Fund, Inst. Cl.	1,307,400	4,790	(1,312,190)	—	3,929	—	—
	TCG US Government Max Money Market Fund, Inst. Cl.	1,307,411	4,793	(1,312,204)	—	3,931	—	—
	TCG US Government Premier Money Market Fund, Inst. Cl.	1,307,435	5,956	(1,313,391)	—	5,746	—	—
	TCG US Government Primary Liquidity Money Market Fund, Inst. Cl.	1,307,386	4,780	(1,312,166)	—	3,918	—	—
	TCG US Government Select Money Market Fund, Inst. Cl.	1,307,481	4,785	(1,312,266)	—	3,924	—	—
	TCG US Government Ultra Money Market Fund, Inst. Cl.	1,307,465	4,876	(1,312,341)	—	4,014	—	—
		$27,421,668	$7,357,701	$(29,774,951)	$541,379	$56,269	$(283,381)	$5,262,416
Hedged Futures
	Prime Meridian Income QP Fund, LP	$113,422,617	$—	$(36,000,000)	$1,717,881	$—	$162,027	$79,302,525
	TCG Cash Reserve Government Money Market Fund, Inst. Cl.	23,477,579	131,227,108	(154,704,687)	—	294,299	—	—
	TCG Daily Liquidity Government Money Market Fund, Inst. Cl.	23,477,932	86,594	(23,564,526)	—	71,113	—	—
	TCG Liquid Assets Government Money Market Fund, Inst. Cl.	23,477,677	86,872	(23,564,549)	—	71,392	—	—
	TCG Liquidity Plus Government Money Market Fund, Inst. Cl.	23,477,719	86,340	(23,564,059)	—	70,860	—	—
	TCG US Government Advantage Money Market Fund, Inst. Cl.	23,477,398	86,979	(23,564,377)	—	71,499	—	—
	TCG US Government Max Money Market Fund, Inst. Cl.	23,477,535	86,933	(23,564,468)	—	71,453	—	—
	TCG US Government Premier Money Market Fund, Inst. Cl.	23,477,873	105,945	(23,583,818)	—	103,445	—	—
	TCG US Government Primary Liquidity Money Market Fund, Inst. Cl.	23,476,989	86,787	(23,563,776)	—	71,307	—	—
	TCG US Government Select Money Market Fund, Inst. Cl.	23,478,948	86,794	(23,565,742)	—	71,313	—	—
	TCG US Government Ultra Money Market Fund, Inst. Cl.	23,478,745	88,411	(23,567,156)	—	72,930	—	—
		$348,201,012	$132,028,763	$(402,807,158)	$1,717,881	$969,611	$162,027	$79,302,525

Systematic Alpha
	AlphaCentric Income Opportunities Fund	$—	$384,486	$—	$—	$9,486	$—	$384,515
	Catalyst Hedged Commodity Fund, Cl. I	457,556	—	(461,712)	17,136	—	—	—
	Catalyst Hedged Futures Fund, Cl. I	346,004	—	(322,142)	(129,443)	—	—	—
	Catalyst Insider Long/Short Fund, Cl. I	114,624	—	(116,926)	(5,233)	—	—	—
	Catalyst Macro Strategy Fund, Cl. I	119,121	—	(147,067)	(28,398)	—	—	—
	Catalyst MLP Infrastructure Fund, Cl. I	85,812	4,543	(81,379)	(26,820)	3,803	—	—
	Catalyst Time Value Trading Fund, Cl. I	114,029	—	(116,763)	3,155	—	—	—
	Catalyst Multi Strategy Fund, Cl. I	452,435	—	(452,129)	(12,859)	—	—	—
	Catalyst/Millburn Hedge Strategy Fund, Cl. I	468,888	—	(516,247)	91,439	—	—	—
		$2,158,469	$389,029	$(2,214,365)	$(91,023)	$13,289	$—	$384,515

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

							Change in
		Value - Beginning		Sales	Realized	Dividend / Interest	Unrealized	Value - End
Fund	Affiliated Holding	of Period	Purchases	Proceeds	Gain/(Loss)	Income	Gain/(Loss)	of Period
Macro Strategy
	TCG Cash Reserve Government Money Market Fund, Inst. Cl.	$461,780	$2,111,705	$(2,573,485)	$—	$3,364	$—	$—
	TCG Daily Liquidity Government Money Market Fund, Inst. Cl.	461,799	1,745	(463,544)	—	1,440	—	—
	TCG Liquid Assets Government Money Market Fund, Inst. Cl.	461,784	1,736	(463,520)	—	1,432	—	—
	TCG Liquidity Plus Government Money Market Fund, Inst. Cl.	461,784	1,735	(463,519)	—	1,430	—	—
	TCG US Government Advantage Money Market Fund, Inst. Cl.	461,776	1,737	(463,513)	—	1,433	—	—
	TCG US Government Max Money Market Fund, Inst. Cl.	461,772	1,734	(463,506)	—	1,430	—	—
	TCG US Government Premier Money Market Fund, Inst. Cl.	461,776	1,981	(463,757)	—	1,677	—	—
	TCG US Government Primary Liquidity Money Market Fund, Inst. Cl.	461,757	1,733	(463,490)	—	1,428	—	—
	TCG US Government Select Money Market Fund, Inst. Cl.	461,818	1,732	(463,550)	—	1,428	—	—
	TCG US Government Ultra Money Market Fund, Inst. Cl.	461,817	1,761	(463,578)	—	1,456	—	—
		$4,617,863	$2,127,599	$(6,745,462)	$—	$16,518	$—	$—
Multi Strategy
	TCG Cash Reserve Government Money Market Fund, Inst. Cl.	$806,204	$4,885,025	$(5,691,229)	$—	$6,009	$—	$—
	TCG Daily Liquidity Government Money Market Fund, Inst. Cl.	806,225	3,562	(809,787)	—	3,030	—	—
	TCG Liquid Assets Government Money Market Fund, Inst. Cl.	806,210	3,546	(809,756)	—	3,014	—	—
	TCG Liquidity Plus Government Money Market Fund, Inst. Cl.	806,210	3,542	(809,752)	—	3,010	—	—
	TCG US Government Advantage Money Market Fund, Inst. Cl.	806,200	3,544	(809,744)	—	3,012	—	—
	TCG US Government Max Money Market Fund, Inst. Cl.	806,203	3,540	(809,743)	—	3,009	—	—
	TCG US Government Premier Money Market Fund, Inst. Cl.	806,215	3,665	(809,880)	—	3,134	—	—
	TCG US Government Primary Liquidity Money Market Fund, Inst. Cl.	806,186	3,537	(809,723)	—	3,006	—	—
	TCG US Government Select Money Market Fund, Inst. Cl.	806,247	3,534	(809,781)	—	3,002	—	—
	TCG US Government Ultra Money Market Fund, Inst. Cl.	806,242	3,591	(809,833)	—	3,060	—	—
		$8,062,142	$4,917,086	$(12,979,228)	$—	$33,286	$—	$—

(9)	LITIGATION

On April 28, 2017, plaintiffs Roger Emerson, Mary Emerson, Robert Caplin and Martha J. Goodlet filed a puntative class action in the United States District Court for the Eastern District of New York, against the Trust, CCA, the Distributor certain officers and trustees of the Trust, and a portfolio manager. The plaintiffs allege, among other things, that the prospectus and other offering materials for the Catalyst Hedged Futures Strategy Fund contained misrepresentations and omissions regarding the Fund’s investment objective and the risks related to the Fund’s strategy. The complaint seeks (i) class certification; (ii) unspecified relief for damages and interest, attorney’s fees and equitable/injunctive relief; and (iii) rescission. On January 8, 2018, the court appointed co-lead plaintiffs and co-lead counsel. On June 5, 2018, defendants filed a joint motion to dismiss the complaint in its entirety. Plaintiffs filed an opposition on August 6, 2018 and defendants’ reply is due in September. Defendants believe the claims are without merit and intend to vigorously defend their interests.

On August 2, 2017, plaintiff Kalvin Chum filed a derivative action in the Court of Common Pleas, Franklin County, Ohio Civil Division, against CCA, the Trustees, the Distributor and GFS, as well as the Trust as a nominal defendant. The plaintiff alleges that the prospectus, shareholder reports and other marketing materials for the Catalyst Hedged Futures Strategy Fund contained false and misleading statements as to, and descriptions of, the nature and extent of the risks related to the Fund’s strategy and performance history. The plaintiff claims that this resulted in shareholders not being able to fully appreciate the risks of an investment in the Fund. The plaintiff further alleges that CCA failed to properly manage the risk of the Fund’s portfolio and that the Trustees failed to meet their fiduciary obligations to the Fund and its shareholders. The complaint seeks (i) declaration of a derivative action; (ii) unspecified relief for awards of damages and interest, attorney’s fees and equitable/injunctive relief; and (iii) return of all management and advisory fees, and other expenses paid by the Fund during the period covered by the complaint. Claims against the Distributor and GFS were voluntarily dismissed without prejudice on October 12, 2017. On October 16, 2017, the remaining defendants filed a motion to dismiss the complaint in its entirety or to stay the proceeding in favor of the previously filed action in the Eastern District of New York (see above). That motion has been fully briefed and is sub judice. Defendants believe the claims are without merit and intend to vigorously defend their interests.

(10)	NEW ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

(11)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust

and the Shareholders of Catalyst Insider Long/Short Fund, Catalyst Hedged Commodity Strategy Fund, Catalyst Hedged Futures Strategy Fund, Catalyst Systematic Alpha Fund, Catalyst Macro Strategy Fund, Catalyst Multi Strategy Fund, Catalyst/Exceed Defined Risk Fund, Catalyst/Millburn Hedge Strategy Fund, and Catalyst/Exceed Defined Shield Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Catalyst Insider Long/Short Fund, Catalyst Hedged Commodity Strategy Fund (consolidated), Catalyst Hedged Futures Strategy Fund, Catalyst Systematic Alpha Fund (formerly, Catalyst Intelligent Alternative Fund) (consolidated), Catalyst Macro Strategy Fund (consolidated), Catalyst Multi Strategy Fund (formerly, Catalyst/Auctos Multi-Strategy Fund) (consolidated), Catalyst/Exceed Defined Risk Fund, Catalyst/Millburn Hedge Strategy Fund (consolidated), and Catalyst/Exceed Defined Shield Fund, each a series of shares of beneficial interest in Mutual Fund Series Trust (the “Funds”), including the consolidated portfolios of investments, as of June 30, 2018, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2018, and the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended and their financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of those financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian, brokers, and counterparties, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Mutual Fund Series Trust since 2006.

Philadelphia, Pennsylvania
August 29, 2018

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2018

Consideration and Renewal of Management Agreement between Catalyst Capital Advisors, LLC and Mutual Fund Series Trust (the “Management Agreement”) with respect to Catalyst Systematic Alpha Fund, Catalyst Insider Buying Fund, , Catalyst Insider Long/Short Fund, Catalyst Macro Strategy Fund, Catalyst Hedged Futures Strategy Fund, Catalyst Hedged Commodity Strategy Fund, Catalyst Small-Cap Insider Buying Fund, Catalyst/Groesbeck Growth of Income Fund, Catalyst/MAP Global Equity Fund, Catalyst/MAP Global Balanced Fund Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, Catalyst Dynamic Alpha Fund, Catalyst Exceed Defined Risk Fund, Catalyst/Lyons Tactical Allocation Fund, Catalyst Buyback Strategy Fund, Catalyst Floating Rate Income Fund, Catalyst/Stone Beach Income Opportunity Fund, Catalyst/ Multi Strategy Fund, Catalyst/MLP & Infrastructure Fund, Catalyst/IPOX Allocation Fund, and Catalyst Millburn Hedge Strategy Fund (“Catalyst Renewal Funds”).

In connection with a regular meeting held on May 14-15, and May 25, 2018, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), discussed the renewal of the Management Agreement between the Trust and Catalyst Capital Advisors, LLC (“Catalyst”), with respect to Catalyst Renewal Funds.

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Management Agreement.

The Trustees reviewed Catalyst’s responses to a series of questions regarding, among other things, the investment performance of each Catalyst Renewal Fund, Catalyst’s services to each Fund, comparative fee and expense information, and Catalyst’s profitability from advising each Fund (“Catalyst 15(c) Response”).

Nature, Extent & Quality of Services. The Trustees reviewed the Catalyst 15c Response which provided information on the corporate structure, officers, owners, and compliance record of Catalyst. A representative of the advisor reviewed the services Catalyst provided to the Catalyst Renewal Funds and the procedures followed by Catalyst to supervise each Catalyst Renewal Fund’s investment program and the investment decisions made by portfolio managers and sub-advisors, as applicable. The Trustees then discussed the experience of Catalyst’s senior personnel, recent staff additions, and their satisfaction with Catalyst’s chief compliance officer and chief risk officer. A representative of the advisor reviewed Catalyst’s risk management process, aimed at addressing risk while maintaining returns, and the Trustees agreed that the advisor’s focus on risk management and mitigation was beneficial to shareholders. The Trustees discussed the advisor’s compliance program, and the Trust CCO confirmed that the advisor had appropriate and reasonably designed compliance policies and procedures to prevent violations of the federal securities laws. The Trustees acknowledged their discussion of the status of certain regulatory examinations and litigation during

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2018

the Meeting. The independent Trustees concluded that Catalyst had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the management agreement and that the nature, overall quality and extent of the management services provided by Catalyst to the Catalyst Renewal Funds were satisfactory.

Performance. The Trustees reviewed the performance of each Catalyst Renewal Fund relative to a peer group and its respective Morningstar category.

Catalyst Systematic Alpha. The Trustees considered that the Fund underperformed its benchmark for the 1 year and since inception periods, but noted the advisor implemented a new strategy for the Fund in the 4th quarter 2017 and, therefore, longer term performance may not be particularly relevant. They noted that the Fund experienced a drawdown in line with its peers implementing similar strategies as the market experienced an abrupt drawdown with the largest VIX spike in history during the first quarter of 2018. Given the recent change in strategy, the Trustees agreed that the advisor should be allowed additional time managing the Fund’s current strategy.

Catalyst Insider Buying Fund. The Trustees considered the Fund outperformed the peer group and Morningstar category for the 1 year period and outperformed the peer group for the since inception period. They acknowledged the Fund’s strong absolute returns in each of these periods. The Trustees concluded the Fund’s performance was acceptable.

Catalyst Insider Long/Short Fund. The Trustees noted the Fund’s recent and longer term performance. The advisor responded to questions from the Board regarding the strategy noting that the insider component of the strategy limits the universe of investments. The Trustees noted the recent market volatility and that the Fund’s return was up for the trailing one month and had performed well versus its Morningstar category, ranking in the top quartile during the 1 month period. The Trustees noted the Fund’s somewhat disappointing long term performance, and encouraged the advisor to continue to evaluate the strategy and potential opportunities and alternatives for the Fund. The Trustees concluded that the Fund’s performance was acceptable and that they would continue to monitor the Fund’s performance.

Catalyst Macro Strategy Fund. The Trustees considered the Fund’s high volatility noting that in 2015 and 2017 the Fund experienced double digit outperformance, but in 2018 and for the most recent 1 year period experienced significant underperformance. They noted that the recent underperformance was attributable to the February 2018 VIX spike and related closure of an ETN held by the Fund. The Trustees considered that the Fund continued to be managed to a high target volatility and that the advisor had implemented some of the Fund’s strategies through total return swaps rather than options or swaps to better manage volatility, reduce trading friction and mitigate the impact of unusually sharp market movement. They noted this approach was intended to reduce risk related to the individual product. They considered the additional cost of this approach, but noted the advisor had thoughtfully considered that the added swap fee was mitigated by the elimination of costly trade execution fees and expenses. The Trustees concluded that the Fund’s performance was acceptable.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2018

Catalyst Hedged Futures Strategy Fund. The Trustees noted that the Fund had recently performed as expected during the prior year and had good performance during a period of significant market volatility in February 2018. The Trustees considered that the Fund was up year to date as of April 30, 2018 and in the top 37% of its category. The Trustees acknowledged that the loss in February 2017 drove down performance for the 1 and 5 year periods, but noted that the Fund’s 10 year and since inception total return remained strong. The Trustees remarked that prior to 2013, the Fund was private. A representative of the advisor reported that the Fund recently won an award for the best since inception track record for an alternative fund. The Trustees concluded that the Fund’s performance was acceptable.

Catalyst Hedged Commodity Fund. The Trustees noted that the Fund had not yet received a Morningstar star rating. They considered the Fund’s strong absolute and relative performance, as compared to its peer group, Morningstar category, and the Bloomberg Commodity Index, for the 1 year and since inception periods. The Trustees concluded that the Fund’s performance was acceptable.

Catalyst Small-Cap Insider Buying Fund. The Trustees noted that despite the Fund’s underperformance for the 5 year, 10 year and since inception periods, the Fund’s 1 year performance was strong, outperforming the Russell 200 TR Index, peer group and Morningstar category. A representative of the advisor reported that as of April 30, the Fund was up for the year to date period while the S&P 500 Index was down for the same period. The Trustees concluded that the Fund’s performance was acceptable.

Catalyst/Groesbeck Growth of Income Fund. The Trustees considered that although the Fund’s investment style is currently out of favor and underperforming its Index, the Fund had experienced strong absolute returns for each of the 1 year, 5 year, and since inception periods. They agreed that for a dividend yield strategy, the Fund was performing well.

Catalyst/MAP Global Equity Fund & Catalyst/MAP Global Balanced Fund. The Trustees noted that the MAP Funds performed well on both an absolute basis and relative to each Fund’s respective Morningstar category and peer group for the since inception periods. With respect to MAP Global Equity, the Trustees considered that the outperformance of growth stocks versus value stocks contributed to the Fund’s underperformance during the last year. As to MAP Global Balanced, the Trustees considered that in the current market cycle, the sub-advisor’s adherence to its value discipline in managing the Fund contributed to the underperformance during the 1 year period. Based on all performance comparisons presented, the Trustees concluded that each Fund’s performance was acceptable.

Catalyst/SMH High Income Fund & Catalyst/SMH Total Return Income Fund. The Trustees noted that although both SMH Funds were rated 1-star by Morningstar, Catalyst SMH High Income Fund outperformed its peer group, Morningstar category and index for the 1 year period, and SMH Total Return Income Fund outperformed the BAML U.S. Cash Pay High Yield Index for the 1 year period. They considered that the Funds were more volatile than their Morningstar category peers, which was consistent with the sub-advisor’s strategy, and held more concentrated portfolios than the category in general. The Trustees noted that the Funds were

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2018

currently experiencing a period of outperformance and agreed that they were reasonably pleased with performance.

Catalyst Dynamic Alpha Fund. The Trustees noted the Fund outperformed the S&P 500 TR Index for all time periods, and outperformed its peer group and Morningstar category for the five-year and since inception periods. The Trustees observed the Fund had a 4-star Morningstar ranking. The Trustees agreed that the advisor was managing the Fund well and that they were pleased with performance.

Catalyst/Exceed Defined Risk Fund. The Trustees noted the change of sub-advisor and revised strategy for the Fund in late 2017 and agreed that it was premature to evaluate the performance of the new strategy. The Trustees noted the Fund had experienced more than $12 million in asset growth during the prior year. They agreed that although relatively short in duration, the performance was consistent with their expectations for the Fund’s strategy. The Trustees determined to continue to monitor the Fund and performance over longer periods.

Catalyst/Lyons Tactical Allocation Fund. The Trustees noted the Fund’s strong absolute returns for the 1 year period, despite underperforming the S&P 500 Index. They further noted the Fund’s outperformance of its peer group across all time periods, and outperformance of the Morningstar category for the 5 year and since inception periods. A representative of the advisor noted that the Fund won awards from Lipper Analytical during each of the last 2 years as a top fund in the flexible category. The Trustees agreed that performance was acceptable.

Catalyst Buyback Strategy Fund. The Trustees noted the Fund was rated 5-star by Morningstar and had strong returns for the 1 year and since inception periods. They noted the Fund outperformed the peer group and Morningstar category for the 1 year and since inception periods, and slightly underperformed the S&P 500 Index for the 1 year period. The Trustees considered that the Fund was no longer sub-advised, but that the advisor had continued to implement the Fund’s strategy using the prior sub-advisor’s models. The Trustees agreed that the advisor had done a good job of continuing to manage the Fund with consistency in the implementation of strategy.

Catalyst Floating Rate Income Fund. The Trustees noted the Fund outperformed all benchmarks over the 1-year, 5-year and since-inception periods. They considered it was the number one rated fund in its Morningstar category in 2017, and as of April 30, 2018 was in the top 2%. They acknowledged that the Fund was consistently ranked among the top of its peers, and agreed that the Fund’s performance was in line with their expectations.

Catalyst/Stone Beach Income Opportunity Fund. The Trustees considered that the Fund more than doubled in size during the prior year and experienced improved performance. They noted that although performance remained modest on an absolute basis, the advisor was hopeful that rising interest rates would provide increased opportunities for the Fund to outperform. The Board concluded that the Fund’s performance was acceptable.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2018

Catalyst Multi-Strategy Fund. The Trustees noted the Fund outperformed the SG CTA Index for the 1 year period, and despite underperforming the S&P500 TR Index across all periods and negative absolute returns year-to-date, the Fund outperformed its peers and Morningstar category during the 1 year, 10 year and since inception periods. They considered that the advisor engaged a new, portfolio manager as of January 1, 2018 and hired a new sub-advisor/trading advisor as of April 2018. They agreed that the year to date performance for the Fund was promising, but agreed that it was too soon to fully evaluate the impact of the new portfolio manager and trading advisor.

Catalyst MLP & Infrastructure Fund. The Trustees acknowledged that the Fund, and the comparable funds in its Morningstar category, were quite volatile. They considered the volatility was due to the Fund’s RIC status, as compared to the Ccorp status of most MLP funds. They noted the Fund had underperformed its peer group, Morningstar category and index on an absolute basis for the 1 year and since inception periods, but, despite negative returns, was in the top quartile for the year to date period and in the top 1% for the trailing 1 month. A representative of the advisor reported the Fund was up over 9% for the last month. The Trustees agreed that the Fund’s performance was acceptable.

Catalyst/IPOX Allocation Fund. The Trustees noted the Fund’s impressive absolute returns over the 1-year and since-inception periods, having outperformed the peer group and Morningstar category for the 1 year and since inception periods, and the S&P 500 Index for the 1 year period, having provided returns in line with the Index since inception. The Trustees agreed that the Fund’s performance was in line with their expectations.

Catalyst/Millburn Hedge Strategy Fund. The Trustees noted that the Fund had been negatively impacted by the February 2018 VIX spike and that such impact was reflected in the Fund’s 1 year returns. They considered the Fund’s strong absolute returns in the 5 and 10 year periods, and outperformance of the S&P 500 TR Index for the since inception period. They noted that the Fund rebounded nicely after the February VIX spike and was up 10% since then. They discussed the Fund’s global equity and diversified managed futures portfolio, and agreed that the S&P 500 Index was a challenging benchmark for the strategy. The Trustees agreed that performance was acceptable.

Fees & Expenses. The Trustees reviewed the advisory fee for each Catalyst Renewal Fund, and the fees charged by peer group and Morningstar category funds. They noted that some of the Catalyst Renewal Funds had an advisory fee that was the highest or tied for the highest among its respective peer group and Morningstar category. The Trustees considered that although the advisory fees were generally higher than average, only two of the Catalyst Renewal Funds had been paid the full advisory fee – Catalyst/Millburn Hedge Strategy Fund and Catalyst Hedged Futures Strategy Fund – with the advisor waiving all or a portion of the advisory fee for the remaining Catalyst Renewal Funds.

The Trustees discussed the allocation of advisory fees between Catalyst and each sub-advisor relative to its respective duties and other factors, and agreed that the allocation of fees between Catalyst and each sub-advisor was appropriate. In considering the strategy, and noting the

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2018

significant range in fees in each category, the size of the Funds, and in recognition of the unique strategies offered by many of the Catalyst Renewal Funds, the Board determined that the advisory fees were, in each case, not unreasonable.

Profitability. The Trustees reviewed a profitability analysis for each Catalyst Renewal Fund. With respect to the Catalyst Insider Buying Fund, the Trustees noted the advisor’s healthy profit margin. They considered that the advisor had allocated no expense for the portfolio manager to the Fund and agreed that if an allocation were made for the portfolio manager at a market rate, profit would be significantly less as a major component of any advisor’s expense is the compilation of a portfolio manager. The Trustees noted that although there was no stated amount for a portfolio manager salary, they believed the amount would be significant to replace him based on his considerable expertise and experience. In light of these considerations, the Trustees agreed that overall profitability was not excessive. With respect to the Catalyst Macro Strategy Fund, the Trustees noted that the Fund was managed entirely by the advisor with no expense to a sub-advisor. They considered that although the advisor realized a strong profit in terms of percentage of revenue, the amount was not significant in terms of actual dollars. Additionally, the Trustees considered that the Fund’s strategy provided shareholders the opportunity to access a sophisticated, hedge fund like strategy in a mutual fund format with an advisory fee lower than a typical hedge fund advisory fee. The Trustees agreed that overall profitability was not excessive.

The Trustees noted the advisor realized a profit in connection with each of Catalyst Hedged Futures Strategy Fund, Catalyst Hedged Commodity Strategy Fund, Catalyst Small-Cap Insider Buying Fund, Catalyst/MAP Global Equity Fund, Catalyst/MAP Global Balanced Income Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, Catalyst Dynamic Alpha Fund, Catalyst/Lyons Tactical Allocation Fund, Catalyst Multi-Strategy Fund, Catalyst/Millburn Hedged Strategy Fund, Catalyst/MLP Infrastructure Fund and Catalyst Floating Rate Income Fund, but agreed that for each Fund the amount of profit was reasonable and in line with industry averages and expectations. They considered that for each Fund, no compensation for the advisor’s principals and primary portfolio management team was allocated or included in the per Fund analysis because those persons received a share of profits rather than salary. After further discussion, the Trustees concluded that the advisor’s profitability with respect to each Fund was not excessive.

The Trustees noted that the advisor realized a loss in connection with its relationship with each of the Catalyst Systematic Alpha Fund, Catalyst Insider Income Fund, Catalyst Insider Long /Short Fund, Catalyst/Groesbeck Growth of Income Fund, Catalyst/Exceed Defined Risk Fund, Catalyst Buyback Strategies Fund, Catalyst/Stone Beach Income Opportunity Fund, and Catalyst IPOx Allocation Fund.

Economies of Scale. As to economies of scale, the Trustees noted that the Management Agreement did not contain breakpoints that reduced the fee rate on assets above specified levels but that each Fund’s expense cap was benefitting shareholders of most of the Funds. The Trustees agreed that breakpoints may be an appropriate way for Catalyst to share its economies of scale with the Catalyst Renewal Funds and their shareholders if a Fund experienced in assets. However, the Trustees recognized that the Catalyst Renewal Funds had not yet reached asset levels where

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2018

Catalyst could realize significant economies of scale. The Trustees noted that they would revisit the matter of breakpoints at the next renewal of the Management Agreement.

Conclusion. Having requested and received such information from the advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of Counsel, the Trustees concluded that renewal of the Management Agreement was in the best interests of the shareholders of each Catalyst Renewal Fund.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2018

Consideration and approval of Trading-Advisory Agreement between Catalyst Capital Advisers, LLC and Caddo Capital Management, LLC, with respect to the Catalyst Multi –Strategy Fund (the “Fund”).

In connection with a regular meeting held on February 14, 2018, the Board of Trustees (the “Board” or “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of a Trading-Advisory Agreement between Catalyst Capital Advisers, LLC (“Catalyst”) and Caddo Capital Management, LLC (“Caddo”) (the “Trading-Advisory Agreement”),with respect to the Fund.

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Trading Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Trading Advisory Agreement.

The Board’s determination to approve the Trading-Advisory Agreement followed the Trustees’ consideration of various factors and review of written materials provided by Caddo as trading advisor. The Trustees’ deliberations and the information on which their conclusions were based are summarized below.

Nature, Extent, & Quality of Services. The Trustees reviewed information provided by Caddo regarding its management team, strategy, and approach to compliance and risk mitigation. They considered that Catalyst’s risk management officer would work with Caddo to monitor the Fund’s risk profile. They noted Caddo was registered as a CTA and not as an Investment Advisers Act registered investment advisor. The Trustees noted that a representative of Catalyst expressed his recommendation of Caddo and confidence in its team and approach to portfolio management. The Trust’s CCO confirmed that Caddo’s compliance program was adequate and appropriate. After further discussion, the Trustees concluded that Caddo had the potential to provide services to the Fund in line with their expectations.

Performance. The Trustees considered the performance of Caddo’s Tactical Diversification Program as compared to the Societe General CTA Index. They noted that although Caddo’s program struggled during the trailing one-year period, it outperformed the Index for the longer-term (6 year) since inception period. The Trustees further considered that the Caddo portfolio manager had been working as an independent contractor of Catalyst and as of the date of the Meeting, the Fund was up 2.5% year to date putting the Fund in the top 2% of its peers and in the top 12% for the rolling 12-month period. The Trustees agreed that the portfolio management team had the ability to continue to provide strong returns for the Fund when it transitioned to include a trading advisor.

Fees. The Trustees noted the trading advisor would receive a fee paid by the advisor of 50% of the net advisory fee (maximum 0.875% annually) in connection with its relationship with the Fund. They reviewed the fees charged by the sub-advisor to other clients and noted that the sub-advisor

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2018

typically charged an incentive fee, making comparison difficult. They concluded that the sub-advisory fee was not unreasonable. They agreed that the fee, relative to the total advisory fee, and allocation of responsibilities was reasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the sub-advisor and discussed whether the sub-advisor’s estimated profit during the initial term of the agreement would result in excess profitability in connection with its relationship with the Fund. They noted the sub-advisor anticipated realizing a modest profit, but agreed that such profit was not excessive in terms of percentage of revenue or actual dollars. After further discussion, the Trustees concluded that excessive profitability was not a concern at this time.

Economies of Scale. As to economies of scale, the Trustees noted that the Trading Advisory Agreement did not contain breakpoints that reduce the fee rate on assets above specified levels, but that the expense cap may be a benefit to shareholders as the Fund’s assets grow. The Trustees agreed that this was primarily an advisor level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Conclusion. Having requested and received such information from Caddo as the Trustees believed to be reasonably necessary to evaluate the terms of the Trading Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that approval of the Trading Advisory Agreement was in the best interests of the Catalyst Multi-Strategy Fund and its shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2018

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises LLC, a family office, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006.	53	Variable Insurance Trust since 2010; Mutual Fund and Variable Insurance Trust since 2016; Strategy Shares since 2016; Trustee of M3Sixty Funds Trust, since 2016

Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired since 2015, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	40	Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, 1991 to 2017.	40	Variable Insurance Trust since 2010

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2018

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years

Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to present; President, Rational Advisors, Inc., 1/2016-present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998-present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 – 7/2016.	40	Variable Insurance Trust since 2010

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011.	N/A	N/A

Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012.	N/A	N/A

Brian Curley 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015. Assistant Vice President, Gemini Fund Services, LLC (2012 - 2014).	N/A	N/A

Sam Singh 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011-12/2014.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, 2/2012 to present.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The “Fund Complex” includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust Strategy Shares and the TCG Financial Series Trusts I-X, each a registered open-end investment company.

***	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, free of charge, upon request, by calling toll-free at 1-844-223-8637.

CATALYST FUNDS
INFORMATION ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below illustrates an investment of $1,000 invested at the beginning of the period (01/01/18) and held for the entire period through 06/30/18.

Actual Expenses

The “Actual” columns in the table below provides information about actual account values and actual expenses. You may use the information in these sections, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table provides information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectus.

					Hypothetical
			Actual		(5% return before expenses)

		Beginning
	Fund’s Annualized	Account Value	Ending Account	Expenses Paid	Ending Account	Expenses Paid
	Expense Ratio **	01/01/18	Value 06/30/18	During Period *	Value 06/30/18	During Period *

Catalyst Insider Long/Short Fund - Class A	1.75%	$1,000.00	$937.60	$8.41	$1,016.12	$8.75
Catalyst Insider Long/Short Fund - Class C	2.50%	1,000.00	932.90	11.98	1,012.40	12.47
Catalyst Insider Long/Short Fund - Class I	1.50%	1,000.00	938.30	7.21	1,017.36	7.50
Catalyst Hedged Commodity Strategy Fund - Class A	2.24%	1,000.00	969.30	10.94	1,013.69	11.18
Catalyst Hedged Commodity Strategy Fund - Class C	2.99%	1,000.00	965.40	14.57	1,009.97	14.90
Catalyst Hedged Commodity Strategy Fund - Class I	1.99%	1,000.00	970.30	9.72	1,014.93	9.94
Catalyst Hedged Futures Strategy Fund - Class A	2.24%	1,000.00	1,006.20	11.14	1,013.69	11.18
Catalyst Hedged Futures Strategy Fund - Class C	3.00%	1,000.00	1,002.60	14.90	1,009.92	14.95
Catalyst Hedged Futures Strategy Fund - Class I	2.00%	1,000.00	1,008.60	9.96	1,014.88	9.99
Catalyst Systematic Alpha Fund - Class A	1.99%	1,000.00	912.60	9.44	1,014.93	9.94
Catalyst Systematic Alpha Fund - Class C	2.74%	1,000.00	909.80	12.97	1,011.21	13.66
Catalyst Systematic Alpha Fund - Class I	1.74%	1,000.00	914.30	8.26	1,016.17	8.70
Catalyst Macro Strategy Fund - Class A	1.95%	1,000.00	621.40	7.84	1,015.12	9.74
Catalyst Macro Strategy Fund - Class C	2.70%	1,000.00	618.70	10.84	1,011.41	13.47
Catalyst Macro Strategy Fund - Class I	1.70%	1,000.00	622.00	6.84	1,016.36	8.50
Catalyst Multi Strategy Fund - Class A	2.24%	1,000.00	987.20	11.04	1,013.69	11.18
Catalyst Multi Strategy Fund - Class C	2.99%	1,000.00	983.50	14.70	1,009.97	14.90
Catalyst Multi Strategy Fund - Class I	1.99%	1,000.00	987.90	9.81	1,014.93	9.94
Catalyst Exceed Defined Risk Fund - Class A	1.50%	1,000.00	1,018.10	7.51	1,017.36	7.50
Catalyst Exceed Defined Risk Fund - Class C	2.25%	1,000.00	1,015.70	11.25	1,013.64	11.23
Catalyst Exceed Defined Risk Fund - Class I	1.25%	1,000.00	1,019.00	6.26	1,018.60	6.26
Catalyst Millburn Hedge Strategy Fund - Class A	2.14%	1,000.00	985.80	10.54	1,014.18	10.69
Catalyst Millburn Hedge Strategy Fund - Class C	2.89%	1,000.00	981.70	14.20	1,010.46	14.41
Catalyst Millburn Hedge Strategy Fund - Class I	1.89%	1,000.00	986.40	9.31	1,015.42	9.44
Catalyst Exceed Defined Shield Fund - Class A	1.45%	1,000.00	1,014.80	7.24	1,017.60	7.25
Catalyst Exceed Defined Shield Fund - Class C	2.20%	1,000.00	1,010.90	10.97	1,013.88	10.99
Catalyst Exceed Defined Shield Fund - Class I	1.20%	1,000.00	1,015.70	6.00	1,018.84	6.01

*	Expenses are equal to the Funds’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

**	Annualized expense ratio does not include interest expenses or dividend expenses.

For more information on Fund expenses, please refer to the Funds’ prospectus, which can be obtained from your investment representative or by calling 1-866-447-4228. Please read it carefully before you invest or send money.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. July 2017

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-844-223-8637

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you:

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust doesn’t jointly market.

MUTUAL FUND SERIES TRUST
17605 Wright Street, Suite 2
Omaha, NE 68130

MANAGER
Catalyst Capital Advisors, LLC
36 North New York Ave., 2nd Floor
Huntington, NY 11743

ADMINISTRATOR
Gemini Fund Services LLC
80 Arkay Dr. Suite 110
Hauppauge, NY 11788

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreements, Services Agreements and Distribution and/or Service (12b-1) Plans, tax aspects of the Funds and the calculations of the net asset values of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC- 0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.

(a)	The Registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the Registrant believes that the experience provided by each member of the audit committee together offer the Registrant adequate oversight for the Registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2018	2017
Catalyst Insider Long/Short Fund	11,250	11,250
Catalyst Hedged Commodity Strategy Fund	11,250	11,250
Catalyst Hedged Futures Strategy Fund	10,250	10,250
Catalyst Systematic Alpha Fund	12,250	12,000
Catalyst Macro Strategy Fund	12,250	11,250
Catalyst Multi Strategy Fund	11,250	11,250
Catalyst/Exceed Defined Risk Fund	11,250	11,250
Catalyst/Millburn Hedge Strategy Fund	17,000	17,000
Catalyst/Exceed Defined Shield Fund	11,250	12,250

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2018	2016
Catalyst Insider Long/Short Fund	2,000	2,000
Catalyst Hedged Commodity Strategy Fund	3,500	3,500
Catalyst Hedged Futures Strategy Fund	2,000	2,000
Catalyst Systematic Alpha Fund	3,500	2,000
Catalyst Macro Strategy Fund	3,500	2,000
Catalyst Multi Strategy Fund	3,500	3,500
Catalyst/Exceed Defined Risk Fund	2,000	2,000
Catalyst/Millburn Hedge Strategy Fund	3,500	3,500
Catalyst/Exceed Defined Shield Fund	2,000	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2018, and 2017 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the Registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant for the fiscal years ended June 30, 2018 and 2017, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the Registrant's principal accountant for the Registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
President
Date: September 04, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi
President
Date: September 04, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff
Treasurer
Date: September 04, 2018